AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON May 17 , 2023

File No. 333-270510

United States SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No.	☒

(Check appropriate box or boxes)

Capitol Series Trust
(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of Principal Executive Offices, Zip Code)

513-587-3400

(Registrant’s Telephone Number, including Area Code)

Matthew J. Miller

President and Chief Executive Officer

Capitol Series Trust

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

 (Name and Address of Agent for Service)

Copy to:

Thomas G. Sheehan

Practus LLP

11300 Tomahawk Creek Pkwy

Suite 310

Leawood, KS 66211

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of beneficial interest, with no par value, of the Hull Tactical US ETF, a series of the Registrant.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on May 17, 2023, pursuant to Rule 488 under the Securities Act of 1933.

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HULL TACTICAL US ETF

(a series of Exchange Traded Concepts Trust)

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting (the “Meeting”) of shareholders of the Hull Tactical US ETF (the “Target ETF”), a series of Exchange Traded Concepts Trust (“ETC Trust” or “Target Entity”), which will be held on May 26, 2023, 10:00 a.m. Central standard time, at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120. These materials discuss a proposal to be voted on at the Meeting and contain a Notice of Special Meeting of Shareholders, a proxy statement/prospectus (the “Proxy Statement/Prospectus”), and a proxy card. The proxy card is, in essence, a ballot. When you complete the proxy card, it tells us how you wish the individuals named on your proxy card to vote on important issues relating to the Target ETF. If you complete, sign and return a proxy card, we will vote your proxy exactly as you tell us. If you simply sign and return a proxy card without indicating how your shares are to be voted, we will vote your proxy FOR the proposal(s), which is in accordance with the ETC Trust’s Board of Trustees’ recommendation on page 10 of the Proxy Statement/Prospectus.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus, or COVID-19, ETC Trust is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast, or that ETC Trust may otherwise allow for virtual attendance. If ETC Trust and the Target ETF takes this step, it will publicly announce the decision in a press release that will also be filed with the U.S. Securities and Exchange Commission as definitive additional soliciting material, and ETC Trust will post the announcement and additional information on the Target ETF’s website at www.hulltacticalfunds.com, as soon as practicable before the Meeting. ETC Trust and the Target ETF recommend that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus, at the Special Meeting, the shareholders of the Target ETF will be asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Target ETF into a corresponding ETF with the same name (the “Acquiring ETF”), which is a newly created series of Capitol Series Trust (“CST” or “Acquiring Trust”) (the “Proposal”). The Acquiring ETF was established solely for the purpose of acquiring the assets and assuming the liabilities of the Target ETF, and continuing the Target ETF’s business (the “Reorganization”). Upon shareholder approval and declared effectiveness of the Plan, you will receive shares of the Acquiring ETF equivalent to the value of your Target ETF shares as of the closing date of the Reorganization, in complete liquidation and dissolution of the Target ETF. At that time, you will no longer be a shareholder of the Target ETF, but will become a shareholder of the Acquiring ETF. Importantly, approval of the Proposal will not result in any material change in portfolio management of the ETF, or any increase in shareholder fees or expenses.

The Reorganization is proposed for three primary reasons:

(1)	to enable HTAA, LLC, which currently serves as the subadviser to the Target ETF (“Target ETF Subadviser”), to serve as the investment adviser to the Acquiring ETF (“Acquiring ETF Adviser”);

(2)	subject to the approval of the Board of Acquiring Trust, to enable HTAA to fully implement its options strategy, which it has been unable to do in its role as the Target ETF Subadviser. including investments through sophisticated trading strategies in S&P 500 Index-related options and equity options;

(3)	to create the opportunity for HTAA to implement an effective derivatives risk management program (“DRMP”), tailored to a single-adviser fund structure rather than a subadvisory fund structure, with transparency to monitor the portfolio and trades verify compliance with applicable derivative limitations on an intraday basis, and supported by an administrator with extensive DRMP experience and the necessary tools to support both the Adviser and the Acquiring Trust’s Board in fulfilling their DRMP responsibilities.

If the Plan is approved by shareholders of the Target ETF, HTAA LLC, the Target ETF’s current investment subadviser with discretionary investment management authority over the Target ETF’s portfolio (“HTAA” or “Target ETF Subadviser”), will become the investment adviser to the Acquiring ETF (“Acquiring ETF Adviser”), with the same portfolio management team in place to provide such services. HTAA will manage the Acquiring ETF in accordance with an identical investment objective, and substantially similar principal investment

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strategies, policies, and risks as the Target ETF immediately prior to the Reorganization. Exchange Traded Concepts, LLC (“ETC LLC” or “Target ETF Adviser”), serves as the Target ETF’s investment adviser, and in that capacity provides a variety of services, including, among other things, (1) arranging for non-distribution operational services for the Target ETF; (2) administering the Target ETF’s business affairs, including providing office facilities for the Target ETF and certain clerical, bookkeeping and administrative services; and (3) monitoring the purchases and sales of portfolio securities for the Target ETF by the Target ETF Subadviser, and regular review of the Target ETF Subadviser’s performance. ETC LLC will not serve as investment adviser, or in any other capacity, to the Acquiring ETF following the Reorganization. The Acquiring ETF will also be overseen by a different Board than the Target ETF. Additional information about the Acquiring ETF is included in Exhibit D and Exhibit E of the Combined Proxy Statement/Prospectus.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the Meeting, you may vote your shares in person. If you expect to participate in the Meeting, or have questions, please call 844-484-2484. You may also vote your shares through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge, reminding you to vote your shares of the Target ETF.

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HULL TACTICAL US ETF

10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

(405) 778-8377

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on May 26, 2023

To the shareholders of the Hull Tactical US ETF (the “Target ETF”):

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (the “Meeting”) of the Target ETF, a series of Exchange Traded Concepts Trust (“ETC Trust” or “Target Entity”), which will be held on May 26, 2023 at 10:00 a.m. Central Standard Time, at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120. The Meeting is being called for the following purposes:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) between ETC Trust, on behalf of the Target ETF, and Capitol Series Trust (“CST” or “Acquiring Trust”), on behalf of the Hull Tactical US ETF, a newly-created series of CST (the “Acquiring ETF”), that provides for: (i) the acquisition of the assets of the Target ETF by the Acquiring ETF in exchange solely for shares of the Acquiring ETF and the assumption of the liabilities of the Target ETF by the Acquiring ETF, (ii) the pro rata distribution of such shares to the shareholders of the Target ETF, and (iii) the complete liquidation and dissolution of the Target ETF.

2.	To transact such other business as may properly come before the Meeting.

A copy of the Plan, which more completely sets forth the terms of the proposed reorganization of the Target ETF with and into the Acquiring ETF, is attached as Exhibit A to the Proxy Statement/Prospectus.

The Board of Directors of the ETC Trust recommends that you cast your vote FOR the above Proposal as described in the Proxy Statement/Prospectus.

Please sign and promptly return the enclosed proxy card in the postage paid return envelope regardless of the number of shares that you own.

If you have authorized a proxy to vote on the proposed reorganization, whether by mail, by telephone, or through the internet, you may revoke such authorization at any time before it is exercised by: (1) sending in another proxy card with a later date; (2) sending a written notice the Secretary of the Target ETF expressly revoking your proxy, or (3) attending the Meeting and voting in person. Please remember that since your voting instructions are processed in the order in which they are received, your last vote received will be the one that counts.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus, or COVID-19, ETC Trust is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that ETC Trust may allow for virtual attendance. If ETC Trust takes this step, it will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and ETC Trust will post the announcement and additional information on the Target ETF’s website at https://www.hulltacticalfunds.com as soon as practicable before the Meeting. ETC Trust recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

By Order of the Board of Trustees of Exchange Traded Concepts Trust
Richard Malinowski
Richard Malinowski
Secretary, Exchange Traded Concepts Trust
May 17, 2023

If you have any questions, would like to vote your shares, or wish to obtain instructions on how to attend the Meeting and vote at the Meeting, please call 844-484-2484.

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PROXY STATEMENT/PROSPECTUS

Dated May 17 , 2023

Acquisition of the Assets and Assumption of the Liabilities of

HULL TACTICAL US ETF,

(a series of Exchange Traded Concepts Trust)

By and in Exchange for Shares of

HULL TACTICAL US ETF

(a series of Capitol Series Trust)

This Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) solicits proxies to be voted at a Special Meeting of Shareholders of the Hull Tactical US ETF (the “Target ETF”), a series of Exchange Traded Concepts Trust (“ETC Trust” or “Target Entity”), which will be held at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, on May 26, 2023 at 10:00 a.m. Central Standard Time (the “Meeting”).

At the Meeting, shareholders of the Target ETF will be asked to approve an Agreement and Plan of Reorganization (the “Plan”). If the Target ETF’s shareholders approve the Plan, the assets and the liabilities of the Target ETF will be respectively acquired by the Hull Tactical US ETF (the “Acquiring ETF”), a newly created series of Capitol Series Trust (the “Acquiring Trust” or “CST”), in exchange solely for (i) shares of the Acquiring ETF (“Acquiring ETF Shares”) and (ii) the assumption by the Acquiring ETF of the liabilities of the Target ETF. Acquiring ETF Shares will be distributed to shareholders of the Target ETF, which then will liquidate and dissolve.

The Board of Trustees of ETC Trust (the “ETC Board”) has fixed the close of business on March 29, 2023, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of the Target ETF on the Record Date will be entitled to one vote for each share of the Target ETF held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about May 17 , 2023, to all shareholders eligible to vote on the Plan that provides for the reorganization of the Target ETF with and into the Acquiring ETF.

If the Target ETF’s shareholders approve the Plan, on the closing date of the reorganization shareholders of the Target ETF will each receive shares of the Acquiring ETF of equivalent net asset value (“NAV”) to the NAV of their investment in the Target ETF immediately prior to the reorganization. The Target ETF will then be liquidated and dissolved.

The Target ETF and the Acquiring ETF (each, an “ETF” or a “Fund” and, together, the “ETFs” or the “Funds”) have identical investment objectives and substantially similar principal investment strategies. Each ETF’s investment objective is to seek long-term capital appreciation. The ETFs also have principal investment risks that are substantially the same.

This Proxy Statement/Prospectus includes information about the Plan and the Acquiring ETF that you should know before voting on the Plan, which if approved, would result in your owning shares of the Acquiring ETF after the reorganization. You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Target ETF, the Acquiring ETF and the proposed reorganization has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

●	A Statement of Additional Information (“SAI”) dated May 17 , 2023, relating to this Proxy Statement/Prospectus (the “Proxy Statement SAI”), is incorporated by reference into and legally considered a part of this Proxy Statement/Prospectus;

●	The Prospectus of the Target ETF dated April 1, 2023, as supplemented (the “Target ETF Prospectus”), which is incorporated by reference into and legally considered a part of this Proxy Statement/Prospectus. (File Nos. 333-156529 and 811-22263);

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●	The SAI of the Target ETF dated April 1, 2023, as supplemented, (the “Target ETF SAI”), which is incorporated by reference into and legally considered a part of this Proxy Statement/Prospectus (File Nos. 333-156529 and 811-22263);

●	The Prospectus of the Acquiring ETF dated May 17, 2023, (the “Acquiring ETF Prospectus”), accompanies this Proxy Statement/Prospectus and is also incorporated by reference into and legally considered a part of this Proxy Statement/Prospectus. (File Nos. 333-191495 and 811-22895);

●	The Semi-Annual Report for the Target ETF for the fiscal period May 31, 2022 (File No. 811-22263); and

●	The Annual Report for the Target ETF for the fiscal year ended November 30, 2022 (File No. 811-22263).

You may request a free copy of the Target ETF’s Prospectus and SAI dated April 1, 2023, as supplemented, and the Target ETF’s Annual or Semi-Annual Report to Shareholders, the SAI relating to this Proxy Statement/Prospectus, and other information without charge upon written request by writing to the Target ETF’s distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456, by visiting the Target ETF’s website at www.hulltacticalfunds.com, or by calling toll-free 1-844-485-5383.

You may request a free copy of the Acquiring ETF’s Prospectus and SAI dated May 17, 2023 by calling 844-484-2484. Because the Acquiring ETF has not yet commenced operations, no Annual or Semi-Annual Report to Shareholders is available.

The Target ETF’s shares are listed, and the Acquiring ETF’s shares will be listed, on NYSE Arca, Inc. (the “Exchange”). Reports, proxy statements and other information that may be filed with the Exchange also may be inspected at the offices of the Exchange.

You also may review and obtain copies of these documents from the SEC on the EDGAR Database via the internet at www.sec.gov or by sending an electronic request to the following email address: publicinfo@sec.gov. The SEC charges a fee to copy any documents.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target ETF or the Acquiring ETF is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Funds.

TABLE OF CONTENTS

Page
Cover Page	Cover
SUMMARY
What am I being asked to vote upon at the Meeting?	1
Why is the Reorganization being proposed, and Why Did the Board of the Target ETF Approve the Plan of Reorganization?	1
What will happen if shareholders approve the Plan?	2
How will the reorganization affect me as a Shareholder?	2
Who manages the Target ETF and who will manage the Acquiring ETF if the Proposal is approved?	3
How Will HTAA’s Role as an Investment Manager Change in its Role as the Investment Adviser to the Acquiring Trust Compared to its Current Role as Subadviser to the Target ETF if the Reorganization is Approved”	3
Are there any material differences between the investment objective or principal investment strategies of the Target ETF and the Acquiring ETF?	3
Will the reorganization affect the way my investments are managed?	4
Will the reorganization result in any operational efficiencies for the Acquiring ETF relative to the Target ETF?	4
Are there any material differences in the principal risks of the Target ETF and the Acquiring ETF?	5
How do the fees and expenses of the Acquiring ETF compare to the fees and expenses of the Target ETF?	5
Will there be changes to the Board of Trustees and service providers for the Acquiring ETF?	6
What Did the Board of the Acquiring ETF Consider With Regard to the Implementation of Derivatives Risk Management Program in Light of the Options Strategy to be Implemented in the Acquiring ETF?	6
Who will pay the costs associated with the reorganization?	8
What are the federal income tax consequences of the reorganization?	8
How do the purchase and redemption procedures of the Target ETF and the Acquiring ETF compare?	9
What is the anticipated timing of the reorganization?	9
What happens if the reorganization is not approved?	9
How will shareholder voting be handled?	9
What is the Board’s recommendation regarding the proposal?	10
COMPARISONS OF SOME IMPORTANT FEATURES OF THE ETFs	11
Are there any significant differences between the investment objectives or principal investment strategies of the Target ETF and the Acquiring ETF?	11
How do the principal investment risks of the Target ETF and the Acquiring ETF compare?	12
How do the purchase and redemption procedures of the Target ETF and the Acquiring ETF compare?	17

Who manages the Target ETF and who will manage the Acquiring ETF if the Proposal is approved, and how do the contractual arrangements to provide advisory services for the Acquiring Fund differ from the current contractual arrangements for the Target Fund?	17

How Will HTAA’s Role as an Investment Manager Change in its Role as the Investment Adviser to the Acquiring Trust Compared to its Current Role as Subadviser to the Target ETF if the Reorganization is Approved”	18

What are the Funds’ investment management fee rates?	19

What are the fees and expenses of the Target ETF and what will the fees and expenses of the Acquiring ETF be after the reorganization?	19

How do the performance records of the Funds compare?	21

Where can I find more financial and performance information about the Target ETF?	22

What are the changes to the ETF’s Board of Trustees that will occur if the Proposal is approved?	22

What are the changes to the ETF’s service providers that will occur if the Proposal is approved?	25

What are other key features of the ETFs?	25

REASONS FOR THE REORGANIZATION	26
INFORMATION ABOUT THE REORGANIZATION	28
How will the reorganization be carried out?	28
Who will pay the expenses of the reorganization?	28
What are the capitalizations of the Funds and what might the Acquiring ETF’s capitalization be after the reorganization?	29
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	29
INFORMATION ABOUT THE ETFs	30
VOTING INFORMATION	32
How many votes are necessary to approve the Plan?	32
How do I ensure my vote is accurately recorded?	33
May I revoke my proxy?	33
What other matters will be voted upon at the Meeting?	33
Who is entitled to vote?	33
How will proxies be solicited?	33
May I attend the Meeting?	34
Are there dissenters’ rights?	34
PRINCIPAL HOLDERS OF SHARES	35
SHAREHOLDER PROPOSALS	35
ADJOURNMENT	35

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

A.	Form of Agreement and Plan of Reorganization	A-1
B.	Financial Highlights of the Target ETF	B-1
C.	Principal Holders of Securities of the Target ETF	C-1
D.	Comparison of Target ETF and Acquiring ETF Fundamental Investment Restrictions	D-1
E.	Comparison of Delaware and Ohio Governing Instruments and State Law	E-1

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SUMMARY

This is only a summary of certain information contained in this Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan (attached as Exhibit A) and the Acquiring ETF Prospectus (enclosed).

What am I being asked to vote on at the Meeting?

At the Meeting, shareholders of the Target ETF, a current series of ETC Trust, will be asked to approve the Target ETF’s reorganization into the newly created Acquiring ETF that has an identical investment objective and substantially similar principal investment strategies and risks as the Target ETF. The reorganization, if approved by shareholders of the Target ETF, will be accomplished in accordance with the Plan. If the Target ETF’s shareholders approve the Plan, the assets of the Target ETF will be acquired by the Acquiring ETF, a newly created series of CST, in exchange solely for (i) Acquiring ETF Shares and (ii) the assumption of the liabilities of the Target ETF by the Acquiring ETF, and Acquiring ETF Shares will be distributed to shareholders of the Target ETF, which then will liquidate and dissolve (the “Reorganization”). There will also be a redemption of fractional shares of the Target ETF immediately before the Closing.

Why is the Reorganization Being Proposed, and Why Did the Board of the Target ETF Approve the Plan of Reorganization?

The Reorganization is proposed for three primary reasons: (1) to enable HTAA, LLC, which currently serves as the subadviser to the Target ETF (“Target ETF Subadviser”), to serve as the investment adviser to the Acquiring ETF (“Acquiring ETF Adviser”) in a single adviser fund structure; (2) subject to the approval of the Board of Acquiring Trust, to enable HTAA to fully implement its options strategy, which it has been unable to do in its role as the Target ETF Subadviser, including investments through sophisticated trading strategies in S&P 500 Index-related options and equity options; and (3) to create the opportunity for HTAA to implement an effective derivatives risk management program (“DRMP”), tailored to a single-adviser fund structure rather than a subadvisory fund structure, with transparency to monitor the portfolio and trades and verify compliance with applicable derivative limitations on an intraday basis, and supported by an administrator with extensive DRMP experience and the necessary tools to support both the Adviser and the Acquiring Trust’s Board in fulfilling their DRMP responsibilities.

To understand why the Board of the Target ETF approved the Plan of Reorganization, a brief history of the evolution of the Target ETF’s investment strategy developed by HTAA LLC, the Target ETF’s sub-adviser, is necessary. Prior to the commencement of the Target ETF’s operations in 2015, the Target ETF Adviser engaged HTAA to develop and implement the Target ETF’s investment strategy, with the Target ETF Adviser initially retaining responsibility for carrying out HTAA’s investment decisions by trading the Target ETF’s portfolio. Over time, HTAA, with the Board’s approval, refined and modified the Target ETF’s strategy to include investments in S&P 500 Index-related options in late 2020 and equity options in early 2022. During that period, in September, 2021, portfolio trading responsibilities transitioned from the Target Fund Adviser to HTAA based on the recommendation of the Target ETF Adviser and HTAA.

At the time the Target ETF’s strategy was changing to permit investment in equity options in early 2022, the Target ETF Adviser was in the process of preparing to comply with Rule 18f-4 requirements and structuring a DRMP. The DRMP designed by the Target ETF Adviser for the Target ETF meets the various conditions of and operates in compliance with Rule 18f-4. At no time was the Target ETF Adviser concerned with its ability to operate its DRMP with respect to the Target ETF or comply with Rule 18f-4.

However, as options investments were becoming a larger component of the Target ETF’s strategy and would have been effected through increasingly sophisticated trading strategies, the Target ETF Adviser did not believe it would have adequate intraday transparency into the Target ETF’s portfolio to monitor it in real-time. The Target ETF Adviser, therefore, determined as a business matter that HTAA’s enhanced options program for the Target ETF needed further evaluation before it could be implemented. The Target ETF Adviser and HTAA, therefore, agreed that HTAA would postpone implementation.

While the Target ETF Adviser was conducting its evaluation, HTAA independently sought another shared trust that would permit it to promptly implement the options strategy. Once satisfied that CST would permit HTAA to

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do so and confirming that, like ETC Trust, CST possessed the necessary infrastructure and expertise to support the Target ETF, HTAA recommended to the Target ETF Adviser and the ETC Trust Board that the Target ETF be reorganized into a new series of CST. In response, HTAA and ETC Trust conducted due diligence on CST and presented information to the ETC Trust Board for its consideration of the proposed reorganization. Further, the ETC Trust Board and the Target ETF Adviser had an opportunity to meet with representatives of CST and HTAA to further discuss the operations, practices and procedures of CST and the support that the Target ETF would receive as a series of CST. After evaluating all of this information, the Target ETF Adviser and Board of ETC Trust both concluded that the operation of the Target ETF as a series of CST would be in the best interests of shareholders.

In determining to approve the Reorganization, including with regard to implementation of the options component of the Target ETF’s principal investment strategy following the Reorganization, the Independent Trustees of the Target ETF also considered the following related to the Acquiring Trust’s capabilities to support HTAA’s DRMP:

●	The Acquiring ETF’s Chief Compliance Officer and the Acquiring ETF’s counsel assured the Target ETF’s Independent Trustees that CST has options experience and portfolio management and monitoring capabilities that comply with Rule 18f-4 and monitor risks; and also employs an outside expert consultant;

●	The Acquiring Trust makes use of an affiliate of Confluence in the operation of its Rule 18f-4 derivatives risk management program;

●	The Acquiring Trust appears to have a capable and experienced Board; and the Target ETF’s Independent Trustees reviewed the experience of each;

●	The Target ETF’s Independent Trustees asked questions and were provided with a due diligence response that included addressing follow-up questions.

The Reorganization is also expected to create certain operational efficiencies, including the elimination of the Target ETF’s subadvisory fee structure and its related administrative and regulatory burdens. In addition, if the Reorganization is approved by shareholders of the Target ETF, the Acquiring Trust plans to establish an October 31 fiscal year end for the Acquiring ETF, a month earlier than the November 30 fiscal year end for the Target Fund. This change will also result in operational efficiencies by eliminating the need for a second distribution to shareholders each year, known as a “spillback distribution.”

What will happen if shareholders approve the Plan?

If the Target ETF’s shareholders approve the Plan, and all other closing conditions of the Reorganization under the Plan are either satisfied or waived, then shareholders of the Target ETF will become shareholders of the Acquiring ETF on or about June 2, 2023, and will no longer be shareholders of the Target ETF. Shareholders of the Target ETF will receive Acquiring ETF Shares with an aggregate net asset value (“NAV”) equivalent to the aggregate NAV of the shares of the Target ETF owned by such shareholders immediately prior to the Reorganization. In addition, as provided by the Plan: (1) the assets of the Target ETF will be acquired by the Acquiring ETF in exchange for the receipt of the Acquiring ETF Shares and the assumption of the liabilities of the Target ETF by the Acquiring ETF; and (2) the Acquiring ETF Shares received by the Target ETF in the exchange will then be distributed to shareholders of the Target ETF. After the Acquiring ETF Shares are distributed to the Target ETF’s shareholders, the Target ETF will be liquidated and dissolved.

How will the Reorganization affect me as a shareholder?

If the Reorganization is completed, you will cease to be a shareholder of the Target ETF and will become a shareholder of the Acquiring ETF. Upon completion of the Reorganization, shareholders of the Target ETF will each own shares of the Acquiring ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target ETF (“Target ETF Shares”) that such shareholder owned immediately prior to the Reorganization.

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Who manages the Target ETF and who will manage the Acquiring ETF if the Proposal is approved?

If the Proposal is approved, there will be some changes in the parties providing advisory services to the Target ETF compared to the Acquiring ETF, and in the contractual arrangements by which such advisory services are delivered.

For the Target ETF, Exchange Traded Concepts, LLC (“ETC LLC” or “Target ETF Adviser”) currently serves as investment adviser. In that role, the Target ETF Adviser provides a variety of services, including, among other things, the following:(1) arranging for non-distribution operational services for the Fund; (2) administering the Target ETF’s business affairs; and (3) overseeing the trading activities and performance of the Target ETF Subadviser. The Target ETF Adviser is not, however, directly responsible for day-to-day management of the Target ETF’s portfolio. Instead, the Target ETF Adviser, as permitted by its advisory agreement with ETC Trust, has entered into a subadvisory agreement with HTAA pursuant to which HTAA provides investment subadvisory and portfolio management services to the Target ETF, subject to the supervision of the Target ETF Adviser and oversight of the ETC Board.

If shareholders of the Target ETF approve the Plan, HTAA will become the investment adviser to the Acquiring ETF (“Acquiring ETF Adviser”) and will provide investment advisory and portfolio management services directly to the Acquiring ETF. The Acquiring ETF Adviser will also assume certain administrative and financial responsibilities with respect to Acquiring ETF. The Acquiring ETF will not have a subadviser, and the Target ETF Adviser will not be involved in servicing the Acquiring ETF in any capacity.

For a more complete discussion on this topic, see the sections below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ Who manages the Target ETF and who will manage the Acquiring ETF if the Proposal is approved, and how do the contractual arrangements to provide advisory services for the Acquiring Fund differ from the current contractual arrangements for the Target Fund ?

How Will HTAA’s Role as an Investment Manager Change in its Role as the Investment Adviser to the Acquiring Trust Compared to its Current Role as Subadviser to the Target ETF if the Reorganization is Approved?

If the Reorganization is approved, HTAA will be the sole Adviser to the Acquiring ETF, as opposed to the being Subadviser to the Target ETF and the Target ETF Adviser in the current structure.

In its capacity as Adviser to the Acquiring ETF, HTAA will be directly and fully responsible for all aspects of managing the Acquiring ETF, including implementation of the Acquiring ETF’s investment strategy, portfolio management, and compliance, and in that role will be subject of the oversight of the Acquiring Trust’s Board of Trustees and the Acquiring Trust’s Chief Compliance Officer; in the Target ETF, HTAA has provided subadvisory portfolio management services, and is subject to the oversight of the Target ETF’s Board and Target ETF’s Adviser and to instructions and directions from the Target ETF’s Board and the Target ETF Adviser.

In its capacity as Adviser to the Acquiring ETF, HTAA will be directly responsible for implementing the Adviser’s derivatives risk management program (“DRMP”) for the Acquiring ETF, subject to oversight by the Acquiring Trust’s Board of Trustees and the Acquiring Trust’s Chief Compliance Officer, but in that capacity will be assisted by the Acquiring Chief Compliance Officer and by the tools that the CCO and Ultimus Fund Solutions, the Acquiring ETF’s Administrator, provides to Advisers to assist them in their derivatives risk management role; in its role as Subadvisor to the Target ETF, HTAA has shared responsibility with the Target ETF Adviser for implementing Target ETF’s DRMP, and in that function is subject to the oversight of the Target ETF’s Board and the Target ETF Adviser and to instructions and directions from the Target ETF’s Board and the Target ETF Adviser.

Are there any material differences in the investment objective or principal investment strategies of the Target ETF and the Acquiring ETF?

As reflected in their respective prospectuses, the Target ETF and Acquiring ETF have identical investment objectives and substantially similar principal investment strategies. The investment objective of both the Target ETF and Acquiring ETF is to seek long-term capital appreciation. The Target ETF and the Acquiring ETF are each an actively managed ETF that seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities and instruments issued by or economically tied to U.S. issuers. HTAA, the Target ETF Subadviser and (if shareholders approve the Plan) the

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Acquiring ETF Adviser, uses various proprietary analytical investment models that examine current and historical market data to attempt to predict the performance of the S&P 500® Index (the “S&P 500®”), a widely recognized benchmark of U.S. stock market performance that is composed primarily of large-capitalization U.S. issuers. The models deliver investment signals that HTAA uses to make investment decisions for the ETF. Depending on the investment signals delivered by the models, HTAA in its discretion takes long or short positions in the S&P 500® by allocating the ETF’s assets to one or more S&P 500®-related instruments. When the ETF takes long positions, HTAA may maintain long exposure of up to 200% of its net assets. When the ETF takes short positions, its short exposure is limited to no more than 100% of its net assets. HTAA may adjust the allocation between the ETF’s long and short positions as necessary to account for new market conditions as well as data from the models. The ETF’s positions may be adjusted at HTAA’s discretion as model predictions and market opportunities fluctuate.

HTAA implements its S&P 500® investment strategy for the ETF by taking positions in one or more ETFs that seek to track the performance of the S&P 500® (each an “S&P 500®-related ETF”). HTAA may then further obtain or adjust the ETF’s long or short exposure to the S&P 500® by engaging in transactions in the following S&P 500®-related instruments:

●	entering into futures contracts on the S&P 500®;

●	buying or selling (writing) put or call options on the S&P 500® Index or on S&P 500® Index-related ETFs (together, “S&P 500® Options”);

●	investing up to 10% of its total assets in leveraged or inverse ETFs that, on a daily basis, seek to deliver multiples (long), or the inverse (short), of the performance of the S&P 500®, respectively; or

●	taking long positions or short positions, including through short sales, in one or more pooled investment vehicles designed to provide leveraged exposure to an index that measures the returns of a portfolio of monthly VIX futures contracts with a weighted average of one month to expiration.

In addition to the S&P 500®-focused strategy described above, HTAA, in an effort to generate income for the ETF, may buy and sell (write) exchange-listed put and call options on individual U.S. equity securities or on securities indices (“Equity Options”).

Although the Target ETF and the Acquiring ETF have identical investment objectives and substantially similar principal investment strategies, HTAA as the Target ETF Subadviser is not currently fully implementing its options strategy for the Target ETF. HTAA intends to fully implement that strategy as the Adviser to the Acquiring ETF if the Proposal is approved by shareholders. The full implementation of the Acquiring Fund’s options strategy may affect the Acquiring ETF’s performance and the risk profile of its portfolio relative to those the Target Fund.

For a more complete discussion on this topic, see the sections below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE ETFs ‒ “Are there any material differences between the investment objectives or principal investment strategies of the Target ETF and Acquiring ETF?” and “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS - How do the investment objectives, strategies, policies and risks of the ETFs compare?”

Will the Reorganization affect the way my investments are managed?

The Acquiring ETF will have an identical investment objective and substantially similar principal investment strategies and risks as the Target ETF and will be managed by the same portfolio management team that currently manages the Target ETF. The only difference in the way that your investments will be managed is that HTAA intends to fully implement its options strategy as the Adviser to the Acquiring ETF if the Proposal is approved by shareholders.

Will the reorganization result in any operational efficiencies for the Acquiring ETF relative to the Target ETF?

Yes. If the Reorganization is s approved by shareholders of the Target ETF, the Target ETF’s subadvisory fee structure and its related administrative and regulatory burdens will be eliminated. They will be replaced by a fee structure in which the Acquiring ETF makes a single payment to HTAA, who is then responsible for paying virtually all of the ETF’s operating expenses, as opposed to tracking such payment between and among the ETF. the adviser, the subadvisor, and the ETF’s service providers. The elimination of the subadvisory arrangement also diminishes the regulatory burden on the Acquiring Trust’s Board of Trustees to solicit and evaluate, on an annual basis, all information that is reasonably necessary to consider and approve the renewal of the ETF’s

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subadvisory agreement (in addition to the advisory agreement), as required by the Investment Company Act of 1940. Finally, because the Acquiring Trust intends to change the Acquiring ETF’s fiscal year end from November 30 to October 31 if shareholders approve the Reorganization, the Acquiring ETF will not be required to do two distributions of capital gains and income to shareholders each year rather than one. The second distribution, known as a “spillback distribution”, distributes the ETF’s ordinary income and/or capital gains from the previous fiscal year that were not distributed by the end of the same calendar year. Spillback distributions are normal practice for mutual funds with a fiscal year ending November 30 or December 31.

Are there any material differences in the principal risks of the Target ETF and the Acquiring ETF?

No. The principal risks of investing in the Target ETF and the Acquiring ETF are substantially similar because their investment objectives are identical and their principal investment strategies are substantially similar. These principal risks are listed below and apply to each ETF.

●	Cash Transactions Risk

●	Counterparty Risk

●	Derivatives Risk

●	Early Close/Trading Halt Risk

●	Equity Securities Risk

●	Futures Contracts Risk

●	Illiquid Investments Risk

●	Interest Rate Risk

●	Investment Focus Risk

●	Issuer-Specific Risk

●	Large-Capitalization Risk

●	Leveraging Risk

●	Limited Authorized Participants, Market Makers and Liquidity Providers Risk

●	Management Risk

●	Market Risk

●	Model and Data Risk

●	Operational Risk

●	Options Risk

●	Options Premium Tax Risk

●	Portfolio Turnover Risk

●	Short Sales Risk

●	Smaller Fund Risk

●	Trading Risk

●	Underlying ETF Risk

●	Underlying Leveraged and Inverse ETF Risk

●	U.S. Government Securities Risk

●	VIX Investment Vehicle Risk.

The full implementation of the Acquiring Fund’s options strategy may affect the risk profile of the Acquiring ETF’s relative to the historical risk profile of the Target Fund’s portfolio, in particular as they relate to Options Risk and Options Premium Tax Risk.

For a more complete discussion on this topic, see the sections below entitled:

“COMPARISONS OF SOME IMPORTANT FEATURES OF THE ETFs‒ “How do the principal investment risks of the Target ETF and the Acquiring ETF compare?” and “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS - What are the principal investment risks associated with investments in the Target ETF and the Acquiring ETF?”

How do the fees and expenses of the Acquiring ETF compare to the fees and expenses of the Target ETF?

Following the Reorganization, the Total Annual Fund Operating Expenses for the Acquiring ETF are expected to be equal to the Total Annual Fund Operating Expenses of the Target ETF. Both the Target ETF and the Acquiring ETF operate with a unitary fee structure. The unitary advisory fee rate for both the Target ETF and the Acquiring ETF is 0.91% and the total expense ratio (including other expenses and acquired fund fees and expenses) for both the Target ETF and the Acquiring ETF is 0.95%. For the Target ETF, HTAA receives a subadvisory fee of 0.81%.

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There will be no subadviser for the Acquiring ETF. For more information on the fees and expenses of the Target ETF and the Acquiring ETF, see the section titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE ETFs – What are the ETFs’ investment management fee rates?” and What are the fees and expenses of the Target ETF and what will the fees and expenses of the Acquiring ETF be after the Reorganization?

Will there be changes to the Board of Trustees and service providers for the Acquiring ETF?

Yes, the Acquiring ETF will have a different board than the Target ETF and there will be changes to some but not all of the ETF’s service providers. The ETC Board oversees the operations of the Target ETF, and the CST Board of Trustees will oversee the Acquiring ETF. The Target ETF and Acquiring ETF will have the same transfer agent, custodian, independent registered public accounting firm, and principal listing exchange. However, in addition to the previously described changes in the advisory and subadvisory relationships for the Target ETF and Acquiring ETF, the two ETFs will have different administrators, fund accounting agents, distributors, and legal counsels. For a more detailed comparison of the ETFs’ service providers, see “COMPARISONS OF SOME IMPORTANT FEATURES OF THE ETFS ‒ “What are the changes to the ETF’s Board of Trustees that will occur if the Proposal is approved?” and “What are the changes to the ETF’s service providers that will occur if the Proposal is approved?”

What Did the Board of the Acquiring ETF Consider With Regard to the Implementation of Derivatives Risk Management Program in Light of the Options Strategy to be Implemented in the Acquiring ETF?

The Board and Officers of Capitol Series Trust (“Acquiring Trust or “CST”) considered the implementation of a DRMP in connection with HTAA’s full implementation of its options strategy post-reorganization on three separate occasions. The first of these occurred at a special telephonic meeting of the Board held on November 17, 2022 (“Special Meeting”) that was attended by all of the Acquiring Trust’s Trustees and Officers, by Trust counsel, and by representatives of HTAA. The purpose of the Special Meeting was to consider resolutions to authorize the drafting of an N-14 proxy statement to reorganize the Target ETF into CST and to approve the filing of an amendment to the Acquiring Trust’s registration statement to add Hull Tactical ETF as a new series, with HTAA serving as the Fund’s adviser, rather than the subadvisory role that it has with the Target ETF. At the meeting, Matthew Miller, President to the Trust, provided a brief overview of the Hull ETF and the investment strategy used by HTAA to manage the Hull Tactical ETF. He also informed the Board that one of the reasons that HTAA sought to move the Hull ETF to CST was that it had not been able to fully employ its options trading strategy in the ETC subadvised fund, but intends to do so when it transitions to CST.

Mr Miller then introduced Petra Bakosova, CEO of HTAA and portfolio manager of the Target ETF, and William Raj, HTAA’s Operations Manager. Referring the Trustees to presentation materials that HTAA had disseminated to the Board, she then:

●	Provided background information about HTAA, noting that the firm is an SEC-registered investment advisor focused on quantitative asset management that was founded in 2013 by Blair Hull, who serves as HTAA’s Chairman and is its majority owner through his interest in HTAA Holdings LLC HTAA’s parent company. She also noted that prior to founding HTAA, LLC, Mr. Hull was the founder of Hull Trading Company and served as the firm’s Chairman and CEO until selling it to Goldman Sachs in 1999. She noted that at its peak, Hull Trading Company traded on 28 exchanges in nine countries and moved nearly a quarter of the entire daily market volume on some markets, executed over 7% of the index options traded in the United States, 3% of the equity options, and 1% of all shares traded daily on the New York Stock Exchange.

●	Provided background information about HTAA’s team, noting that the firm employs 13 individuals in research, trading, operations and compliance functions. She also provided more detailed biographical information about herself and Manajit Gogate, the firm’s derivatives risk manager for the Hull Tactical US ETF. With respect to her own background, she noted that has served as the portfolio manager of the Target ETF since its inception in 2015, and that her background is in algorithmic trading across multiple asset classes, mathematical modeling, and risk management. She further noted that she had joined Hull Investments, LLC in 2014, and worked on projects for its proprietary trading firm Ketchum Trading, LLC before moving over to its quantitative asset management unit HTAA, LLC. With respect to her educational background, she noted that she has a BS in Applied Mathematics from Comenius University in Bratislava, Slovakia, an MS in Financial Mathematics from University of Chicago, and MBA with

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concentrations Behavioral Sciences and Management University of Chicago. With respect to Manajit Gogate’s background, she noted that he has been a Chartered Financial Analyst (“CFA”) since 2017, a Bachelor of Technology degree in Chemical Engineering from Vishwakarma Institute of Technology, and a Master of Sciences degree in Financial Engineering from New York University, and that prior to joining HTAA he served as a quantitative analyst at data providers Option Metrics and Winhall Risk Analytics.

●	Described in detail the investment strategy of HTAA Tactical US ETF. On this topic, she noted that the firm has also offered this investment strategy in a separately managed accounts program for institutional clients since 2013, and that the options components of the strategy have been fully implemented in the separate account offering since the beginning of 2022.

●	Described the structure of the Target ETF and how it differs from the proposed structure of the Acquiring ETF. On this topic, she noted that the corporate governance model of the Target ETF Trust is that of a multiple series trust platform for investment managers who wish to advise exchange-traded funds, that all of the funds in the Target ETF Trust are subadvised ETFs, and that it is the subadvisers’ strategies. and not the Adviser’s strategies. that are implemented. She further noted her understanding that Exchange Traded Concepts, LLC, the investment adviser for all of the ETFs in the Target ETF Trust (“Target ETF Adviser”), is generally not directly involved in the day-to-day portfolio management for any of the ETFs that comprise the Target ETF Trust, including the Target ETF. She also noted that the Target ETF Adviser does, however, have responsibilities with respect the Target ETF’s DRMP, even though it is not involved in the day-to-day management of the fund. In contrast, if the Reorganization is approved, HTAA will become the sole investment adviser to the Acquiring ETF, and subject to oversight of the acquiring Trust’s Board and its Chief Compliance Officer, will be solely responsible for investment management of the Acquiring ETF’s portfolio in all aspects, as well as the implementation and execution of its DRMP.

●	Explained to the Board her understanding as to why the Target ETF’s Board and Adviser had not authorized HTTA to fully implement its options strategy in the Target ETF and why the Target ETF Trust and the Target ETF Adviser recommended the proposed reorganization into the Acquiring Trust as in the best interest of fund shareholders. On this topic, she noted that the Target ETF’s options strategy was being implemented for the Target ETF in a phased manner, and that as the Target ETF transitioned to more sophisticated and complicated options strategies, concerns arose related to challenges of implementing an effective Rule 18f-4 derivatives risk management program in a subadvised fund structure where the Target ETF’s Adviser is not directly involved in the portfolio management of the fund and does not have real time transparency to monitor the subadviser’s portfolio and trades to verify compliance with applicable limitations on an intraday basis. Given these concerns, HTAA and the Target ETF Adviser agreed that an effective derivative risks management program pursuant to Rule 18f-4 could be most effectively achieved in a corporate governance structure where the ETF’s investment adviser is directly responsible for all aspects of managing the fund, including investment strategy, portfolio management, and compliance (including the implementation of an effective DRMP).

At the conclusion of the Special Meeting, the Acquiring Trust Board: (1) approved the filing of an amendment to the Trust’s registration statement with the SEC to add Hull Tactical US ETF as a new series of the Trust; and (2) authorized the officers of the Trust and counsel to prepare for filing with the SEC a combined proxy statement and prospectus on Form N-14 with respect to a proposed Agreement and Plan of Reorganization between CST, on behalf of its newly created series, Hull Tactical US ETF, and the Target ETF Trust, on behalf of its current series of the same name, Hull Tactical US ETF.

The second occasion on which representatives of the Acquiring Trust considered matters related to HTAA’s post-reorganization derivatives risk management program was in connection of with a meeting of the Target ETF Board on February 15, 2023 to consider whether to approve the proposed Reorganization. In response to a request from the Trustees of the Target ETF requesting information pertinent to their consideration of the proposed Reorganization of the Target ETF into CST, Counsel to the Acquiring Trust and its Independent Trustees on February 14, 2023 transmitted a memorandum on behalf of the Acquiring Trust that addressed, among other topics, the experience of the Acquiring Trust and its Administrator, Ultimus Fund Solution with Rule 18f-4 and the operation of a derivatives risk management program and whether the appropriate

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infrastructure is in place to oversee a derivatives risk management program for the Acquiring ETF post reorganization.

In response to that request, counsel to the Acquiring Trust provided a written response from Martin Dean, who in addition to serving as the Chief Compliance Officer for the Acquiring Trust also serves as President of Northern Lights Compliance Services, an affiliate of Ultimus Fund Solutions. Mr. Dean’s response affirmed that the proper infrastructure is in place to oversee HTAA’s derivative risk management program, and noted that Ultimus was at that time was providing 18f-4 services to approximately 135 portfolios. He also listed the services that Ultimus provides to general derivatives users, with a greater than 10% derivatives exposure, including the following:

a.	Managing derivatives-specific data, update security master files, and loading each Fund’s portfolio composition and derivatives-specific data into Confluence software;

b.	Delivering daily derivatives exposure and value-at-risk (“VaR”) reports generated by the Confluence software to each Fund’s investment adviser (“Adviser”) and the Trust’s Chief Compliance Officer and making available reporting for weekly stress testing and back-testing calculations performed by the Confluence software;

c.	Providing Adviser access to the Confluence software in order that Adviser may calculate derivatives exposure for each Fund it advises and making other derivatives risk management calculations as required by Rule 18f-4 (e.g., daily VaR calculations, weekly back-testing, and weekly stress-testing);

d.	Providing Advisers a board reporting template;

e.	Providing the Trust’s board of trustees (the “Board”) access to an independent derivatives expert (a “Derivatives Expert”) capable of supporting the Board’s efforts in effecting compliance oversight as required by Rule 18f-4 and the Trust’s related Derivatives Risk Management Program; and

f.	Reporting required information (based on the data in the Confluence software) monthly on form N-PORT.

The third occasion on which the Acquiring Trust Board considered HTAA’s post-reorganization derivatives risk management program was on March 6, 2023, when the Acquiring Trust Board met with representatives of HTAA in connection its consideration of the approval of HTAA’s proposed advisory agreement with HTAA for the Hull Tactical US ETF, subject to shareholder approval in the N-14 proxy. During such meeting, which was attended on HTAA’s behalf by HTAA’s CEO and portfolio manager Petra Ms. Bakosova, HTAA’s Operations Manager Raj, HTAA’s Derivatives Risk Manager Manajit Gogate and Chief Compliance Officer Eric Kleinschmidt, and on behalf of the Acquiring Trust by all of its and Officers, including Martin Dean, its Chief Compliance Officer, the Trustees discussed with the parties both HTAA and the Trust’s preparedness to implement a derivatives risk management program that encompassed HTAA’s options trading in conformity with rule 18f-4, and received assurances from all parties that such program would be implemented.

Who will pay the costs associated with the Reorganization?

The estimated cost of the Reorganization is expected to be approximately $130,200. The cost of the Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of the Target ETF all materials relating to the Reorganization as well as the conversion costs associated with the Reorganization, will be borne by HTAA, regardless of whether or not the reorganization is consummated.

What are the federal income tax consequences of the Reorganization?

The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the “Code”) and generally is not expected to result in recognition of gain or loss by the Target ETF or its shareholders.

As a condition of the closing of the Reorganization, and assuming the parties comply with the terms of the Plan, ETC Trust and CST will receive an opinion of counsel regarding the federal income tax consequences of the Reorganization. Shareholders should consult their tax advisors about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganization. For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

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How do the purchase and redemption procedures of the ETFs compare?

Purchase and redemption procedures for the Target ETF and the Acquiring ETF are the same. Shares of both ETFs are listed for trading on the Exchange. When buying and selling shares of an ETF through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, on each business day, shares of the ETFs will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares, and an ETF shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). A business day with respect to both ETFs is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

No sales charges are imposed on purchases or sales of shares of either the Target ETF or the Acquiring ETF. The Target ETF and the Acquiring ETF each have adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the ETF’s average daily net assets may be paid by the ETF for the sale and distribution of its shares. However, since its inception, the Target ETF has made no 12b-1 payments pursuant to the Distribution and Service Plan, and such payments are not anticipated in the foreseeable future. As of the date of this Proxy Statement/Prospectus, the Acquiring ETF does not pay a Rule 12b-1 fee and does not anticipate that the Rule 12b-1 plan would be implemented at the time of the Reorganization or in the foreseeable future.

Because 12b-1 fees, if imposed, would be paid out of the Target ETF’s or the Acquiring ETF’s assets on an ongoing basis, if payments are made in the future, such fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

For a more complete discussion, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE ETFs - Distribution and Service (12b-1) Fees.

What is the anticipated timing of the Reorganization?

The Meeting is scheduled to occur on May 26, 2023. If the necessary shareholder approval is obtained and all other closing conditions of the Reorganization under the Plan are satisfied or waived, the Reorganization is currently expected to be completed on or about June 2, 2023.

What happens if the Reorganization is not approved?

If the Target ETF’s shareholders do not approve the Reorganization, then the Reorganization will not be implemented and the ETC Board will consider what further actions to take. Until any such alternatives are acted upon, the Target ETF would continue its operations as a series of the Target ETF Trust that would be overseen by the ETC Board and would be advised by the Target ETF Adviser and subadvised by HTAA. Currently, there are no alternative actions contemplated by the ETC Board for the Target ETF.

How will shareholder voting be handled?

Shareholders who own shares of the Target ETF at the close of business on March 29, 2023 (the “Record Date”), will be entitled to vote at the Meeting. At the Meeting, in accordance ETC Trust’s Bylaws, one-third of the outstanding shares entitled to vote in person or by proxy shall constitute a quorum for the transaction of any business at the Meeting. Approval of the Reorganization by the Target ETF requires the affirmative vote of the lesser of: (i) a majority of the voting power of the outstanding voting securities of the Target ETF or (ii) 67% or more of the voting power of the voting securities of the Target ETF present or represented by proxy at the Meeting if the holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Target ETF are present or represented by proxy (“1940 Act Majority Vote”). Broadridge Financial Solutions (“Broadridge”) has been retained by the Target ETF to assist in the solicitation of proxies and collect and tabulate shareholder votes. Broadridge is not affiliated with the ETFs, ETC Trust, or CST.

Please vote by proxy as soon as you receive this Proxy Statement/Prospectus. You may cast your vote by completing, signing, and mailing the enclosed proxy card(s), by calling the number on the enclosed proxy card(s)

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or online by following the on-line instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “VOTING INFORMATION” section of this Proxy Statement/Prospectus.

What is the ETC Board’s recommendation regarding the proposal?

The ETC Board unanimously recommends that you vote FOR the Plan. At a meeting held on February 15, 2023, the ETC Board, on behalf of the Target ETF, considered the proposal to reorganize the Target ETF into the Acquiring ETF, unanimously approved the Plan, and voted to recommend that shareholders of the Target ETF approve the Plan. For the reasons set forth in the “REASONS FOR THE REORGANIZATION” section of this Proxy Statement/Prospectus, the ETC Board. including the Independent Trustees, have determined that participation in the Reorganization is in the best interests of the Target ETF and its shareholders. The Board also concluded that the interests of the existing shareholders of the Target ETF would not be diluted as a result of the Reorganization.

THE BOARD, ON BEHALF OF THE TARGET ETF, UNANIMOUSLY

RECOMMENDS THAT YOU APPROVE THE PLAN.

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COMPARISONS OF SOME IMPORTANT FEATURES OF THE ETFs

Are there any material differences between the investment objectives or principal investment strategies of the Target ETF and Acquiring ETF?

The Target ETF and Acquiring ETF have identical investment objectives and substantially similar principal investment strategies. The investment objective of both the Target ETF and Acquiring ETF is to seek long-term capital appreciation. For each ETF, the investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.

The principal investment strategies of the Target ETF and the Acquiring ETF are summarized in the table below:

Principal Investment Strategies of the Target ETF and the Acquiring ETF
The Target ETF and the Acquiring ETF each are an actively managed exchange-traded fund that seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities and instruments issued by or economically tied to U.S. issuers. In seeking to achieve each ETF’s investment objective, HTAA, the Target ETF Subadviser and (if shareholders approve the Plan) the Acquiring ETF’s Adviser, uses various proprietary analytical investment models that examine current and historical market data to attempt to predict the performance of the S&P 500® Index (the “S&P 500®”), a widely recognized benchmark of U.S. stock market performance that is composed primarily of large-capitalization U.S. issuers. The models deliver investment signals that HTAA uses to make investment decisions for the ETFs. Depending on the investment signals delivered by the models, HTAA in its discretion takes long or short positions in the S&P 500® by allocating the ETFs’ assets to one or more S&P 500®-related instruments. When the ETF takes long positions, HTAA may maintain long exposure of up to 200% of its net assets. When the Target ETF or the Acquiring ETF takes short positions, its short exposure is limited to no more than 100% of its net assets. HTAA may adjust the allocation between the ETF’s long and short positions as necessary to account for new market conditions as well as data from the models. The ETF’s positions may be adjusted at HTAA’s discretion as model predictions and market opportunities fluctuate.

HTAA implements its S&P 500® investment strategy for both the Target ETF and the Acquiring ETF by taking positions in one or more ETFs that seek to track the performance of the S&P 500® (each an “S&P 500®-related ETF”). HTAA may then further obtain or adjust the ETF’s long or short exposure to the S&P 500® by engaging in transactions in the following S&P 500®-related instruments:

●      entering into futures contracts on the S&P 500®;

●      buying or selling (writing) put or call options on the S&P 500® Index or on S&P 500® Index-related ETFs (together, “S&P 500® Options”);

●      investing up to 10% of its total assets in leveraged or inverse ETFs that, on a daily basis, seek to deliver multiples (long), or the inverse (short), of the performance of the S&P 500®, respectively; or

●     taking long positions or short positions, including through short sales, in one or more pooled investment vehicles designed to provide leveraged exposure to an index that measures the returns of a portfolio of monthly VIX futures contracts with a weighted average of one month to expiration.

In addition to the S&P 500®-focused strategy described above, HTAA, in an effort to generate income for the ETFs, may buy and sell (write) exchange-listed put and call options on individual U.S. equity securities or on securities indices (“Equity Options”). When engaging in this strategy, HTAA seeks to exploit opportunistically inefficiencies in the pricing of Equity Options. HTAA’s models attempt to identify Equity Options that the market may have mispriced and deliver investment signals that alert HTAA to sell overpriced Equity Options and purchase underpriced Equity Options. From time to time, the Target ETF and the Acquiring ETF may each own the equity security underlying an Equity Option as a means of hedging the ETFs exposure consistent with HTAA’s strategy.

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Below is additional information relating to the S&P 500®-related instruments in which the HTAA may invest on behalf of the Target ETF and the Acquiring ETF:

●      Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date or cash settlement of the terms of the contract (i.e., payment of the gain or loss on the contract). They provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

●     A call option on a security gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying security at any time during the option period. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Call and put options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

●     The Target ETF and the Acquiring ETF may each invest in leveraged or inverse ETFs on a daily basis or longer consistent with HTAA’s views on prevailing and anticipated market conditions. In pursuing its investment objective, the Target ETF and the Acquiring ETF do not seek performance that is a specific multiple or inverse, or inverse multiple of the S&P 500®.

Although the Target ETF and the Acquiring ETF have identical investment objectives and substantially similar principal investment strategies, HTAA as the Target ETF Subadviser is not currently fully implementing its options strategy for the Target ETF. HTAA intends to fully implement that strategy as the Adviser to the Acquiring ETF if the Proposal is approved by shareholders. The reason for doing so is that HTAA has always viewed its options strategy as an important component of the overall investment strategy, which uses quantitative models to forecast fluctuations in the equity risk premium and adjusts investors exposure to the market based on forecasts to enhance their long-term returns, because it builds on the same research theory as the existing market timing strategy and affords HTAA additional opportunities to find mispricings in the market. The reason that the options component of HTAA’s strategy being fully implemented once the reorganization is complete is that the derivatives risk management program will operate more effectively in the Acquiring Trust’s corporate governance structure where HTAA, subject to the oversight of the Acquiring Trust Board and the Acquiring Trust’s CCO, is the sole adviser to the fund with the transparency to monitor the portfolio and trades verify compliance with applicable derivative limitations on an intraday basis.

How do the principal investment risks of the Target ETF and the Acquiring ETF compare?

Because the Target ETF and Acquiring ETF have identical investment objectives and substantially similar principal investment strategies, they also have substantially similar principal investment risks, which are described below. The full implementation of the Acquiring Fund’s options strategy following the Reorganization may affect the risk profile of the Acquiring ETF’s relative to the historical risk profile of the Target Fund’s portfolio, in particular as they relate to Options Risk and Options Premium Tax Risk.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Target ETF’s shares and the Acquiring ETF’s shares (together the “Shares”) may be affected by the ETF’s investment objective, principal investment strategies, and particular risk factors. The principal risks of investing in the each of the ETFs are discussed below. However, other factors may also affect each ETF’s NAV. There is no guarantee either the Target ETF or the Acquiring ETF will achieve its investment objective or that each ETF will not lose principal value.

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Each risk summarized below is considered a “principal risk” of investing in the ETFs, regardless of the order in which it appears. As with any investment, there is a risk you could lose all or a portion of your investment in either ETF. Some or all of these risks may adversely affect the ETF’s NAV, trading price, yield, total return and/or ability to meet its objectives. The principal risks of investing in the ETF portfolios that are most likely to adversely affect NAV, yield, or total return are described below. The following risks apply to both the Target ETF and the Acquiring ETF.

An investment in either ETF is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Cash Transactions Risk. Because each ETF generally effects its creations and redemptions for cash rather than in-kind securities, the ETF may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the ETF to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the ETF’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the ETF’s NAV.

Counterparty Risk. The ETFs are each subject to the risk that a counterparty to a financial instrument may default on its payment obligation to the ETF. Such a default may cause the value of an investment in the ETF to decrease. Changes in the credit rating of a debt security held by the ETF could have a similar effect.

Derivatives Risk. Each ETF uses futures contracts, which are a type of derivative contract. ETFs in which the Fund invests, and in particular leveraged and inverse ETFs, may use futures contracts and other types of derivatives, such as options and options on futures and enter into swap agreements. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or an asset, rate or, in the case of the Fund, a specified index - the S&P 500. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost. On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the Investment Company Act of 1940 (the “1940 Act”) which replaced existing SEC and staff guidance with an updated, comprehensive framework for the use of derivatives by registered investment companies, like the ETFs. To the extent each ETF uses derivatives, complying with the Derivatives Rule may increase the cost of the ETF’s investments and cost of doing business, which could adversely affect investors. The regulation of the use of derivatives in the United States is a changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in each ETF being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

Equity Securities Risk. For each ETF, the prices of equity securities may rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole.

Futures Contracts Risk. For each ETF, there may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the ETF and the prices of futures contracts. When either ETF has an open futures contract position, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If either ETF has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Illiquid Investments Risk. This risk exists when particular investments of the ETFs are difficult to purchase or sell, which can reduce the ETF’s returns because the ETF may be unable to transact at advantageous times or prices or achieve its desired exposure to the S&P 500® Index.

Interest Rate Risk. The value of either ETF’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

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Investment Focus Risk. Each ETF may be susceptible to an increased risk of loss due to adverse occurrences to the extent that the Fund’s investments are focused in a particular country, region, market, group of industries, sector or asset class.

Issuer-Specific Risk. Changes in the financial condition of an issuer may have a negative impact on the value of either ETF. To the extent that either ETF has exposure to issuers via its short positions, the ETF is more susceptible to the risk that an issuer’s securities may appreciate in value because of, among other events, increased demand for the issuer’s products or services or improved management performance.

Large-Capitalization Risk. Both the Target ETF and the Acquiring ETF, through their investments in ETFs, will invest a relatively large percentage of their assets in the securities of large-capitalization companies. As a result, each ETF’s performance may be adversely affected if securities of large-capitalization companies underperform (or in the case of short positions, outperform) securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Leveraging Risk. Each ETF is subject to the risk that certain transactions of the ETF, such as short sales and investments in ETFs that use leverage to seek to deliver multiples (long), or the inverse (short), of the performance of the S&P 500® Index, will cause the ETF to be more volatile than if the ETF had not entered into those transactions. The greater the investment in instruments that give rise to leverage, the more this leverage will magnify any losses on those investments.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because both the Target ETF and the Acquiring ETF are ETFs, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly with them. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, each ETF’s shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Management Risk. HTAA will continuously evaluate the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. HTAA’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. The quantitative models used by HTAA may not perform as expected, particularly in volatile markets.

Market Risk. The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Model and Data Risk. HTAA utilizes, in part, proprietary analytical investment models to attempt to predict the performance of the S&P 500® Index. The use of predictive models has inherent risks. Because the use of predictive models is usually constructed based on data supplied by third parties, the success of using such models as part of HTAA’s investment approach may depend heavily on the accuracy and reliability of the supplied data. If incorrect data is used, the resulting information will be incorrect, which could cause the Fund to underperform. In addition, the models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions.

Operational Risk. Each ETF and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Target ETF or the Acquiring ETF.

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Options Risk. Selling (writing) and buying options are speculative activities and entail greater than ordinary investment risks. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset. Each ETF’s use of options may reduce the ETF’s ability to profit from increases in the value of the underlying asset. If the price of the underlying asset of an option is above the strike price of a written put option, the value of the option, and consequently of the ETF, may decline significantly more than if the ETF invested directly in the underlying asset instead of using options. While each ETF will segregate liquid assets at least equal in value to the maximum potential loss for the ETF, the ETF could still lose a significant amount or nearly all of its value if the price of an underlying asset changes significantly enough.

Each ETF’s use of put options can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the options. When selling a put option, each ETF will receive a premium; however, this premium may not be enough to offset a loss incurred by the ETF if the price of the underlying asset is below the strike price by an amount equal to or greater than the premium. Purchasing of put options involves the payment of premiums, which may adversely affect the ETF’s performance. Purchasing a put option gives the purchaser of the option the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased put options may expire worthless resulting in the ETF’s loss of the premium it paid for the option.

Options Premium Tax Risk. Each ETF’s writing of options may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders are subject to federal income tax at rates of up to 20%. Each ET’s investment strategy may also limit its ability to distribute dividends eligible for the dividends received deduction for corporate shareholders. For these reasons, a significant portion of distributions received by shareholders of the Target ETF or the Acquiring ETF may be subject to tax at effective tax rates that are higher than the rates that would apply if the ETF were to engage in a different investment strategy. You should consult your tax advisor as to the tax consequences of acquiring, owning, and disposing of shares of the Fund.

Portfolio Turnover Risk. The common investment strategy of the Target ETF and the Acquiring ETF may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower the ETF’s performance.

Short Sales Risk. Short sales are transactions in which the Target ETF or the Acquiring ETF sells a security it does not own. To complete the transaction, the ETF must borrow the security to make delivery to the buyer. The ETF is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the ETF. If the underlying security goes down in price between the time the ETF sells the security and buys it back, the ETF will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the ETF must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the ETF must pay to the lender of the security. Because a short position loses value as the security’s price increases and the market price of the security sold short could increase without limit, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the ETF borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the ETF.

Smaller Fund Risk. A smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that either the Target ETF for the Acquiring ETF will achieve an economically viable size, in which case it could ultimately liquidate. Each ETF may be liquidated by its respective Board of Trustees (the “Board”) without a shareholder vote. In a liquidation, shareholders of the ETF will receive an amount equal to the ETF’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the ETF’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the ETF’s liquidation all or a portion of the ETF’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

Trading Risk. Shares of the Fund may trade on the NYSE Arca, Inc. (the “Exchange”) above (premium) or below (discount) their NAV. The NAV of shares of each ETF will fluctuate with changes in the market value of the Fund’s holdings. The market prices of each ETF’s shares will fluctuate continuously throughout trading hours

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based on market supply and demand and may deviate significantly from the value of each ETF’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of each ETF shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the ETF (bid) and the lowest price a seller is willing to accept for shares of the ETF (ask), which is known as the bid-ask spread. In addition, although each ETF’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in shares of the ETFs may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the ETF inadvisable. In stressed market conditions, the market for each ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. In such circumstances, the Fund’s shares could trade at a premium or discount to their NAV.

Underlying ETF Risk. The Target ETF and the Acquiring ETF will invest in (and short) underlying ETFs, and their performance will be directly related to the performance of underlying ETFs. Through its positions in these ETFs, each ETF will be subject to the risks associated with such vehicles, including the possibility that the value of the securities or instruments held by an underlying ETF could decrease (or increase in the case of short positions). Lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying ETF’s portfolio investments. In addition, by investing in the Target ETF or the Acquiring ETF, shareholders indirectly bear fees and expenses charged by the underlying ETFs in addition to the Target ETF’s or the Acquiring ETF’s direct fees and expenses. As a result, the cost of investing in the Target ETF or the Acquiring ETF may exceed the costs of investing directly in the underlying ETFs. The Target ETF or the Acquiring ETF may each purchase underlying ETFs at prices that exceed the net asset value of the underlying ETF’s portfolio investments and may sell underlying ETFs at prices below such net asset value, and will likely incur brokerage costs when it purchases and sells underlying ETFs.

An underlying ETF may not be actively managed and therefore the ETF would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the S&P 500® Index or the selling of shares is otherwise required upon a rebalancing of the S&P 500® Index. Also, an underlying ETF will not be able to replicate exactly the performance of the S&P 500® Index because the total return generated by portfolio securities of an underlying ETF will be reduced by transaction costs and other expenses not incurred by the S&P 500® Index.

Through its investment in underlying ETFs, the Fund is also indirectly subject to Counterparty Risk, Investment Focus Risk, Derivatives Risk, Equity Risk, Issuer Risk, Large-Capitalization Risk, Leveraging Risk, Management Risk, Market Risk and Trading Risk.

Underlying Leveraged and Inverse ETF Risk. When the Target ETF or the Acquiring ETF invests in underlying ETFs that seek to provide investment results that are the inverse of the performance of an underlying index, each ETF will indirectly be subject to the risk that the performance of such underlying ETFs will fall as the performance of the underlying ETF’s benchmark rises - a result that is the opposite from traditional mutual funds. In addition, the underlying leveraged and inverse ETFs held by the Target ETF or the Acquiring ETF may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. The use of leverage may exaggerate changes in an underlying ETF’s share price and the return on its investments. Accordingly, the value of the Target ETF’s or the Acquiring ETF’s investments in such underlying ETFs may be more volatile. and all other risks, including the risk of loss of an investment, tend to be compounded or magnified. Any losses suffered by an underlying ETF as a result of the use of leverage could adversely affect the Target ETF’s or the Acquiring ETF’s net asset value and an investor could incur a loss in their investment in the either. Inverse and leveraged ETFs are designed to achieve their objectives for a single day only. For periods longer than a single day, a leveraged or inverse ETF will lose money when the level of the underlying index is flat over time, and it is possible that a leveraged or inverse ETF will lose money over time even if the level of the underlying index rises or, in the case of an inverse ETF, falls. Longer holding periods, higher index volatility, greater leverage and inverse exposure each exacerbate the impact of compounding on the Target ETF’s or the Acquiring ETF’s returns.

U.S. Government Securities Risk. The Target ETF and the Acquiring ETF may each invest in U.S. government securities, which are subject to price fluctuations and to default in the event that an agency or instrumentality defaults on an obligation not backed by the full faith and credit of the United States.

VIX Investment Vehicle Risk. In seeking to achieve its investment objective, the Target ETF and the Acquiring ETF may each take long and short positions in a pooled investment vehicle designed to provide exposure to VIX futures contracts. Through its positions in such a vehicle, which is not registered under the 1940 Act, he Target

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ETF and the Acquiring ETF may each will be subject to the risks associated with such vehicles, including the possibility that the value of their securities or instruments could decrease. VIX futures contracts are unlike traditional futures contracts and are not based on a tradable reference asset. The VIX Index is not directly investable, and the settlement price of a VIX futures contract is based on the calculation that determines the level of the VIX Index. As a result, the behavior of a VIX futures contract may be different from traditional futures and options contracts whose settlement price is based on a specific tradable asset.

How do the purchase and redemption procedures of the Target ETF and the Acquiring ETF compare?

Purchase and redemption procedures for the Target ETF and the Acquiring ETF are the same. Shares of both ETFs are listed for trading on the Exchange. When buying and selling shares of an ETF through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, on each business day shares of the ETFs will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares, and an ETF shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). A business day with respect to both ETFs is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Sales Charges. No sales charges are imposed on purchases or sales of shares of either the Target ETF or the Acquiring ETF.

Rule 12b-1 Fees. The Target ETF has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Target ETF average daily net assets may be made for the sale and distribution of its shares. However, since its inception, the Target Fund has made no 12b-1 payments pursuant to the Distribution and Service Plan. Additionally, the Target ETF’s prospectus has continuously stated since the Target ETF’s inception that that no such payments will be made during the twelve (12) month period from the date of the prospectus, and thereafter 12b-1 fees may only be imposed after approval by the ETC Board. Because such fees, if imposed, would be paid out of the Target ETF’s assets on an ongoing basis, if payments are made in the future, such fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

CST has also adopted a Rule 12b-1 plan under the 1940 Act for the Acquiring ETF with an annual fee of up to 0.25%. Like the Target ETF, the Acquiring ETF does not anticipate that the Rule 12b-1 plan would be implemented in the foreseeable future.

Who manages the Target ETF and who will manage the Acquiring ETF if the Proposal is approved, and how do the contractual arrangements to provide advisory services for the Acquiring Fund differ from the current contractual arrangements for the Target Fund?

Oversight of the Target ETF is the responsibility of the ETC Board of Trustees, and oversight of the Acquiring ETF is the responsibility of the CST Board of Trustees. The ETC Board and the CST Board each elect officers, who are responsible for the day-to-day operations of their respective ETF.

Exchange Traded Concepts, LLC, an Oklahoma limited liability company whose primary place of business 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, with additional offices at 295 Madison Avenue, New York, New York 10017, has served as the investment adviser to the Target ETF since its inception. The Target ETF Adviser is majority owned by Cottonwood ETF Holdings LLC.

ETC Trust and the Target ETF Adviser first entered into an investment advisory agreement with respect to the Target ETF on May 26, 2015, and that agreement was subsequently amended and restated on May 6, 2020. Under that agreement, as amended, the Target ETF Adviser provides discretionary investment management services to the funds referenced in the agreement, which includes the Target ETF, but also is given the authority to select and retain subadvisers to perform some or all of the services for which the Adviser is responsible. Under the advisory agreement, the Target ETF Adviser is responsible for, among other things, daily monitoring of the purchase and sale of securities by the Target ETF Subadviser and regular review of the Target ETF Subadviser’s performance. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-

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distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

Under the Advisory Agreement for the Target ETF, the Target ETF Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”).

With respect to the Target ETF, the Target ETF Adviser selected and retained the Target ETF Subadviser, HTAA, with discretionary authority to make investment decisions for the Target ETF and continuously review, supervise and administer the investment program of the Target ETF, subject to the supervision of the Adviser and the Board and to instructions and directions from the Target ETF Adviser and the Target ETF Board. The Target ETF Subadviser is also responsible for trading securities on behalf of the Target ETF, including selecting broker-dealers to execute purchase and sale transactions. HTAA has been the Target ETF Subadviser since the Target ETF’s inception on June 24, 2015. Pursuant to an SEC exemptive order granted on March 1, 2015 and subject to the conditions of that order, the Target ETF Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. Shareholders will be notified of any such changes. The Target ETF Subadviser is a subsidiary of Hull Investments, LLC, a family office with more than $24 million in assets under management as of March 1, 2022. Under the sub-advisory agreement, the Target ETF Subadviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of the Target ETF, except Excluded Expenses.

If shareholders of the Target ETF approve the Plan, HTAA will become the investment adviser to the Acquiring ETF and will directly manage its portfolio. The Acquiring ETF Adviser will also assume certain administrative and financial responsibilities with respect to Acquiring ETF. The Acquiring ETF will have no subadviser, and the Target ETF Adviser will not be involved in servicing the Acquiring ETF in any capacity. Because the Acquiring Trust does not currently operate under a manager of managers exemptive order, the Acquiring ETF Adviser will not be permitted to appoint and replace unaffiliated subadvisers, or enter into, amend and terminate subadvisory agreements with such subadvisers, without obtaining prior shareholder approval.

Portfolio Manager. The portfolio manager has responsibility for the day-to-day management of the Funds, develops ideas, and implements the investment strategy for each Fund. The day-to-day portfolio management of each Fund is the responsibility of HTAA. The portfolio manager of the Acquiring ETF will be the same as the portfolio manager for the Target ETF.

The portfolio manager responsible for the day-to-day management of the Target ETF and Acquiring ETF is Petra Bakosova.

Ms. Bakosova, Chief Operating Officer, has been with HTAA since October 2014. Prior to HTAA, , Ms. Bakosova worked five months at Toji Trading Group, LLC, as a quantitative researcher, and three years at ArbHouse, LLC, as a strategist. Prior to Arbhouse, Ms. Bakosova was working towards and received her Master of Science degree in Financial Mathematics from the University of Chicago.

The SAI for the Target ETF dated April 1, 2023 , (the “Target ETF SAI”) and the SAI for the Acquiring ETF dated on or about May 17, 2023 (the “Acquiring ETF SAI”), provide additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the ETFs. For information on how to obtain a copy of the Target ETF SAI and the Acquiring ETF SAI, please see the section entitled “INFORMATION ABOUT THE ETFs.”

How Will HTAA’s Role as an Investment Manager Change in its Role as the Investment Adviser to the Acquiring Trust Compared to its Current Role as Subadviser to the Target ETF if the Reorganization is Approved?

If the Reorganization is approved, HTAA will be the sole Adviser to the Acquiring ETF, as opposed to the being Subadviser to the Target ETF and the Target ETF Adviser in the current structure.

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In its capacity as Adviser to the Acquiring ETF, HTAA will be directly and fully responsible for all aspects of managing the Acquiring ETF, including implementation of the Acquiring ETF’s investment strategy, portfolio management, and compliance, and in that role will be subject of the oversight of the Acquiring Trust’s Board of Trustees and the Acquiring Trust’s Chief Compliance Officer; in the Target ETF, HTAA has provided subadvisory portfolio management services, and is subject to the oversight of the Target ETF’s Board and Target ETF’s Adviser and to instructions and directions from the Target ETF’s Board and the Target ETF Adviser;

In its capacity as Adviser to the Acquiring ETF, HTAA will be directly responsible for implementing the Adviser’s derivatives risk management program (“DRMP”) for the Acquiring ETF, subject to oversight by the Acquiring Trust’s Board of Trustees and the Acquiring Trust’s Chief Compliance Officer, but in that capacity will be assisted by the Acquiring Chief Compliance Officer and by the tools that the CCO and Ultimus Fund Solutions, the Acquiring ETF’s Administrator, provides to Advisers to assist them in their derivatives risk management role; in its role as Subadvisor to the Target ETF, HTAA has shared responsibility with the Target ETF Adviser for implementing Target ETF’s DRMP, and in that function is subject to the oversight of the Target ETF’s Board and the Target ETF Adviser and to instructions and directions from the Target ETF’s Board and the Target ETF Adviser.

What are the Target ETF’s and the Acquiring ETFs’ investment management fee rates?

For the services the Target ETF Adviser provides to the Target ETF, the Target ETF Adviser receives a unitary fee, calculated daily and paid monthly, at an annual rate of 0.91% of the Target ETF’s average daily net assets. Under the advisory agreement, the Target ETF Adviser has also agreed to pay all expenses incurred by the Target ETF except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

The Target ETF Adviser pays the Target ETF Subadviser a portion of its fee, which is calculated daily and paid monthly, equal to 0.81% of the average daily net assets of the Target ETF. Under the sub-advisory agreement, the Subadviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of the Target ETF, except Excluded Expenses.

If the Proposal is approved by shareholders of the Target ETF, the Acquiring ETF Adviser will receive a unitary fee, calculated daily and paid monthly, at an annual rate of 0.91% of the Acquiring ETF’s average daily net assets. The Acquiring ETF Adviser will also agree to pay all expenses incurred by the Acquiring ETF except for Excluded Expenses (as defined above). There will be no subadviser to the Acquiring ETF.

What are the fees and expenses of the Target ETF and what will the fees and expenses of the Acquiring ETF be after the Reorganization?

The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of the Target ETF for the fiscal year ended November 30, 2022 and the anticipated expenses of the Acquiring ETF during its first year of operations. The tables also show the pro forma expenses of the Acquiring ETF after giving effect to the Reorganization, based on pro forma net assets as of March 29, 2023. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, CDSC, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring ETF Shares in the Reorganization.

Following the Reorganization, as set forth in the table below, the total annual fund operating expenses for the Acquiring ETF are expected to be equal to the total annual fund operating expenses of the Target ETF. In addition, the unitary advisory fee rate of the Acquiring ETF will be equal to the unitary advisory fee rate of the Target ETF (.91%).

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ANNUAL OPERATING EXPENSE TABLE FOR SHARES OF THE TARGET ETF

AND PROJECTED FEES FOR THE ACQUIRING ETF AFTER THE REORGANIZATION*

SHAREHOLDER FEES (paid directly from your investment)	Target ETF	Pro Forma Acquiring ETF
Sales Charge (Load) Imposed on Purchases	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

ANNUAL FUND OPERATING EXPENSES	Target ETF	Pro Forma Acquiring ETF
Management fees	0.91%	0.91%
Distribution and service (12b-1) fees	0.00%	0.00%
Other expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.95%	0.95%

*	Expense ratios for the Target ETF reflect annual fund operating expenses for the fiscal year ended November 30, 2022. The Acquiring ETF is newly organized and, therefore, has not yet had any operations as of the date of this Proxy Statement/Prospectus. Pro forma numbers are for the Acquiring ETF calculated using information from the Target ETF’s annual report for the fiscal year ended November 30, 2022 and based on pro forma net assets as of March 29, 2023, assume that the Reorganization occurs on or about June 2, 2023, and do not include the estimated costs of the Reorganization. Neither the Target ETF nor the Acquiring ETF will bear any Reorganization costs (excluding brokerage costs, if any).

Both the Target ETF and the Acquiring ETF operate with a unitary fee structure. For the Target ETF, the Target ETF Adviser’s advisory contract with ETC Trust requires the Target ETF Adviser to pay all expenses incurred by the Target ETF except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”). However, pursuant to an arrangement between the Target ETF Adviser and the ETF Subadviser, the ETF Subadviser has agreed to assume the ETF Adviser Adviser’s obligation to pay Fund expenses (other than Excluded Expenses) and has agreed, to the extent applicable, to pay the Adviser a minimum fee.

If Target ETF Shareholders approve the Plan, the Acquiring ETF Adviser’s advisory agreement with the Acquiring Trust will require it to pay all expenses incurred by the Acquiring ETF, except for Excluded Expenses.

Example

These examples are intended to help you compare the cost of investing in the Target ETF Shares with the cost of investing in the Acquiring ETF Shares, both before and after the Reorganization. The example assumes:

●	You invest $10,000 in the Target ETF and in the Acquiring ETF for the periods shown;

●	Your investment has a 5% return each year and the Funds’ operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date);

●	You reinvest all distributions and dividends without a sales charge;

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target ETF – (with or without redemption at end of period)	$97	$303	$525	$1,166
Pro Forma – Acquiring ETF (assuming the Reorganization is completed)*	$97	$303	$525	$1,166

*	The expense example reflects annual fund operating expenses for the most recent fiscal year (as disclosed in the Target ETF’s current prospectuses) of the Target ETF. The Acquiring ETF is newly organized and therefore has not yet had any operations as of the date of this Proxy Statement/Prospectus. Pro forma numbers are estimated as if the Reorganization had been completed as of June 2, 2023, and reflect the expense ratio for the period ended October 31, 2023, the Acquiring ETF’s new fiscal year end, and reflect the anticipated expenses of the Acquiring Fund during its first fiscal period of operations, and do not include the estimated costs of the Reorganization. The Target ETF and the Acquiring ETF will not bear any Reorganization costs (excluding brokerage costs, if any).

How do the performance records of the ETFs compare?

The Acquiring ETF is a newly formed “shell” fund that has not yet commenced operations, and, therefore, has no performance history as of the date of this Proxy Statement/Prospectus. The Acquiring ETF has been organized solely in connection with the Reorganization to acquire the assets and assume the liabilities of the Target ETF and continue the business of the Target ETF, except that the Acquiring ETF will be subject to a new investment advisory agreement. After the Reorganization, the Target ETF will remain the “accounting survivor” and, as a result, the Acquiring ETF will continue to show the historical investment performance and returns of the Target ETF.

The historical performance of the Target ETF, as it is to be adopted by the Acquiring ETF, is included in the Acquiring ETF’s Prospectus that accompanies this Proxy Statement/Prospectus.

The average annual total returns for Target ETF shares before and after taxes, as of December 31, 2022, are shown below.

Annual Total Returns as of 12/31

The Hull Tactical US ETF’s year-to-date return as of March 31, 2023 is 9.72%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	18.79%	Q2/2020
Lowest Return	-23.42%	Q1/2020

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Average Annual Total Returns for the Periods Ended December 31, 2022

Hull Tactical US ETF	1 Year	5 Year	Since Inception (06-24-2015)
Return Before Taxes	(11.06)%	6.64%	7.02%
Return After Taxes on Distributions	(13.37)%	4.39%	4.90%
Return After Taxes on Distributions and Sale of Fund Shares	(6.18)%	4.28%	4.63%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	(18.11)%	9.42%	10.34%
60/40 Hybrid Index Consisting of S&P 500® Index and Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	(10.20)%	6.53%	6.84%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

The Target ETF’s past performance is not necessarily an indication of how the Acquiring ETF will perform in the future.

Where can I find more financial and performance information about the Target ETF?

Attached as Exhibit B below are the financial highlights tables of the Target ETF. The Target ETF’s Prospectus, and the Target ETF’s Annual Report for the fiscal year ended November 30, 2022, contain additional financial and performance information about the Target ETF. The documents are available free of charge upon request (see the section “INFORMATION ABOUT THE ETFS”). The Acquiring ETF is new and has no performance history as of the date of this Proxy Statement/Prospectus. The Acquiring ETF will adopt the financial history of the Target ETF following the Reorganization.

What are the changes to the ETF’s Board of Trustees that will occur if the Proposal is approved?

Board Oversight. The Acquiring ETF will have a different board than the Acquired ETF. The ETC Board oversees the operations of the Target ETF and the CST’s Board of Trustees oversees the Acquiring ETF. The tables below list and provide information about the Trustees of Exchange Traded Concepts Trust and Capitol Series Trust and their professional backgrounds.

Exchange Traded Concepts Trustees

There are five members of the ETC Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). J. Garrett Stevens, the sole interested Trustee, serves as Chairman of the Board. Timothy J. Jacoby serves as the Trust’s lead Independent Trustee. As lead Independent Trustee, Mr. Jacoby acts as a spokesperson for the Independent Trustees in between meetings of the Board, serves as a liaison for the Independent Trustees with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and participates as needed in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. Independent Trustees comprise 80% of the Board. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Set forth below is information about each of the persons currently serving as a Trustee of Exchange Traded Concepts Trust. The address of each Trustee of the Trust is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120.

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Interested Trustee:

Name, Age, Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
J. Garrett Stevens* Birth Year: 1979 TRUSTEE (Since 2009) PRESIDENT (Since 2011)

Principal Occupation(s): Investment Adviser/Vice President, T.S. Phillips Investments, Inc. (since 2000); Chief Executive Officer, Exchange Traded Concepts, LLC (since 2009); President, Exchange Traded Concepts Trust (since 2011); President, Exchange Listed Funds Trust (since 2012).

Other Directorships: None

*	Mr. Stevens is an “interested person” of the Trust, as that term is defined in the 1940 Act, by virtue of his employment with, and ownership interest in, the Target ETF Adviser.

Independent Trustees:

Name, Age, Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Timothy J. Jacoby Birth Year: 1952 Trustee (Since 2014)

Principal Occupations(s): None

Other Directorships: Independent Trustee, Bridge Builder Trust (16 portfolios) (since 2022); Independent Trustee, Edward Jones Money Market Fund (since 2017); Audit Committee Chair, Perth Mint Physical Gold ETF (2018 to 2020).

Linda Petrone Birth Year: 1962 TRUSTEE (Since 2019)	Principal Occupations(s): Founding Partner, Sage Search Advisors (since 2012). Other Directorships: None

Stuart Strauss Birth Year: (1953) TRUSTEE (Since 2021)	Principal Occupations(s): Partner, Dechert LLP (2009 to 2020). Other Directorships: None

Mark Zurack Birth Year: (1957) Trustee (Since 2011)

Principal Occupations(s): Professor, Columbia Business School (since 2002).

Other Directorships: Independent Trustee, AQR Funds (32 portfolios) (since 2014); Independent Trustee, Exchange Listed Funds Trust (2019).

Capitol Series Trust Trustees

The overall management and affairs of Capitol Series Trust are supervised by the Board. The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Independent Trustees – Mr. Walter Grimm (who serves as the Board’s Chair), Ms. Lori Kaiser, Ms. Janet S. Meeks, and Ms. Mary Madick – and one Interested Trustee – Mr. David James. Accordingly, four-fifths of the members of the Board are Independent Trustees and are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series. The Board has established three standing committees, an Audit Committee, a Nominating Committee, and a Valuation Committee. Each of the Audit Committee and Nominating Committee is comprised entirely of Independent Trustees. The Valuation Committee is comprised of all of the Trustees of the Trust, including the Independent Trustees, plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members.

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Set forth below is information about each of the persons currently serving as a Trustee of Capitol Series Trust. The address of each Trustee of the Trust is c/o Capitol Series Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Interested Trustee:

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (“Ultimus”) and a member of the board of managers of Ultimus Fund Distributors, LLC, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC, each an affiliate of Ultimus (2018 to present); (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

Interested Trustee of 33 series of the Ultimus Managers Trust (a registered management company) (April 2023 to present)

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustees:

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Walter B. Grimm Birth Year: 1945 Trustee and chair Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); President, Leigh Investments, Inc. (1988 to present); and

Board member, Boys & Girls Club of Coachella (2018 to present).

None

Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.	None

Janet Smith-Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

None

Mary Madick Birth Year: 1958 Trustee Began Serving: November 2013

Principal Occupations(s): President, US Health Holdings, a division of Ascension Insurance (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

None

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What are the changes to the ETF’s service providers that will occur if the Proposal is approved?

Service Providers. While the Target ETF and the Acquiring ETF use different service providers for certain services, the ETFs receive substantially the same services from their respective service providers. As indicated below, the Target ETF and the Acquiring ETF use the following service providers:

Service Provider	Target ETF	Acquiring ETF
Adviser	Exchange Traded Concepts, LLC	HTAA LLC
Subadviser	HTAA LLC	None
Administrator and Fund Accounting Agent	SEI Investments Global Funds Services	Ultimus Fund Solutions, LLC
Transfer Agent	Brown Brothers Harriman & Co.	Brown Brothers Harriman & Co.
Custodian	Brown Brothers Harriman & Co.	Brown Brothers Harriman & Co.
Distributor and Principal Underwriter	SEI Investments Distribution Co	Northern Lights Distributors, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd	Cohen & Company, Ltd
Legal Counsel	Morgan, Lewis & Bockius LLP	Practus LLP
Principal Listing Exchange	NYSE Arca, Inc	NYSE Arca, Inc

What are other key features of the Funds?

Distribution and Service (12b-1) Fees. The Target ETF and the Acquiring ETF have adopted distribution plans pursuant to Rule 12b-1 under 1940 Act (each a “Rule 12b-1 plan”). Under a Rule 12b-1 plan, the ETFs may pay their respective distributor or others for the expenses of activities that are primarily intended to sell Target ETF Shares or Acquiring ETF Shares.

The Target ETF 12b-1 plan. The Target ETF has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Target ETF average daily net assets may be made for the sale and distribution of its shares. However, since its inception, the Fund has made no 12b-1 payments pursuant to the Distribution and Service Plan. Additionally, the Target ETF’s prospectus has continuously stated since the Target ETF’s inception that that no such payments will be made during the twelve (12) month period from the date of this Prospectus, and thereafter 12b-1 fees may only be imposed after approval by the ETC Board. Because such fees, if imposed, would be paid out of the Target ETF’s assets on an ongoing basis, if payments are made in the future, such fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

The Acquiring ETF 12b-1 plan. CST has also adopted a Rule 12b-1 plan under the 1940 Act for the Acquiring ETF with an annual fee of up to 0.25%. As of the date of this Proxy Statement/Prospectus, the Acquiring ETF does not charge a Rule 12b-1 fee and does not anticipate that the Rule 12b-1 plan would be implemented at the time of the Reorganization or in the foreseeable future.

Fiscal Years. The Target ETF has a fiscal/tax year end of November 30. The Acquiring ETF will be changing its fiscal year to October 31 to avoid the need to pay spillback distributions.

Dividends and Distributions. Each ETF generally pays dividends and distributes capital gains, if any, once in December and at such other times as are necessary. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions from the Acquiring ETF may be automatically

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reinvested in additional whole Acquiring ETF Shares only if the broker through whom you purchased the shares makes such option available.

Tax. The tax implications of an investment in each ETF are generally the same, and present tax efficiencies compared to mutual funds. Because the Target ETF and the Acquiring ETF will generally effect creations and redemptions for cash rather than in-kind securities, each ETF may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the ETF to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause each ETF’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the ETF’s NAV.

For more information about the tax implications of investments in the Funds, see the Target ETF Prospectus and the Acquiring ETF Prospectus under the headings “Dividends Distributions and Taxes” and “Principal Risks: - Cash Transactions Risk.

REASONS FOR THE REORGANIZATION

ETC, LLC and HTAA requested that the ETC Board consider the approval of the Reorganization. The Reorganization is being proposed to enable HTAA LLC, which serves as the subadviser to the Target ETF (“HTAA” or “Target ETF Subadviser”) and will serve as the adviser to the Acquiring ETF (“Acquiring ETF Adviser”) if shareholders approve the Plan, to fully implement the options component of the ETFs’ principal investment strategies. As discussed in greater detail below, although the stated investment objectives of the Target ETF and Acquiring ETF are identical and the principal investment strategies as the Target ETF and Acquiring ETF are substantially similar, HTAA does not currently fully implement its options strategy as it relates to the Target Fund. If the Plan is approved is approved by shareholders, HTAA intends to fully implement the options component of its principal investment strategies as the Acquiring ETF Adviser.

The Reorganization is also being proposed to create certain operational efficiencies, including the elimination of the Target ETF’s subadvisory fee structure and its related administrative and regulatory burdens. In addition, if the Reorganization is approved by shareholders of the Target ETF, the Acquiring Trust plans to establish an October 31 fiscal year end for the Acquiring ETF, a month earlier than the November 30 fiscal year end for the Target Fund. This change will also result in operational efficiencies by eliminating the need for a second distribution to shareholders each year, known as a “spillback distribution.”

Before approving the Reorganization, the Trustees of the ETC Board who are not “interested persons” of the Target ETF under the 1940 Act (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) met with representatives of ETC, LLC and HTAA, and with their counsel outside the presence of ETC, LLC and HTAA, to discuss matters related to the Reorganization.

At a meeting held on February 15, 2023, HTAA presented the Plan to the Board and provided the Board with data and analysis regarding the Reorganization. Based on the considerations described below, the Board, including the Independent Trustees, determined that the Reorganization would be in the best interests of the Target ETF and its shareholders and that the interests of the Target ETF’s existing shareholders would not be diluted as a result of the Reorganization. At that meeting, the Board considered various factors, including those set forth below.

●	The Target ETF and the Acquiring ETF have identical investment objectives and substantially similar principal investment strategies.

●	The portfolio management team from HTAA that currently advises the Target ETF as Subadviser would become the Adviser to the Acquiring ETF with full responsibility for the day-to-day management of the Acquiring ETF.

●	The Total Annual Fund Operating Expenses for the Acquiring ETF are expected to be equal to the Total Annual Fund Operating Expenses of the Target ETF.

●	The risks associated with owning shares of the Acquiring ETF are substantially similar to the risks associated with owning shares of the Target ETF.

●	The terms and conditions of the Plan, including the Acquiring ETF’s acquisition of the assets and assumption of the liabilities of the Target ETF.

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●	The Reorganization would be structured to be a tax-free reorganization for federal income tax purposes.

●	The costs of the Reorganization, excluding any brokerage costs, would be borne by HTAA and not by the Target ETF or Acquiring ETF.

●	The potential benefits of the Reorganization, including operational efficiencies that may be achieved from the Reorganization

●	The Target ETF shareholders will receive Acquiring ETF Shares with the same aggregate NAV as their Target ETF Shares

●	The alternatives available to the shareholders of the Target ETF, including the ability to sell their shares prior to the Reorganization.

 In deciding whether to recommend approval of the Proposal to shareholders of the Target ETF, the Board also considered the fees and expense ratios encompassed in the unitary fee arrangements for both the Target ETF and Acquiring ETF, noting that they will not increase with the reorganization.

HTAA informed the Board that the Reorganization would be structured as a tax-free reorganization for federal income tax purposes. HTAA also informed the Board that HTAA a would bear the costs of the Reorganization, which would include proxy solicitation costs but would exclude brokerage costs, if any.

The Board noted that the Reorganization would not result in the dilution of the interests of the Target ETF’s shareholders, because the value of the Target ETF’s assets would be calculated using the Target ETF’s valuation procedures, which do not differ from the Acquiring ETF’s valuation procedures, and all of the Target ETF’s shareholders would receive shares of the Acquiring ETF that are equal in total value to the shares of the Target ETF they hold immediately before the Reorganization. Therefore, HTAA noted to the Board that the Reorganization would not result in any dilution of the interests of the existing shareholders of the Target ETF.

The Board noted that the Reorganization would permit shareholders continued exposure to the investment strategies of the Target ETF, as implemented by HTAA. For the foregoing reasons, HTAA noted that the Reorganization would be in the best interests of the Target ETF and its shareholders.

The Board also considered that the Target ETF Adviser was recommending that the Reorganization be approved as in the best interest of fund shareholders, and that it was doing so because it recognized that the reason for the delayed implementation of the Target ETF Subadviser’s enhanced options strategy was in part the result of the existing adviser/sub-adviser corporate governance structure and the challenge that that structure poses to the implementation of an effective derivatives risk management program where the Target ETF Subadviser is implementing a sophisticated options strategy, where both the Target ETF Adviser and the Target ETF Subadviser have derivative risk management responsibilities, and where real time transparent access to the fund’s portfolio is necessary to monitor compliance with the DRMP.  The Target ETF Adviser’s recommendation also recognized that these complicating issues would not exist if there were only one investment adviser for the fund., and that the enhanced options strategy may benefit fund shareholders if it can be implemented in a manner that incorporates an effective and transparent DRMP with a single advisory entity.

The Board approved the Plan, concluding that the Reorganization is in the best interests of the Target ETF and its shareholders, and that the interests of existing shareholders of the Target ETF would not be diluted because of the Reorganization. The Board, including most of the Independent Trustees, approved the Plan and made the foregoing determinations.

 FOR THE REASONS DISCUSSED ABOVE, THE BOARD,
ON BEHALF OF THE TARGET ETF, UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE PLAN.

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INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the Plan, which is attached as Exhibit A, for more complete information about the Reorganization.

How will the Reorganization be carried out?

If the shareholders of the Target ETF approve the Plan, the Reorganization will be completed after various conditions are satisfied, including the preparation of certain documents. If the shareholders of the Target ETF do not approve the Plan, the Reorganization will not take place. The Target ETF will continue to operate as it currently does, and the Board of the Target ETF will consider such other actions as it deems necessary or appropriate.

On the closing date, which is scheduled to occur on or about June 2, 2023 (the “Closing Date”), but which may occur on an earlier or later date as the officers of the Target ETF and the Acquiring ETF mutually, the Target ETF will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target ETF’s assets), to the Acquiring ETF. In exchange, the Acquiring ETF will issue Acquiring ETF Shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring ETF by ETC Trust, on behalf of the Target ETF and the Acquiring ETF will assume all liabilities of the Target ETF. ETC Trust, on behalf of the Target ETF, will distribute to Target ETF shareholders the Acquiring ETF Shares it receives. Each shareholder of the Target ETF will receive Acquiring ETF Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target ETF. Shareholders who wish to redeem shares after 4:00 p.m., Eastern time, on the Closing Date will have to sell their shares on an exchange using their brokerage account. The Target ETF will then terminate its existence, liquidate, and dissolve.

The obligations under the Plan are subject to various conditions, including, but not limited to:

●	the Acquiring ETF’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Proxy Statement/Prospectus is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date;

●	the shareholders of the Target ETF shall have approved the Reorganization; and

●	ETC Trust, on behalf of the Target ETF, and CST, on behalf of the Acquiring ETF, shall have received a tax opinion described further below, that the Reorganization is a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain or loss for federal income tax purposes for the Target ETF, the Acquiring ETF or their shareholders.

ETC Trust, on behalf of the Target ETF, and CST, on behalf of the Acquiring ETF, may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of the Target ETF.

If the Target ETF’s shareholders do not approve the Reorganization, ETC Trust and the Target ETF may consider other alternatives. However, currently, there are no other proposed actions contemplated for the Target ETF. Until any such alternatives are acted upon, the Target ETF would continue its operations and would be overseen by the ETC Board and would be advised by the Target Fund Adviser and subadvised by HTAA.

Who will pay the expenses of the Reorganization?

The estimated cost of the Reorganization is expected to be approximately $130,200. The cost of the Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of the Target ETF all materials relating to the Reorganization as well as the conversion costs associated with the Reorganization (but excluding brokerage costs, which are expected to be minimal, if any), will be borne by HTAA, the investment adviser for the Target ETF and Subadviser for the Acquiring ETF.

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What are the capitalizations of the Funds and what might the Acquiring ETF’s capitalization be after the Reorganization?

The following table sets forth as of March 29, 2023, the capitalization of the Target ETF and the projected capitalization of the Acquiring ETF as adjusted to give effect to the proposed Reorganization and assumes that the Reorganization is approved for the Target ETF. At the closing of the Reorganization, shareholders of the Target ETF will receive the Acquiring ETF Shares based on the relative NAVs per shares of the Funds as of 4:00 p.m., Eastern time, on the Closing Date.

	Target ETF	Pro Forma- Acquiring ETF after Reorganization (estimated)
Net Assets	$25,018,729.69	$25,018,729.69
Total Shares Outstanding	850,000	850,000
NAV per Share	$29.43	$29.43

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

As a condition of closing the Reorganization, ETC Trust, on behalf of the Target ETF, and CST, on behalf of the Acquiring ETF, will receive an opinion of Practus LLP (“Practus”) to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target ETF and the Acquiring ETF will be a “party to a reorganization” within the meaning of Section 368(b) of the Code, plus, a redemption of fractional shares of the Target ETF immediately before the Closing;

●	No gain or loss will be recognized by the Target ETF upon the transfer of all the Assets of the Target ETF to the Acquiring ETF solely in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the Liabilities of the Target ETF, and upon the distribution of the shares of the Acquiring ETF to the Target ETF Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●	The tax basis in the hands of the Acquiring ETF of each Asset transferred from the Target ETF to the Acquiring ETF in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target ETF immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target ETF on the transfer;

●	The holding period in the hands of the Acquiring ETF of each Asset transferred from the Target ETF to the Acquiring ETF in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target ETF’s holding period for such Asset (except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset);

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●	No gain or loss will be recognized by the Acquiring ETF upon its receipt of all the Assets of the Target ETF solely in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the Liabilities of the Target ETF as part of the Reorganization;

●	No gain or loss will be recognized by the Target ETF Shareholders upon the exchange of their shares of the Target ETF for shares of the Acquiring ETF as part of the Reorganization;

●	The aggregate tax basis of the shares of the Acquiring ETF Shares each Target ETF Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target ETF exchanged therefor; and

●	Each Target ETF Shareholder’s holding period for the shares of the Acquiring ETF received in the Reorganization will include the Target ETF Shareholder’s holding period for the shares of the Target ETF exchanged therefor, provided that the Target ETF Shareholder held such shares of the Target ETF as capital assets on the date of the exchange.

●	The Acquiring ETF will succeed to and take into account the items of the Target ETF described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring ETF will be treated for purposes of section 381 of the Code just as the Target ETF would have been treated if there had been no Reorganization, and the taxable year of the Target ETF will not end on the date of the Reorganization merely because of the closing of the Reorganization.

In rendering the opinion, Practus will rely upon, among other things, certain facts and assumptions and certain representations of the ETC Trust, the Target ETF, CST, and the Acquiring ETF. The condition that the parties to the Reorganization receive such an opinion may not be waived.

The redemption of fractional shares of the Target ETF prior to the Reorganization will be taxable for U.S. federal income tax purposes. Shareholders receiving cash in such redemption should realize gain or loss equal to the difference between the amount of cash received and the adjusted basis in their fractional share redeemed. Such gain or loss should be capital gain or loss and should be long-term capital gain or loss to a Shareholder if the Shareholder held the fractional share redeemed for over one year. The deductibility of capital losses is subject to limitations.

Neither of the Funds have requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganization. See “INFORMATION ABOUT THE ETFs”

By reason of the Reorganization, the Acquiring ETF will succeed to and take into account any capital loss carry forwards of the Target ETF. The Reorganization is not expected to independently result in limitations on the Acquiring ETF’s ability to use any capital loss carry forwards of the Target ETF. However, the capital loss carry forwards may subsequently become subject to an annual limitation as a result of sales of the Acquiring ETF Shares or other reorganization transactions in which the Acquiring ETF might engage post-Reorganization. As of November 30, 2022, the Target ETF did not have any capital loss carryovers.

State and Local Tax Considerations. Shareholders should consult their tax advisors about potential state and local tax considerations as a result of the Reorganization.

INFORMATION ABOUT THE ETFs

The following is a discussion of the organization of the ETFs and, where applicable, of the ETC Trust and CST. More detailed information about each ETF’s current structure is contained in each Fund’s SAI.

Comparison of Capital Structure. The Target ETF is a diversified series of ETC Trust. ETC Trust is a Delaware statutory trust organized on July 19, 2009, originally under the name FaithShares Trust, and is registered with the SEC. The Acquiring ETF is a diversified series of CST. CST is an Ohio business trust formed on September 18, 2013. CST is registered with the SEC.

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Shares of each ETF are fully paid and nonassessable and have no preference, preemptive or subscription rights. The Target ETF’s and the Acquiring ETF’s shareholders have no appraisal rights.

Comparison of Shareholder Rights. There are certain differences in Delaware and Ohio governing instruments and state law as it related to shareholder rights, as indicated in the following table:

Delaware – Target ETF	Ohio – Acquiring ETF

Shareholder Meetings – Quorum Under Delaware law and the Delaware trust instrument, except as otherwise provided by the 1940 Act or in the Trust’s Declaration of Trust, at any meeting of Shareholders, one third of the outstanding shares entitled to vote at a shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the shareholders’ meeting, except when a larger quorum is required by the DE Declaration, DE By-Laws, applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case such quorum shall comply with such requirements

Shareholder Meetings – Quorum Under Ohio Law and CSTs Trust Instrument, a majority of Shares entitled to vote constitutes a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class thereof shall vote as a Series or Class, then a majority of the aggregate number of Shares of that Series or Class thereof entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class.

Shareholder Initiated Special Meetings Special meetings of the shareholders may be called by the secretary of the Target Trust upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Target Trust issued and outstanding, as required by federal law, including the 1940 Act, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the shareholders requesting such meeting shall have paid to the Target Trust the reasonably estimated cost of preparing and mailing the notice thereof, which an authorized officer of the Target Trust shall determine and specify to such shareholders. No meeting may be called upon the request of shareholders to consider any matter which is substantially the same as a matter voted upon at any meeting of the shareholders held during the preceding twelve (12) months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.

Shareholder Initiated Special Meetings If the Trustees shall fail to call or give notice of any meeting of Shareholders (including a meeting involving only the holders of Shares of one or more but less than all Series or Classes) for a period of 30 days after written application by Shareholders holding at least 25% of the Shares then outstanding requesting a meeting be called for any other purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 25% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

Voting Power and Derivative Actions

Under the Delaware Statutory Trust Law, shareholders are not granted the fundamental right to vote, by meeting or otherwise, on the election of trustees or on any other matter shareholders may certainly be granted voting rights but they are not mandatory as a matter of state law are largely determined by the drafters of governing instruments. The result is that for investment companies organized as DSTs, shareholder voting rights are often limited to those voting rights required by the 1940 Act (the election of trustees for example) and certain extraordinary transactions.

Under the Declaration of Trust, subject to certain exceptions, Shareholders shall have right to vote only

Voting Power and Derivative Actions The Shareholders shall have power to vote only (i) for the election or removal of Trustees (ii) with respect to any contract with a Contracting Party as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series to the extent provided by the statute a (iv) with respect to any amendment of the Declaration of Trust to the extent provided by the statute, (v) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this

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(i) for the election or removal of Trustees as provided in Article IV, Section 1, and (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and (iii) on such other matters as the Trustees may consider necessary or desirable.

Under the Delaware Act, a shareholder may bring a derivative action if (1) the shareholder has made a pre-suit demand upon the trustees to bring the action and the trustees have refused to do so, or (2) if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction.

A shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the Trust’s DE Declaration.

Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

A more detailed description and comparison of Delaware and Ohio governing instruments and state law is included as Exhibit E of this Proxy Statement/Prospectus.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined herein, is required to approve the Reorganization. Each share of the Target ETF outstanding as of the Record Date that is held by a Target ETF shareholder is entitled to a number of votes equal to the net asset value of that share in U.S. dollars as of the Record Date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

Shares representing one-third, or thirty-three and one-third percent (33 1/3%), of the issued and outstanding shares of the Target ETF that are entitled to vote at the Meeting or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting. Under relevant state law and the Target ETF’s organizational documents, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Target ETF may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Target ETF also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

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How do I ensure my vote is accurately recorded?

You can vote in any one of three ways:

●	By mail, with the enclosed proxy card(s);

●	At the Meeting; or

●	Online.

A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to the Target ETF. If you simply sign, date and return a proxy card but give no voting instructions, your shares will be voted in favor of the Reorganization and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target ETF in writing at the address of the Target ETF set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote at the Meeting. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

What other matters will be voted upon at the Meeting?

The ETC Board does not intend to bring any matters before the Meeting other than that described in this Proxy Statement/Prospectus. The ETC Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of Management of the Funds.

Who is entitled to vote?

Shareholders of record of the Target ETF on the Record Date will be entitled to vote at the Meeting. The Target ETF has 850,000 shares outstanding, totaling $25,018,729.69 in net assets as of the Record Date.

How will proxies be solicited?

Broadridge, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $ 5,200 which will be borne by HTAA. ETC Trust, on behalf of the Target ETF, expects that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain shareholders of the Target ETF may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target ETF. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. ETC Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Proxy Statement/Prospectus. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation

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set forth in this Proxy Statement/Prospectus. The Solicitor representative will record the shareholder’s instructions on a proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or online, the shareholder may submit the proxy card(s) originally sent with this Proxy Statement/Prospectus or attend the Meeting.

ETC Trust, on behalf of the Target ETF, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Certain officers and representatives of the ETC Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

ETC Trust, on behalf of the Target ETF, expects that, before the Meeting, broker-dealer firms holding shares of the Target ETF in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, ETC Trust understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.

May I attend the Meeting?

Yes. If you expect to participate in the shareholder meeting, or have questions, please call 844-484-2484. You may also vote your shares through a website established for that purpose by following the instructions that appear on the enclosed proxy card.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus, or COVID-19, ETC Trust is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that ETC Trust may allow for virtual attendance. If ETC Trust takes this step, it will publicly announce the decision in a press release that will also be filed with the SEC as definitive additional soliciting material, and ETC Trust will post the announcement and additional information on the Target ETF’s website at https://www.hulltacticalfunds.com as soon as practicable before the Meeting. ETC Trust recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, you will receive instructions from the brokerage firm, bank or other nominee, as your record holder, that must be followed for your recordholder to vote your shares per your instructions. Your broker will be sending you a Notice of Internet Availability which contains instructions on how to access the website to vote your shares electronically over the Internet or by telephone. If, however, you have elected to receive paper copies of our proxy materials from your brokerage firm, bank or other nominee, you will receive a voting instruction form. Please complete and return the enclosed voting instruction form in the addressed, postage paid envelope provided.

Are there dissenters’ rights?

If the Reorganization is approved at the Meeting, Target ETF shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Target ETF, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the Closing Date of the Reorganization. After the Closing Date, shareholders may sell their shares on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through their broker-dealer.

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PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and Trustees of ETC Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Target ETF’s outstanding shares. As of the Record Date, the Acquiring ETF was not operational and, therefore, had no shareholders.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Target ETF, no other persons owned (beneficially or of record) 5% or more of the outstanding shares of the Target ETF as of the Record Date, except as listed in Exhibit C to this Proxy Statement/Prospectus.

SHAREHOLDER PROPOSALS

The Funds do not generally hold annual meetings of shareholders. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Target ETF hereafter called should send the proposal to the Target ETF at the Target ETF’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed. If the proposed Reorganization is approved and completed for the Target ETF, shareholders of such Target ETF will become shareholders of the Acquiring ETF and, thereafter, will be subject to the notice requirements of the Acquiring ETF. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because compliance with certain rules under the federal securities laws is required before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at a future meeting. For a shareholder proposal to be considered at a future shareholder meeting, it must be a proper matter for consideration under applicable law.

ADJOURNMENT

The Meeting with respect to the Target ETF may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target ETF on questions of adjournment, to the extent permitted under applicable federal securities laws, state law, and ETC Trust’s governing instruments. If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed.

By Order of the Board of Trustees of Exchange Traded Concepts Trust,

J. Garrett Stevens
J. Garrett Stevens
President

May 17 , 2023

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EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit

A.	Agreement and Plan of Reorganization
B.	Financial Highlights of the Target ETF
C.	Principal Holders of Securities of the Target ETF
D.	Comparison of Target ETF and Acquiring ETF Fundamental Investment Restrictions
E.	Comparison of Delaware and Ohio Governing Instruments and State Law

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this 9th day of March, 2023 by and among: (i) Exchange Traded Concepts Trust (the “Target Entity”), on behalf of its series the Hull Tactical US ETF (the “Target ETF”); and (ii) Capitol Series Trust (the “Acquiring Entity”), on behalf of its new series the Hull Tactical US ETF (the “Acquiring ETF”). HTAA, LLC (“HTAA”), investment sub-adviser to the Target ETF and proposed investment adviser to the Acquiring ETF, joins this Agreement solely for purposes of Section 9.2.

WHEREAS, the parties hereto intend for the Acquiring ETF and the Target ETF to enter into a transaction pursuant to which: (i) the Acquiring ETF will acquire the Assets (as such term is defined in Section 1.1(b)) of the Target ETF in exchange for shares of the Acquiring ETF of equal value to the Net Assets (as such term is defined in Section 1.1(c)) of the Target ETF and the assumption of the Liabilities (as such term is defined in Section 1.1(c)) of the Target ETF, and (ii) the Target ETF will distribute such shares of the Acquiring ETF to shareholders of the Target ETF, in connection with the complete liquidation of the Target ETF, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”). Following its liquidation, the Target ETF will be dissolved. The Acquiring ETF is, and will be immediately prior to Closing (as defined in Section 3.1), a shell series, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, created for the purpose of acquiring the Assets and assuming the Liabilities of the Target ETF;

WHEREAS, each of the Target Entity and the Acquiring Entity is an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”), plus, as provided in Section 5.1(p), a redemption of fractional shares of the Target ETF immediately before the Closing (as defined in Section 3.1).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. Provided that all conditions precedent to the Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the Reorganization:

(a) The Target ETF shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring ETF, and the Acquiring ETF in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and deliver its shares to the Target ETF for distribution to the shareholders of the Target ETF , all as determined in the manner set forth in Section 2.

(b) The assets of the Target ETF to be transferred to the Acquiring ETF shall consist of all property, goodwill, and assets of every description and all interests, rights, privileges and powers of the Target ETF that are shown as an asset on the books and records of the Target ETF as of the Closing Time (collectively, the “Assets”). The Assets of the Target ETF shall be delivered to the Acquiring ETF free and clear of all liens, encumbrances, hypothecations and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target ETF Assets), and there shall be no restrictions on the full transfer thereof (except for those imposed by the federal or state securities laws).

(c) The Acquiring ETF shall assume and pay when due all obligations and liabilities of the Target ETF, existing on or after the Closing Date (as defined in Section 3.1), whether absolute, accrued, contingent or otherwise (except that certain expenses of the Reorganization contemplated hereby to be paid by the persons as provided in Section 9.2 hereof shall not be assumed or paid by the Acquiring ETF) (collectively, the “Liabilities”), and such Liabilities shall become the obligations and liabilities of the Acquiring ETF. The Target ETF will use its reasonable best efforts to discharge all known Liabilities prior to or at the Closing Date to the extent permissible and consistent with its own investment objectives and policies. The Assets minus the Liabilities of the Target ETF shall be referred to herein as the Target ETF’s “Net Assets.”

(d) As soon as is reasonably practicable after the Closing, the Target ETF will distribute to its shareholders of record (“Target ETF Shareholders”) the shares of the Acquiring ETF received by the Target ETF pursuant to Section 1.1(a), on a pro rata basis, and without further notice the outstanding shares of the Target ETF will be redeemed and cancelled as permitted by its Target Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target ETF will as promptly as practicable completely liquidate and dissolve as permitted by its Target Governing Documents and applicable law. Such distribution to the Target ETF Shareholders and liquidation of the Target ETF will be accomplished by the transfer of the Acquiring ETF’s shares then credited to the account of the Target ETF on the books of the Acquiring ETF to open accounts on the share records of the Acquiring ETF in the names of the Target ETF Shareholders. The aggregate net asset value of the Acquiring ETF’s shares to be so credited to the Target ETF Shareholders shall be equal to the aggregate net asset value of the Target ETF’s shares owned by the Target ETF Shareholders on the Closing Date (following the redemption of fractional shares pursuant to Section 5.1(p)). For Target ETF Shareholders that hold Target ETF shares through accounts that are not permitted to hold Acquiring ETF shares, Acquiring ETF shares may be held by a transfer agent of the Acquiring ETF for the benefit of such Target ETF Shareholders pending delivery of information with respect to accounts that are permitted to hold Acquiring ETF shares. The Acquiring ETF shall not issue certificates representing the Acquiring ETF’s shares in connection with such exchange.

(e) Any transfer taxes payable upon issuance of the Acquiring ETF’s shares in a name other than the registered holder of the Target ETF’s shares on the books and records of the Target ETF as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring ETF’s shares are to be issued and transferred.

(f) Ownership of the Acquiring ETF’s shares will be shown on its books, as such are maintained by the Acquiring ETF’s transfer agent.

(g) Immediately after the Closing Time, the share transfer books relating to the Target ETF shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The value of the Target ETF’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) less the value of any cash or other assets used to redeem fractional shares pursuant to Section 5.1(p), which shall reflect the declaration of any dividends, on the Closing Date, using the valuation procedures set forth in the then-current prospectus for the Target ETF and the valuation procedures established by the Target Entity’s board of trustees. On the Closing Date, the Target ETF shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring ETF by 7:00 p.m. (Eastern time) on the Closing Date, or as soon as practicable thereafter.

(b) The net asset value per share of the Acquiring ETF shares issued in connection with the Reorganization shall be the net asset value per share of the Target ETF as of the close of business on the Closing Date (following the redemption of fractional shares pursuant to Section 5.1(p)).

(c) The number of Acquiring ETF shares issued in exchange for the Target ETF’s Net Assets shall equal the number of shares of the Target ETF outstanding as of the Closing Date (following the redemption of fractional shares pursuant to Section 5.1(p)). All Acquiring ETF shares delivered to a Target ETF Shareholder will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) All computations of value shall be made by the Target ETF or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring ETF and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.	CLOSING AND CLOSING DATE

3.1. The Reorganization shall close on June 2, 2023, or such other date as the authorized officers of the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the Target ETF’s net asset value on the Closing Date of the Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. In respect of the Reorganization, the Target ETF shall notify the Acquiring ETF of any portfolio security held by the Target ETF in other than book-entry form at least five (5) business days prior to the Closing Date.

3.2. With respect to the Reorganization:

(a) The Target ETF’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target ETF as of the Closing Time to the Acquiring ETF’s custodian for the account of the Acquiring ETF duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Entity shall direct the Target ETF’s custodian (the “Target Custodian”) to deliver to the Acquiring ETF’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940 (the “1940 Act”)), in which the Assets are deposited, the Target ETF’s portfolio securities and instruments so held. The Target ETF’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring ETF’s custodian. The cash to be transferred by the Target ETF shall be delivered to the Acquiring ETF’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target ETF is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target ETF or its broker, then the Acquiring ETF may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target ETF has, by or on the Closing Date, delivered to the Acquiring ETF or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring ETF or its custodian, such as brokers’ confirmation slips.

(b) At such time prior to the Closing Date as the parties mutually agree, the Target ETF shall provide instructions and related information to the Acquiring ETF or its transfer agent with respect to the Target ETF Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target ETF Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring ETF and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(c) At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(d) In the event that on the Closing Date of the Reorganization (i) the NYSE or another primary trading market for portfolio securities of the Target ETF (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the board of trustees of the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring ETF or the Target ETF, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Target Entity, on behalf of itself or, where applicable, the Target ETF, represents and warrants to the Acquiring Entity and the Acquiring ETF as follows:

(a) The Target Entity is a statutory trust organized under the laws of the State Delaware on July 17, 2009 (originally under the name FaithShares Trust), and is validly existing and in good standing under the laws of that state, with power under the Target Entity’s declaration of trust and bylaws, as applicable (“Target Governing Documents”), to own all of its assets, to carry on its business as it is now being conducted, and to enter into this Agreement and perform its obligations hereunder. The Target ETF is a duly established and designated separate series of the Target Entity;

(b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target ETF under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target ETF, threatened. All issued and outstanding shares of the Target ETF have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority, Inc. (“FINRA”) is required for the consummation by the Target Entity, on behalf of the Target ETF, of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target ETF of the transactions contemplated by this Agreement, except that such transaction will require approval of the Target ETF shareholders;

(d) The current prospectus and statement of additional information and current shareholder reports of the Target ETF prior to the date of this Agreement, conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target ETF is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Target ETF is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target ETF is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target ETF, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target ETF and there have been no material miscalculations of the net asset value of the Target ETF or the net asset value per share of the Target ETF during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with the Target ETF’s policies and procedures that, individually or in the aggregate, would have a material adverse effect on the Target ETF or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. To the best of the Target ETF’s knowledge, all advertising and sales material used by the Target ETF during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of FINRA;

(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring ETF, the Target ETF will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring ETF will acquire good and marketable title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring ETF, the Target ETF is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Target Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target ETF or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target ETF or Target Entity is a party or by which it is bound;

(h) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring ETF, all material contracts or other commitments of the Target ETF (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target ETF without liability to the Target ETF or may otherwise be assigned to the Acquiring ETF without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target ETF on or prior to the Closing Date;

(i) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring ETF, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target ETF’s knowledge, threatened against the Target ETF that, if adversely determined, would materially and adversely affect the Target ETF’s financial condition or the conduct of its business or the Target ETF’s ability to consummate the transactions contemplated by this Agreement. The Target ETF and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target ETF is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target ETF is not in violation of, and has not violated within the past three years, nor, to the knowledge of the Target Entity, is the Target ETF under investigation with respect to or has the Target ETF been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Target ETF (i) does not have outstanding any option to purchase or other right to acquire shares of the Target ETF issued or granted by or on behalf of the Target ETF to any person; (ii) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target ETF, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring ETF; (iii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target ETF; (iv) has not entered into any amendment of its Target Governing Documents that has not been disclosed to the Acquiring ETF; (v) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target ETF other than any liens for taxes not yet due and payable; and (vi) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring ETF;

(j) The financial statements of the Target ETF for the Target ETF’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target ETF’s prospectus or statement of additional information included in the Target ETF’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target ETF’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring ETF) present fairly, in all material respects, the financial condition of the Target ETF as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target ETF required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target ETF has been disclosed or is required to be disclosed in the Target ETF’s reports on Form N-CSR and, to the knowledge of the Target ETF, no such disclosure will be required as of the Closing Date;

(k) Since the last day of the Target ETF’s most recently completed fiscal year, there has not been any material adverse change in the Target ETF’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring ETF in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target ETF, the redemption of the Target ETF’s shares by shareholders of the Target ETF or the discharge of the Target ETF’s ordinary course liabilities shall not constitute a material adverse change;

(l) On the Closing Date, all material Tax Returns (as defined below) of the Target ETF required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target ETF’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target ETF or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target ETF financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Target ETF is in compliance in all material respects with applicable regulations of the Internal Revenue Service (the “Service”) pertaining to the reporting of distributions on and redemptions of its shares and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m) The Target ETF: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target ETF has qualified for treatment as a regulated investment company for each taxable year since inception (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date, and for each such taxable year (or portion thereof), the Target ETF has been eligible to compute its federal income tax under Section 852 of the Code. Subject to the accuracy of the representations set forth in Section 4.2(i), the Target ETF expects to satisfy the requirements of Part I of Subchapter M of the Code to maintain qualification for treatment as a regulated investment company for the portion of the taxable year that ends on the Closing Date. Subject to the accuracy of the representations set forth in Section 4.2(i), the Target ETF does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify as a regulated investment company as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Target ETF has not at any time since its inception had any material tax liability under Sections 852 or 4982 of the Code that has not been timely paid. The Target ETF has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to the Target ETF. The Target ETF does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

(n) The Target ETF has not changed its taxable year end within the most recent 48-month period ending on the last day of the month immediately preceding the Closing Date of the Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(o) The Target ETF has not been notified in writing that any examinations of the Tax Returns of the Target ETF are currently in progress or threatened, and, to the knowledge of the Target ETF, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target ETF as a result of any audit by the Service or any state, local or foreign taxing authority, and, to the knowledge of the Target ETF, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target ETF to be threatened or pending with respect to the Assets of the Target ETF;

(p) The Target ETF has no actual liability for any Tax obligation of any taxpayer other than itself. The Target ETF is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target ETF is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the principal purpose of which do not relate to Taxes);

(q) All issued and outstanding shares of the Target ETF are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia and of Puerto Rico securities laws. All of the issued and outstanding shares of the Target ETF will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent for the Target ETF, on behalf of the Target ETF. The Target ETF does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target ETF, nor is there outstanding any security convertible into any of the Target ETF’s shares;

(r) The Target Entity, on behalf of the Target ETF, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the trustees of the Target Entity and, subject to the approval of the shareholders of the Target ETF (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target ETF, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(s) The information relating to the Target ETF furnished by the Target ETF for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(t) As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target ETF has provided the Acquiring ETF with all information relating to the Target ETF reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the special meeting of the Target ETF’s shareholders (the “Special Meeting”) to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the Special Meeting and the Closing Date, such information provided by the Target ETF will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring ETF for use therein;

(u) The books and records of the Target ETF are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target ETF;

(v) The Target Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target ETF;

(w) The Target Entity has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(x) The Target Entity and the Target ETF have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of the Target ETF’s business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(y) The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case; and

(z) The Target ETF has no unamortized or unpaid organizational fees or expenses.

4.2. The Acquiring Entity, on behalf of itself or, where applicable, the Acquiring ETF, represents and warrants to the Target Entity and the Target ETF as follows:

(a) The Acquiring Entity is a business trust duly formed, validly existing, and in good standing under the laws of the State of Ohio, with power under its declaration of trust and bylaws (“Acquiring Governing Documents”) to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder. The Acquiring ETF is a duly established and designated separate series of the Acquiring Entity;

(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring ETF under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring ETF, threatened;

(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring ETF and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring ETF of the transactions contemplated by this Agreement;

(d) The prospectus and statement of additional information of the Acquiring ETF to be used in connection with the Reorganization, and the prospectus and statement of additional information of the Acquiring ETF that will be in effect on the Closing Date and that is included in the Acquiring Entity’s registration statement on Form N-1A, will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring ETF is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Acquiring Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring ETF or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring ETF or the Acquiring Entity is a party or by which it is bound;

(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Target ETF, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring ETF’s knowledge, threatened against the Acquiring ETF that, if adversely determined, would materially and adversely affect the Acquiring ETF’s financial condition or the conduct of its business or the Acquiring ETF’s ability to consummate the transactions contemplated by this Agreement. The Acquiring ETF and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring ETF is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The Acquiring ETF has not yet commenced operations. The Acquiring ETF is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, formed for the purpose of acquiring the Assets and assuming the Liabilities of the Target ETF in connection with the Reorganization and, accordingly, the Acquiring ETF has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to HTAA or its affiliate to secure any required initial shareholder approvals;

(h) As of the Closing Date, no federal, state or other Tax Returns of the Acquiring ETF will have been required by law to have been filed, and no Taxes will be due by the Acquiring ETF. As of the Closing Date, the Acquiring ETF will not have been required to pay any assessments and the Acquiring ETF will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring ETF will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring ETF, no levies, liens or other encumbrances on the Acquiring ETF, and no waivers of the time to assess any Taxes;

(i) The Acquiring ETF: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and either will timely elect to be classified as an association that is subject to tax as a corporation for federal tax purposes by filing Form 8832 with the Service or will be as of the Closing Date a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (iii) has not filed any income tax return, and, subject to the accuracy of the representations and warranties in Section 4.1(m), intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, holds and has held no property other than de minimis seed capital in a non-interest bearing account (which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q) and has never had tax attributes, (iv) is, or will be as of the Closing Date, a “fund,” as defined in Section 851(g)(2) of the Code and (v) from the beginning of its first taxable year, will take all steps necessary to ensure that it qualifies and will be treated as a “regulated investment company” under Sections 851 and 852 of the Code. The Acquiring ETF has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j) The Acquiring Entity, on behalf of the Acquiring ETF, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Entity, on behalf of the Acquiring ETF, and subject to the approval of shareholders of the Target ETF (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring ETF, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) The shares of the Acquiring ETF to be issued and delivered to the Target ETF, for the account of the Target ETF Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring ETF shares, and, upon receipt of the Target ETF’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(l) The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring ETF;

(m) The Acquiring Entity and the Acquiring ETF have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(n) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case;

(o) The Acquiring ETF has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by HTAA or its affiliates;

(p) There is no plan or intention for the Acquiring ETF to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

(q) There shall be no issued and outstanding shares of the Acquiring ETF prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be either the investment adviser of the Acquiring ETF or an affiliate thereof) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring ETF’s sole shareholder. The Initial Shares will be redeemed by the Acquiring ETF prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring ETF in a non-interest-bearing account; and

(r) As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of shareholders of the Target ETF and the Closing Date, the information provided by the Acquiring ETF for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target ETF for use therein.

4.3. With respect to the Reorganization, the Target Entity, on behalf of the Target ETF, and the Acquiring Entity, on behalf of the Acquiring ETF, each represents and warrants as follows:

(a) The fair market value of the Acquiring ETF’s shares that each Target ETF Shareholder receives will be approximately equal to the fair market value of the Target ETF shares it actually or constructively surrenders in exchange therefor;

(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring ETF and those to which the Assets are subject;

(c) No expenses incurred by the Target ETF or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring ETF or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring ETF shares will be transferred to the Target ETF or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(d) Immediately following consummation of the Reorganization, other than shares of the Acquiring ETF issued to HTAA or its affiliate representing de minimis assets related to the Acquiring ETF’s formation or maintenance of its legal status, (1) the shareholders of the Acquiring ETF will own all the Acquiring ETF shares and will own those shares solely by reason of their ownership of the Target ETF shares immediately before the Reorganization; (2) the Acquiring ETF will hold the same assets and will be subject to the same liabilities that the Target ETF held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than regular, normal dividends) the Target ETF will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1. With respect to the Reorganization:

(a) The Target ETF will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target ETF, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target ETF’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target ETF in the ordinary course in all material respects. The Acquiring ETF shall take such actions as are customary to the organization of a new series prior to its commencement of operations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring ETF shares to be issued in connection with the Reorganization and include a proxy statement/prospectus with respect to the proxy solicitation to the shareholders of the Target ETF of the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

(c) The Acquiring Entity shall file the N-14 Registration Statement with the Commission and use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.

(d) The Target Entity, on behalf of the Target ETF, will call, convene and hold a meeting of shareholders of the Target ETF as soon as practicable, in accordance with applicable law and the Target Entity’s Target Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the N-14 Registration Statement, and for such other purposes as may be necessary or desirable. In the event that, for the Target ETF, insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Entity’s Target Governing Documents and applicable law, and as set forth in the N-14 Registration Statement in order to permit further solicitation of proxies.

(e) The Target Entity, on behalf of the Target ETF, agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its shareholders of record entitled to receipt of the proxy statement/prospectus, in sufficient time to comply with requirements of the 1934 Act, the proxy statement/prospectus contained in the N-14 Registration Statement and other documents as are necessary.

(f) The Target ETF covenants that the Acquiring ETF’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(g) The Target Entity will assist the Acquiring ETF in obtaining such information as the Acquiring ETF reasonably requests concerning the beneficial ownership of the Target ETF’s shares, and will assist the Acquiring ETF in obtaining copies of any books and records of the Target ETF from its service providers reasonably requested by the Acquiring Entity.

(h) Subject to the provisions of this Agreement, the Acquiring ETF and the Target ETF will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i) As soon as is reasonably practicable after the Closing, the Target ETF will make one or more distributions to its shareholders consisting of the shares of the Acquiring ETF received at the Closing, as set forth in Section 1.1(d) hereof.

(j) The Acquiring ETF and the Target ETF shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(k) The Target ETF shall, from time to time, as and when reasonably requested by the Acquiring ETF, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring ETF may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring ETF’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l) The Acquiring ETF shall, from time to time, as and when reasonably requested by the Target ETF, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target ETF may reasonably deem necessary or desirable in order for the Acquiring ETF to assume the Target ETF’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m) The Acquiring ETF will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n) A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target ETF, as of the most recent tax year end of the Target ETF, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target ETF for purposes of applying applicable limitations on the use of such items under the Code, shall be provided by the Target Entity on behalf of the Target ETF to the Acquiring ETF within sixty (60) days after the Closing Date.

(o) It is the intention of the parties that the Reorganization will qualify as a “reorganization” with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” with the meaning of Section 368(a) of the Code.

(p) Prior to the Closing, and only to the extent necessary, the Target ETF shall redeem all fractional shares of the Target ETF outstanding on the records of the Target ETF’s transfer agent.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY

6.1. With respect to the Reorganization, the obligations of the Target Entity, on behalf of the Target ETF, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Target Entity’s election, the Target Entity’s waiver, of the following conditions:

(a) All representations and warranties of the Acquiring ETF and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Acquiring Entity and the Acquiring ETF shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring ETF, on or before the Closing Time;

(c) The Target ETF and the Acquiring ETF shall have agreed on the number of shares of the Acquiring ETF to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring ETF is contractually obligated to pay for services provided to the Acquiring ETF from those described in the N-14 Registration Statement; and

(e) The Target Entity shall have received on the Closing Date the opinion of Practus, LLP (“Practus”), counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i) The Acquiring Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Ohio, and, with respect to the Acquiring ETF, has power under its Acquiring Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii) The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring ETF, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The execution and delivery of this Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring ETF. This Agreement has been duly executed and delivered by the Acquiring Entity, on behalf of the Acquiring ETF and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, on behalf of the Target ETF, and HTAA, is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring ETF, enforceable against the Acquiring Entity, on behalf of the Acquiring ETF in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv) The Acquiring ETF shares to be issued to the Target ETF as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target ETF’s Assets will be fully paid and non-assessable by the Acquiring Entity and no shareholder of the Acquiring ETF has any preemptive rights to subscription or purchase in respect thereof; and

(v) The execution and delivery of the Agreement by the Acquiring Entity, on behalf of the Acquiring ETF, did not, and the performance by the Acquiring Entity, on behalf of the Acquiring ETF, of its obligations hereunder will not (1) violate the Acquiring Entity’s Acquiring Governing Documents, (2) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Entity on Form N-1A to which the Acquiring ETF is a party or by which it is bound, or (3) to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1. With respect to the Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring ETF, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Acquiring Entity’s election, the Acquiring ETF’s waiver, of the following conditions:

(a) All representations and warranties of the Target Entity and the Target ETF contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Target Entity and the Target ETF shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target ETF, on or before the Closing Time;

(c) The Target ETF and the Acquiring ETF shall have agreed on the number of shares of the Acquiring ETF to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target ETF is contractually obligated to pay for services provided to the Target ETF from those described in the N-14 Registration Statement; and

(e) The Acquiring Entity shall have received on the Closing Date an opinion of counsel of Practus, counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Target Entity), dated as of the Closing Date, covering the following points:

(i) The Target Entity is a statutory trust created under the laws of the State of Delaware on July 17, 2009, and is validly existing and in good standing under the laws of that state, and, with respect to the Target ETF, has power under its Target Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii) The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target ETF, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The execution and delivery of this Agreement has been duly authorized by the Target Entity on behalf of Target ETF. This Agreement has been duly executed and delivered by the Target Entity, on behalf of the Target ETF and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity, on behalf of the Acquiring ETF, is a valid and binding obligation of the Target Entity, on behalf of the Target ETF, enforceable against the Target Entity, on behalf of the Target ETF, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv) The execution and delivery of the Agreement by the Target Entity, on behalf of the Target ETF, did not, and the performance by the Target Entity, on behalf of the Target ETF, of its obligations hereunder will not (1) violate the Target Entity’s Target Governing Documents, (2) breach in any material respect any provision of any agreement filed with the registration statement of the Target Entity on Form N-1A to which the Target ETF is a party or by which it is bound, or (3) to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target ETF or the Acquiring ETF, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and transactions contemplated herein shall have been approved by the board of trustees and shareholders of the Target Entity and the board of trustees of the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Target ETF nor the Acquiring ETF may waive the conditions set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring ETF or Target ETF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring ETF or the Target ETF, provided that either party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5. With respect to the Reorganization, the Acquiring Entity and the Target Entity shall have received the opinion of Practus dated as of the Closing Date and addressed to the Acquiring Entity and the Target Entity, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target ETF and the Acquiring ETF will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Target ETF upon the transfer of all the Assets of the Target ETF to the Acquiring ETF solely in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the Liabilities of the Target ETF, or upon the distribution of the shares of the Acquiring ETF to the Target ETF Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring ETF of each Asset transferred from the Target ETF to the Acquiring ETF in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target ETF immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target ETF on the transfer;

 (d) The holding period in the hands of the Acquiring ETF of each Asset transferred from the Target ETF to the Acquiring ETF in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target ETF’s holding period for such Asset (except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring ETF upon its receipt of all the Assets of the Target ETF solely in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the Liabilities of the Target ETF as part of the Reorganization;

(f) No gain or loss will be recognized by the Target ETF Shareholders upon the exchange of their shares of the Target ETF for shares of the Acquiring ETF as part of the Reorganization (except with respect to cash received by Target ETF Shareholders in redemption of fractional shares prior to the Reorganization);

(g) The aggregate tax basis of the shares of the Acquiring ETF each Target ETF Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target ETF exchanged therefor; and

(h) Each Target ETF Shareholder’s holding period for the shares of the Acquiring ETF received in the Reorganization will include the Target ETF Shareholder’s holding period for the shares of the Target ETF exchanged therefor, provided that the Target ETF Shareholder held such shares of the Target ETF as capital assets on the date of the exchange.

Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this Section 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transaction provided for herein.

9.2. Except as otherwise provided herein, HTAA will bear 100% of the expenses relating to the Reorganization whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, terminating any existing agreements or contracts to which the Target Entity is a party (including any penalties payable in connection with such termination), preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein) and any supplements to the Target ETF’s current prospectus and statement of additional information, legal fees, accounting fees, and expenses of holding shareholders’ meetings. Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target ETF to the Acquiring ETF at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Target ETF. Notwithstanding the foregoing, expenses of the Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Target ETF or the Acquiring ETF to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target ETF or the Acquiring ETF or on any of their respective shareholders.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to the Reorganization, prior to the Closing Date and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target ETF and the Acquiring ETF for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring ETF.

11.	INDEMNIFICATION

11.1. With respect to the Reorganization, the Acquiring Entity, out of the assets of the Acquiring ETF, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring ETF, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

11.2. With respect to the Reorganization, the Target Entity, out of the assets of the Target ETF, agrees to indemnify and hold harmless the Acquiring Entity and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target ETF, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The covenants to be performed after the Closing shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

13.	TERMINATION

13.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by: (i) resolution of either the board of trustees of the Acquiring Entity or the board of trustees of the Target Entity if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement not in the best interests of the shareholders of the Acquiring ETF or the Target ETF, respectively; (ii) mutual agreement of the parties; (iii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before [March 28, 2023], unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; or (iv) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.2. If any order of the Commission with respect to the Agreement shall be issued prior to the Closing that imposes any term or condition that is determined by action of the board of trustees of the Target Entity to be acceptable, such term or condition shall be binding as if it were a part of the Agreement without a vote or approval of the shareholders of the Target ETF; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring ETF shares to be issued to the Target ETF, and such term or condition had not been included in the prospectus/proxy statement or other proxy solicitation material furnished to the shareholders of the Target ETF prior to the Special Meeting, the Agreement shall not be consummated and shall terminate unless the Target Entity promptly calls a Special Meeting of its shareholders at which such condition shall be submitted for approval.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following dissemination of the proxy statement/prospectus, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring ETF to be issued to the shareholders of the Target ETF under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Target Entity:

Exchange Traded Concepts Trust

10900 Hefner Pointe Drive,

Suite 400

Oklahoma City, Oklahoma 73120

For the Acquiring Entity:

Capitol Series Trust

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

16.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4. This agreement may be executed in any number of counterparts, each of which shall be considered an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

16.5. The Target Entity is a Delaware statutory trust organized in series of which the Target ETF constitutes one such series. With respect to the Reorganization, the Target Entity is executing this Agreement on behalf of the Target ETF only. It is expressly agreed that there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target ETF are enforceable against the assets of the Target ETF only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of the Target ETF.

16.6. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective trustees, directors, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 11.1 and 11.2 hereof, shall bind only the property of the Target ETF or the Acquiring ETF as provided in the Target Governing Documents of the Target Entity or the Acquiring Governing Documents of the Acquiring Entity. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring ETF and Target ETF.

Exchange Traded Concepts Trust, on behalf of HULL TACTICAL US ETF		Capitol Series Trust, on behalf of HULL TACTICAL US ETF

By:	/s/ J. Garrett Stevens	By:	/s/ Matthew J. Miller
	Name: J. Garrett Stevens		Name: Matthew J. Miller
	Title: Chief Executive Officer		Title: President

For purposes of Section 9.2 only:

HTAA, LLC

By:	/s/ Petra Bakosova
Name: Petra Bakosova
Title: CEO

Exhibit B

Financial Highlights of the Target ETF

These financial highlight tables are intended to help you understand the Target ETF’s financial performance and are included in the Target ETF’s annual shareholder report which is incorporated by reference into the SAI. The information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Target ETF’s financial statements, is included in the Target ETF’s annual report, which is available upon request. The Acquiring ETF is newly organized and therefore has not yet had any operations as of the date of this Proxy Statement/Prospectus and does not have financial highlights to present at this time.

HULL TACTICAL US ETF

Selected Per Share Data & Ratios

For the Years Ended November 30

For a Share Outstanding Throughout the Year

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)*	Net Realized and Unrealized Gain on Investments	Total from Operations	Distributions from Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets(2)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)	Portfolio Turnover(3)
2022	$34.50	$ 0.04	$ (0.97)	$ (0.93)	$ —	$ (2.80)	$ (2.80)	$ 30.77	(3.07)%	$ 24,612	0.91%	0.12%	215%
2021	29.12	(0.01)	6.65	6.64	$ —	$ (1.26)	$ (1.26)	34.50	23.60	27,596	0.96% (5)	(0.03)%	393%
2020	26.72	0.08	2.57	2.65	(0.25)	0.00	(0.25)	29.12	9.99	26,211	0.91	0.31	833
2019	27.35	0.28	1.25 (4)	1.53	(0.23)	(1.93)	(2.16)	26.72	7.91	45,424	0.91	1.13	560
2018	28.73	0.23	0.60	0.83	(0.16)	(2.05)	(2.21)	27.35	3.01	62,916	0.91	0.83	1,320

*	Per share data calculated using average shares method.

(1)	Total return is for the period indicated. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange-traded funds in which the Fund invests.

(3)	Portfolio turnover rate is for the period indicated. Excludes effect of securities received or delivered from processing in-kind creations or redemptions.

(4)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(5)	The expense ratio includes security sold short fees on securities sold short. Had this expense been excluded, the ratio would have been 0.91%.

B-1

Exhibit C

PRINCIPAL HOLDERS OF SECURITIES OF THE TARGET ETF

Listed below are the names, addresses and percent ownership of each person who, as of March 29, 2023 to the best knowledge of Exchange Traded Concepts Trust owned 5% or more of the outstanding shares of the Target ETF. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Name & Address	Percentage of Fund	Type of Ownership
UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, New Jersey, 07086	44.68%	Record
National Financial Services LLC 245 Summer Street, Mail Zone L10C Boston, Massachusetts, 02210	12.55%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California, 94105	6.93%	Record
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska, 68154	7.08%	Record
Goldman Sachs & Co. LLC 200 West Street New York, NY, 10282	5.81%	Record

C-1

Exhibit D

Comparison of Target ETF and Acquiring ETF Fundamental Investment Restrictions

Despite some differences in language, there are no material differences in the Fundamental Investment Restrictions of the Target ETF and Acquiring ETF.

Target ETF	Acquiring ETF

ETC Trust has adopted the following investment restrictions as fundamental policies with respect to the Target ETF. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Target ETF’s outstanding voting securities. For these purposes, a “majority of outstanding voting securities” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Target ETF’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Target ETF.

Except with the approval of a majority of the outstanding voting securities, the Target ETF must abide by the following fundamental investment restrictions:

CST has adopted the following investment restrictions as fundamental policies with respect to the Acquiring ETF. These restrictions may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

Except with the approval of a majority of the outstanding voting securities, the Acquiring ETF must abide by the following fundamental limitations:

Concentration: The Target ETF may not concentrate its investments in an industry or group of industries (i.e., invest more than 25% of its total assets in the securities of companies in a particular industry or group of industries). For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	Concentration. The Acquiring ETF will not invest 25% or more of its total assets in a particular industry or industry group. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.
Borrowing and Senior Securities: The Target ETF may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Borrowing: The Acquiring ETF will not borrow money, except that to the extent permitted by applicable law: (a) the Acquiring ETF may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) the Acquiring ETF may borrow up to an additional 5% of its total assets for temporary purposes; and (c) the Acquiring ETF may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. If due to market fluctuations or other reasons the Acquiring ETF’s borrowings exceed the

D-1

limitations stated above, the Trust will promptly reduce the borrowings of the Acquiring ETF in accordance with the 1940 Act. This limitation does not preclude the Acquiring ETF from entering into reverse repurchase transactions, provided that the Acquiring ETF has an asset coverage of 300% for all borrowings and repurchase commitments of the Acquiring ETF pursuant to reverse repurchase transactions.

Senior Securities: The Acquiring ETF will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Loans: The Target ETF may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Loans: The Acquiring ETF will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, dollar rolls and similar transactions consistent with applicable law, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
Commodities or Real Estate: The Target ETF may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Commodities: The Acquiring ETF will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Real Estate: The Acquiring ETF will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

Underwriting: The Target ETF may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	Underwriting: The Acquiring ETF will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

D-2

 Exhibit E

Comparison of Delaware and Ohio Governing Instruments and State Law

The following is only a discussion of certain principal differences between the governing documents for Exchange Traded Concepts Trust, a Delaware statutory trust which oversees the Target ETF (“ETC” or “Target Trust”), and the governing documents for Capitol Series Trust, an Ohio business trust which oversees the Acquiring ETF (“CST” or “Acquiring Trust). In general, while the Delaware statutory requirements and the ETC governing documents differ in some respects from Ohio business trust statutory requirements and the CST governing instrument, in many instances, shareholders of the Target ETF will have the same or similar rights as shareholders of the Acquiring ETF, as described below. Material differences between the governing instruments and state of the Target ETF Trust and the Acquiring ETF Trust are highlighted in Bold.

Organization and Capital Structure

Delaware – Organization.

The Target ETF Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The Trust’s operations are governed by its Agreement and Declaration of Trust dated July 19, 2009 (originally under the name FaithShares Trust), as amended (the “DE Declaration”) and its by-laws (the “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees

Ohio – Organization.

The Acquiring ETF is a series of CST. CST was established as a business trust under Ohio law by an Agreement and Declaration of Trust (the “CST Ohio Trust Instrument”) dated September 18, 2013, as amended. Capitol Series Trust is also governed by its by-laws and by the Ohio business trust statute (“Ohio Act”).

Delaware – Capital Structure.

The Trust’s shares of beneficial interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. These series or classes have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the Trust’s Board of Trustees.

Ohio –Capital Structure.

The CST Ohio Trust Instrument permits the CST Board, without shareholder approval, to issue an unlimited number of shares of beneficial interest, without par value, in separate series and to divided series into classes of shares. The CST Board may from time to time, and without shareholder approval, divide or combine the shares of a series or class thereof into a greater or lesser number of shares of that series or class so long as the proportionate beneficial interest in the assets belonging to that series or class and the rights of shares of any other series or class are in no way affected. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and in such dividends and distributions out of income belonging to that series as are declared by the Board. No shares of any series have cumulative voting rights, any preemptive or conversion rights, or any sinking fund provisions.

Meetings of Shareholders and Voting Rights

Delaware – Annual/Special Shareholder Meeting.

The Delaware Act does not require annual shareholders’ meetings. The DE By-Laws authorize the calling of a shareholders’ meeting by the Board, the chairperson of the Board or by the president of the Target Trust to take action on any matter deemed necessary or desirable by the Board of Trustees. A shareholder meeting for the purpose of electing trustees may also be called by the chairperson of the Board of Trustees to the extent permitted by the 1940 Act. To the extent required by federal law, including the 1940 Act, special meetings of the shareholders may be called by the secretary of the Target Trust upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Target Trust issued and outstanding, as required by federal law, including the 1940 Act, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the shareholders requesting such meeting shall have paid to the Target Trust the reasonably estimated cost of preparing and mailing the notice thereof, which an authorized officer of the Target Trust shall determine and specify to such shareholders. No meeting may be called upon the request of shareholders to consider any matter which is substantially the same as a matter voted upon at any meeting of the shareholders held during the preceding twelve (12) months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.

Ohio – Annual/Special Shareholder Meeting.

Annual meetings of shareholders are not required by the Ohio Act or the CST Ohio Trust Instrument, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share owned and fractional votes for each fractional share owns.

The circumstances under which meetings of shareholders may be held under the following circumstances: (i) for the election or removal of Trustees as set forth in “Election and Term of Trustees” below, (ii) with respect to any contract as to which shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any series to the extent provided for in the CST Trust Instrument, (iv) with respect to any amendment of the CST Trust Instrument as provided for in the CST Trust Instrument, (v) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Capitol Series Trust or the shareholders, and (vi) with respect to such additional matters relating to the Capitol Series Trust as may be required by the 1940 Act, the CST Trust Instrument, the Capitol Series Trust By-Laws or any registration of the Capitol Series Trust with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Delaware – Voting Rights.

The DE Declaration provides that one-third of the outstanding shares entitled to vote at a shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the shareholders’ meeting, except when a larger quorum is required by the DE Declaration, DE By-Laws, applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case such quorum shall comply with such requirements. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast at a shareholder meeting at which a quorum is present. Where a separate vote by series or class is required, these voting requirements apply to those separate votes.

As in the Ohio Charter and/or Ohio By-laws, the DE Declaration generally provides that each share of the Target Trust is entitled to one vote for each full share, and a proportionate fraction of a vote for each fraction of a share. All shares of the Target Trust entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter. There is no cumulative voting for any matter.

Ohio – Voting Rights.

The CST Ohio Trust Instrument provides that a majority of Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class thereof shall vote as a Series or Class, then a majority of the aggregate number of Shares of that Series or Class thereof entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision the CST Trust Instrument or the By-Laws, a majority of the Shares voted, at a meeting at which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned.

Liability of Shareholders

Delaware – Liability of Shareholders.

Consistent with the Delaware Act, the DE Declaration provides that a shareholder of the Trust, as such, shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

Ohio – Liability of Shareholders.

Pursuant to the CST Ohio Trust Instrument, shareholders of a series of the Capitol Series Trust generally are not personally liable for the acts, omissions or obligations of Capitol Series Trust.

Dividends and Distributions

Delaware – Dividends and Distributions.

The DE Declaration also provides that the shareholders of any class of the Target Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees provided that such dividends and distributions comply with the 1940 Act. The right of the Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the Trust’s Board of Trustees pursuant to the 1940 Act. Dividends and distributions may be paid, subject to applicable federal law, including the 1940 Act, in cash and/or securities or other property, and the composition of any such distribution shall be determined by the Trustees (or by any officer of the Target Trust or any other person to whom such authority has been delegated by the Trustees).

Ohio – Dividends and Distributions.

Under section 4.2 of the CST Ohio Trust Instrument, dividends and distributions on shares of a particular series may be paid with such frequency and in such amounts as the Trustees may determine. All dividends and distributions on shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number of shares of that Series held by such holders at the record date established for the payment of such dividends or distributions. Such dividends and distributions may be made in cash or Shares or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof.

CST intends to qualify each of its series as a “regulated investment company” under the Internal Revenue Code. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Trust, the Board of Trustees has have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Trustees, to enable each Series to qualify as a regulated investment company and to avoid liability of the Series for federal income tax in respect of that year.

Election of Directors/Trustees; Terms; Removal

Delaware – Election of Trustees; Terms; Removal.

Under the DE Declaration, each trustee of the Target Trust holds office for the lifetime of the Target Trust or until the trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve or if sooner than any such events, the next meeting of shareholders (or consent in lieu of a meeting) called for the purpose of electing trustees and the election and qualification of his or her successor. Under the DE Declaration, any trustee may be removed, with or without cause, by the Board of Trustees, by action of a majority of the trustees then in office, or by the vote of the shareholders at any meeting called for that purpose. Under the DE Declaration, there must be at least one trustee and no more than fifteen trustees. Trustees are elected by a plurality of votes cast at a shareholder meeting at which a quorum is present. There is no cumulative voting for the election of trustees of the Trust. The DE By-laws for the Target Trust provide a mechanism for the Board to fill vacancies.

Ohio – Election of Trustees; Terms; Removal

Under the CST Ohio Trust Instrument, each CST Trustee shall serve as a Trustee during the lifetime of the Trust and until its termination as hereinafter provided or until such Trustee sooner dies, resigns, retires or is removed. The Trustees may elect their own successors and may, consistent with the provisions of the CST Trust Instrument, appoint Trustees to fill vacancies; provided that, immediately after filling a vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Trustees shall cause to be held as promptly as possible, and in any event within the period required by the 1940 Act, a meeting of shareholders for the purpose of electing Trustees to fill any existing vacancies. Any Trustee may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Capitol Series Trust.

Standards of Care; Liability of Directors/Trustees and Officers; Indemnification

Delaware – Standards of Care.

The DE Declaration provides that any person who is or was a trustee, officer, employee or other agent of the Target Trust shall be liable to the Target Trust and its shareholders only (1) for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) for such person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties. Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of the Target Trust or its investment advisor or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act. Moreover, except in these instances, none of these persons, when acting in their designated capacity, shall be personally liable to any other person, other than the Target Trust or its shareholders, for any act, omission or obligation of the Target Trust or any trustee thereof.

Ohio – Standards of Care.

Under The CST Ohio Trust Instrument, neither shareholders nor the trustees, nor any of the Trust’s officers, will be personally liable for any claims against the Trust or any of its series in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

Delaware – Indemnification.

The DE Declaration will provide that the Target Trust shall indemnify, to the fullest extent permitted under applicable law, any of these persons who are a party to any proceeding or is threatened to be made a party to any proceedings because the person is or was an agent of the Trust. These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent does not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the conduct was unlawful. There shall nonetheless be no indemnification for a person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties.

Ohio–Indemnification.

Under Ohio law, A business may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the trust to procure a judgment in its favor, by reason of the fact that the person is or was a director, officer, employee, or agent of the trust, or is or was serving at the request of the trust as a director, trustee, officer, employee, member, manager, or agent of another trust, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney’s fees, actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the trust, except that no indemnification shall be made in respect of any of the following:

(a) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of the person’s duty to the trust unless, and only to the extent that, the court of common pleas or the court in which such action or suit was brought determines, upon application, that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

Indemnification of Shareholders. Under Section 6.3 of the CST Ohio Trust Instrument, in case any Shareholder or former Shareholder shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability; provided that, in the event the Trust shall consist of more than one Series, Shareholders of a particular Series who are faced with claims or liabilities solely by reason of their status as Shareholders of that Series shall be limited to the assets of that Series for recovery of such loss and related expenses. The rights accruing to a Shareholder under this Section 6.3 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Indemnification of Trustees, Officers, etc. Under section 6.4 of the CST Ohio Trust Instrument, subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Preemptive, Dissenter’s and Other Rights

Delaware – Preemptive, Dissenter’s and Other Rights.

The DE Declaration provides that shareholders shall have no preemptive or other right to subscribe for new or additional authorized, but unissued shares or other securities issued by the Target Trust or any series thereof. The DE Declaration also provides that no shareholder shall be entitled, as a matter of right, to relief as a dissenting shareholder in respect of any proposal or action involving the Target Trust or any series or any class thereof.

Ohio – Preemptive, Dissenter’s and Other Rights.

The CST Ohio Trust Instrument provides that shareholders have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

Amendments to Organizational Documents

Delaware – Amendments to Organizational Documents.

The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the Trust’s Board of Trustees and, to the extent required by the 1940 Act or the requirements of any securities exchange on which shares are listed for trading, by approval of the amendment by shareholders. The DE By-Laws may be amended, restated, or repealed or new by-laws may be adopted by the affirmative vote of a majority of the votes cast at a shareholders’ meeting called for that purpose where a quorum is present, or by a majority of the Trust’s Board of Trustees.

Ohio – Amendments to Organizational Documents.

All rights granted to the Shareholders under the CST Ohio Trust Instrument are granted subject to the reservation of the right to amend this Declaration of Trust, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of CST Trust Instrument (whether or not related to the rights of Shareholders) may be amended at any time so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees).

Inspection Rights

Delaware – Inspection Rights. T

he DE By-Laws provide that, upon reasonable written demand to the Trust, a shareholder may inspect certain information as to the governance and affairs of the Target Trust for any purpose reasonably related to the shareholder’s interest as a shareholder. If such information is requested by a shareholder, reasonable standards governing, without limitation, the information and documents to be furnished and the time and location (if appropriate) of furnishing them shall be established by the Board or, if the Board has not done so, by the president, any vice-president or the secretary. In addition, the DE By-Laws also authorize the Board or, in case the Board does not act, the president, any vice president or the secretary, to keep confidential from shareholders for a reasonable period of time any information that the Board or the officer reasonably believes to be in the nature of trade secrets or other information that the Board or the officer in good faith believes: (1) would not be in the best interests of the Target Trust to disclose; (2) could damage the Trust; or (3) that the Target Trust is required by law or by agreement with a third party to keep confidential.

Ohio – Inspection Rights.

The CST Ohio Trust Instrument provides that the records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of an Ohio corporation under the Ohio General Corporation Law. Under the referenced law, any shareholder of the corporation, upon written demand stating the specific purpose thereof, has the right to examine in person or by agent or attorney at any reasonable time and for any reasonable and proper purpose, the articles of the corporation, its regulations, its books and records of account, minutes, and records of shareholders aforesaid, and voting trust agreements, if any, on file with the corporation, and to make copies or extracts thereof.

Dissolution

Delaware – Dissolution.

Under the DE Declaration, ETC, or one of its series or classes, may be dissolved: (i) upon the vote of the holders of not less than a majority of the shares of the Target Trust (or series or class, as applicable) cast: (ii) at the discretion of the Board of Trustees either (A) at any time there are no shares outstanding of the Trust, or (B) upon prior written notice to the shareholders of the Trust; (iii) upon the occurrence of a dissolution or termination event pursuant to any other provision of this Declaration of Target Trust or the DSTA; or (iv) with respect to any series, upon any event that causes the dissolution of the Trust. The DE Declaration provides that Board of Trustees shall pay or make reasonable provision to pay all claims and obligations of the Target Trust and/or each series (or the particular series, as the case may be), including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust, but for which the identity of the claimant is unknown. The DE Declaration further provides that any remaining assets after dissolution of the Target Trust or series shall be distributed to the shareholders of the Target Trust or series, as applicable, ratably according to the number of shares of the Target Trust or series held of record by the shareholders on the dissolution distribution date.

Ohio – Dissolution.

Under The CST Ohio Trust Instrument, the Trust may be terminated at any time by an instrument executed by a majority of the Trustees then in office upon prior written notice to the Shareholders. Any Series or Class (and the establishment and designation thereof) may be terminated at any time by an instrument executed by a majority of the Trustees upon prior written notice to the Shareholders of that Series or Class). In the event of the liquidation or dissolution of the Trust, the Shareholders of each Series or Class that has been established and designated shall be entitled to receive, as a Series or Class, when and as declared by the Trustees, the excess of the assets belonging to that Series or Class over the liabilities belonging to that Series or Class. The assets so distributable to the Shareholders of any particular Series or Class shall be distributed among such Shareholders in proportion to the number of Shares of that Series or Class held by them and recorded on the books of the Trust. The liquidation of any particular Series or Class may be authorized by vote of a majority of the Trustees.

Derivative Actions

Delaware – Derivative Actions.

Under the Delaware Act, a shareholder may bring a derivative action if (1) the shareholder has made a pre-suit demand upon the trustees to bring the action and the trustees have refused to do so, or (2) if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction.

A shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the Trust’s DE Declaration.

Ohio – Derivative Actions.

Under The CST Ohio Trust Instrument, shareholders have the same power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders as do stockholders of an Ohio business corporation. In a derivative action brought by one or more legal or equitable owners of shares to enforce a right of a corporation, the corporation having failed to enforce a right which may properly be asserted by it, the complaint must be verified and must allege that the plaintiff was a shareholder at the time the transaction of which he complains, The complaint shall also allege with particularity the efforts, if any, made by the plaintiff to obtain the action he desires from the directors and, if necessary, from the shareholders and the reasons for his failure to obtain the action or for not making the effort. The derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of the shareholders similarly situated in enforcing the right of the corporation. The action shall not be dismissed or compromised without the approval of the court, and notice of the proposed dismissal or compromise shall be given to shareholders in such manner as the court directs.

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

HULL TACTICAL US ETF

10900 Hefner Pointe Drive, Suite 400.

Oklahoma City, Oklahoma 73120.

Dated May 17 , 2023

Acquisition of the Assets and Assumption of Liabilities of:

HULL TACTICAL US ETF

(a series of Exchange Traded Concepts Trust)

by and in Exchange for Shares of

HULL TACTICAL US ETF

(a series of Capitol Series Trust)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of the assets and assumption of the liabilities of the Hull Tactical US ETF, a series of Exchange Traded Concepts Trust (the “Target ETF”), by and in exchange for shares of EA Hull Tactical US ETF, a series of Capitol Series Trust (the “Acquiring ETF”).

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus for the Acquiring ETF dated (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the Target ETF to be held on May 26, 2023. You may request a free copy of the Proxy Statement/Prospectus without charge by calling (800) 661-3550 or by writing to Exchange Traded Concepts Trust, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9860, Providence, RI 02940-8060.

Table of Contents

Page
General Information	1
Incorporation of Documents by Reference into the SAI	1

- i -

General Information

This SAI relates specifically to the proposed reorganization of the Target ETF into the Acquiring ETF. In connection with the Special Meeting of Shareholders of the Target ETF to be held on May 26, 2023 (the “Meeting”), shareholders of the Target ETF will be asked to approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the acquisition of the assets of the Target ETF and the assumption of the liabilities of the Target ETF by the Acquiring ETF in exchange solely for shares of the Acquiring ETF, (ii) the pro-rata distribution of such shares to the shareholders of the Target ETF, and (iii) the complete liquidation and dissolution of the Target ETF (the “Reorganization”). Additional information regarding the proposed Reorganization is included in the Proxy Statement/Prospectus relating to the Meeting and in the documents, listed below, that are incorporated by reference into this SAI.

Further information about the Acquiring ETF is contained in the Acquiring ETF’s Statement of Additional Information dated, which is not yet effective and is filed herewith. Because the Acquiring ETF is newly organized for the purposes of the Reorganization, the Acquiring ETF has not published annual or semi-annual shareholder reports. The Acquiring ETF is a newly organized shell series of Capitol Series Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target ETF. The Target ETF will be the accounting and performance survivor in the Reorganization. Additionally, there are no material differences in accounting policies of the Target ETF as compared to those of the Acquiring ETF.

Supplemental Financial Information

A table showing the fees and expenses of the Target ETF and the fees and expenses of the Acquiring ETF on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Annual Operating Expense Table For Shares Of The Target ETF And Projected Fees For The Acquiring ETF After The Reorganization” of the Proxy Statement/Prospectus.

Because the Acquiring ETF has substantially similar principal investment strategies as the Target ETF, the Reorganization is not expected to result in a material change to the Target ETF’s investment portfolio due to the investment restrictions of the Acquiring ETF. Accordingly, a schedule of investments of the Target ETF modified to reflect such change is not included.

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

Target ETF

1.	Statement of Additional Information dated April 1, 2023, for Exchange Traded Concepts Trust (“ETC Trust”), with respect to the Target ETF.

2.	The audited financial statements and related report of the independent public accounting firm included in ETC Trust’s Annual Report to shareholders for the fiscal year ended November 30, 2022, with respect to the Target ETF.

3.	The unaudited financial statements included in ETC Trust’s Semi-Annual Report to shareholders for the fiscal period ended May 31, 2022, with respect to the Target ETF.

Acquiring ETF

1.	Statement of Additional Information for Capitol Series Trust dated May 17, 2023 with respect to the Acquiring ETF is included herewith.

1

Investment Company Act File No. 811-22895

Hull Tactical US ETF
Ticker Symbol: HTUS

A series of Capitol Series Trust

Listed on the NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION

May 17, 2023

This Statement of Additional Information (“SAI”) provides general information about the Hull Tactical US ETF (the “Fund”), a series of the Capitol Series Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated May 17, 2023 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. To obtain a copy of the Fund’s Prospectus, free of charge, please write the administrator at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, P.O. Box 46707, Cincinnati, Ohio 45246, or call Shareholder Services at 844-484-2484, or visit the Fund’s website at www.hulltacticalfunds.com.

DESCRIPTION OF THE TRUST AND FUND

Hull Tactical US ETF (the “Fund”) was organized as a diversified series of the Trust at a meeting of the Board of Trustees held on March 6-7, 2023. The Fund is the successor to Hull Tactical US ETF, a series of Exchange Traded Concepts Trust (the “Predecessor Fund”), which will be reorganized into the Fund on or about June 2, 2023. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). HTAA, LLC (the “Adviser” or “HTAA”) serves as investment adviser to the Fund.

The Trust Agreement permits the Trust to issue an unlimited number of shares of beneficial interest in one or more series representing interests in separate portfolios of securities. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund only offers, sells, and redeems shares on a continuous basis at NAV in large aggregations or “Creation Units.” The Fund’s shares are individually redeemable.

Under the Trust Agreement, the Board has the unrestricted right and power to alter the number of shares of the Fund that constitute a Creation Unit. Therefore, in the event of a termination of the Fund, the Board, in its sole discretion, could determine to permit the Fund’s shares to be individually redeemable. In such circumstances, the Trust might elect to pay cash redemptions to all shareholders with an “in-kind” election for shareholders owning in excess of a certain stated minimum amount.

The Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). Creation Unit transactions for the Fund are generally conducted in exchange for cash. Shares of the Fund are redeemable only in Creation Unit aggregations, and generally in exchange for cash. However, the Fund reserves the right to create or redeem its shares in exchange for a deposit or delivery of a portfolio of securities closely approximating the holdings of the Fund. Except when aggregated in Creation Units, shares are not redeemable securities.

The Fund may impose a transaction fee in connection with the purchase and redemption of its Creation Units. Such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Once “created,” the Fund’s shares trade in the secondary market at market prices that change throughout the day.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

Shares of the Fund that are approved for listing and trading on the NYSE Arca, Inc. (the “Exchange”), subject to notice of issuance, will be available for purchase and sale through a broker-dealer at market price on each day that the Exchange is open for business (“Business Day”). The market price of the Fund’s shares may trade below, at, or above the most recently calculated NAV per share of the Fund. As is the case of other publicly traded securities, your purchase or sale of Fund shares in the secondary market will be subject to brokerage commissions which will be based on negotiated commission rates at customary levels.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) if any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

In order to provide investors with a basis to gauge whether the market price (and related bid/ask spread) of individual Shares traded on an Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV (“INAV”), if applicable, is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Fund is not involved in or responsible for the calculation or dissemination of the INAV, and the Fund makes no warranty as to its accuracy. The INAV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. The Fund believes that, when purchasing Shares traded on an Exchange, placing “limit orders” rather than “market orders” may help investors avoid excessive bid/ask spreads. The INAV should not be viewed as a “real-time” update of the NAV per Share of the Fund because (i) the INAV may not be calculated in the same manner as the NAV, which is computed once a day, generally, at the end of the business day; (ii) 1 the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the INAV; (iii) unlike the calculation of NAV, the INAV does not take into account Fund expenses; and (iv) the INAV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the INAV and the market price of the Fund’s Shares. Accordingly, a shareholder purchasing Shares of the Fund at a price calculated based upon the Shares’ INAV is subject to valuation risk. If there is a mismatch between the INAV and NAV, shareholders could lose money upon redemption or could pay too much for Shares purchased.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s net asset value per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

The Fund’s investment objective, principal investment strategies and principal risks are described in the Prospectus. The Adviser selects securities for the Fund’s investment pursuant to an “active” management strategy for security selection and portfolio construction. As described more fully in the Fund’s prospectus, the Fund seeks to achieve its investment objective primarily by taking long and short positions in underlying exchange-traded funds (“Underlying ETFs”). Through its positions in Underlying ETFs, the Fund will be subject to the risks associated with such vehicles and its underlying investments.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

The investment techniques and instruments described below and in the Fund’s Prospectus may, consistent with the Fund’s investment objective and investment policies, be used by the Fund if, in the opinion of the Adviser or the Adviser, such strategies will be advantageous to the Fund. The Fund may not invest in all of the instruments and techniques described below. In addition, the Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Fund will periodically change the composition of its portfolio to best meet its investment objective. For more information about the Fund’s principal strategies and risks, please see the Fund’s Prospectus.

Unless otherwise specified, percentage limitations on investments set forth in the Prospectus and this SAI will be applied at the time of investment. Therefore, these percentages could be exceeded due to a decline in the Fund’s net asset value (“NAV”) due to fluctuations in the value of the Fund’s portfolio securities and the liquidation of portfolio securities to fulfill repurchase requests (which the Fund’s Board has, in its sole discretion, authorized) or to pay expenses.

Except for the Fund’s fundamental policies listed below, no other policy of the Fund, including its investment objective, is a fundamental policy of the Fund and may be changed by the Board without the vote of such Fund’s shareholders.

The principal and non-principal investment strategies the Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Prospectus and are incorporated herein by reference. Unless otherwise stated in the Prospectus, investment strategies and techniques are generally discretionary. This means that the Adviser may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the Fund.

In addition to the principal and non-principal investment strategies and the risks of the Fund as described in the Prospectus, the Fund may employ secondary investment practices and may be subject to additional secondary risks, which are described below. The following is a description of secondary investment strategies and secondary risks for how the Fund might evolve, not necessarily how it currently operates.

Diversification

The Fund is classified as a “diversified” investment company within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

Borrowing

While the Fund does not anticipate doing so, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may use leverage during periods when the Adviser believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the Investment Company Act of 1940 (the “1940 Act”), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities the Adviser deems appropriate as may be necessary in connection with any borrowings for extraordinary or emergency purposes, in which event such pledging may not exceed 15% of the Fund’s assets, valued at cost.

Equity Securities

The Underlying ETFs in which the Fund invests may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV per share of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. An Underlying ETF may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Certain of the equity securities in which the Fund and the Underlying ETFs may invest. including, rights and warrants, are derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying assets, reference rate, or index. Please see “Derivatives” for additional disclosure concerning such investments and their associated risks.

The Fund may invest, indirectly through Underlying ETFs, in the types of equity securities described below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Risks of Preferred Stock. The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. The market value of all securities, including preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior fixed income security with similar yield characteristics.

●	Rights A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Rights, An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Risks of Warrants. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant or right will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Risks of Convertible Securities. The value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, a convertible security’s conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable non-convertible securities and are subject to less fluctuation in value than the underlying stock since they have fixed income characteristics. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

●	Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

Risks of Master Limited Partnerships. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

DERIVATIVES

Generally. The Fund and the Underlying ETFs may engage in transactions involving derivatives including options, futures, rights, warrants, and swaps. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying assets, reference rate, or index. The Fund and the Underlying ETFs may also acquire rights/warrants issued in connection with common/preferred stock or bonds that it may hold.

Options, Futures and Other Strategies-Generally. The Fund and the Underlying ETFs may use options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”), swaps, and other derivative securities (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic money market position, for certain tax-related purposes, to close out previously established options and futures positions, to reduce volatility, to enhance income, and to gain market exposure.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  In addition to the instruments, strategies and risks described below, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new investment techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  This SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described in this SAI.

General Risks of Options, Futures and Other Strategies.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

Successful use of most Financial Instruments may depend upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which may result in the strategy being unsuccessful.

Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from the imposition of daily price fluctuation limits or trading halts.

As described below, the Fund and/or the Underlying ETFs might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires or matures.  These requirements might impair the Fund’s or the Underlying ETFs ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sells a portfolio security at a disadvantageous time.  The Fund’s or the Underlying ETFs ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund or the Underlying ETFs.

Financial Instruments may entail investment exposures that are greater than their cost would suggest, meaning that a small position in a Financial Instrument could have a large potential impact on the Fund’s performance. Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Risks of Government Regulation of Derivatives.  The U.S, Securities and Exchange Commission recently adopted Rule 18f-4 (the “Derivatives Rule”) under the Investment Company Act of 1940 (the “1940 Act”) which, following an implementation period, replaced existing SEC and staff guidance with an updated, comprehensive framework for the use of derivatives by registered investment companies, like the Fund. The Derivatives Rule became effective on February 19, 2021, with a required compliance date of August 19, 2022. To the extent the Fund uses derivatives, complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

The regulation of the use of derivatives in the United States is a changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action, and it is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap contracts, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective.  It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.  It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy.  Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments. There is also a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.  The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements.  In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.  The regulation of futures, options, and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action.  In particular, the Dodd-Frank Act has changed the way in which the U.S. financial system is supervised and regulated.  Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including Financial Instruments such as swaps.  Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives markets, granted significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and required clearing and exchange trading of many OTC derivative transactions.  The CFTC and the SEC finalized the definition of “swap” and “security-based swap.”

Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions.  Any position limits imposed on the Fund or its counterparties as a result of the Dodd-Frank Act and related rules and regulations enacted by the CFTC, the SEC and other federal regulators may impact the Fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective.  These new requirements, even if not directly applicable to the Fund, including capital requirements and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Cover.  Transactions using Financial Instruments, other than purchasing options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund and the Underlying ETFs will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with the Custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s or an Underlying ETF’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options and Futures Transactions

Options. An option contract is a bilateral agreement that permits, but does not obligate the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in the case of a put options) the writer (seller) at the exercise price on or before the expiration date of the contract. The Fund and the Underlying ETFs will only write calls on assets it holds in its portfolio (i.e., covered calls). The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund and the Underlying ETFs additional flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization.

The Underlying ETFs may close out a call or put written on an asset by purchasing a call or put, respectively, on the asset and with same exercise price and expiration date. To close out a position as purchaser of an option, the Fund may sell the option previously purchased, although it could exercise the option should it deem it advantageous to do so. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Underlying ETFs may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Underlying ETFs in which the Fund may invest may purchase and write (sell) put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. The SEC staff has indicated that a written call option on a security may be covered if a fund: (1) owns the security underlying the call until the option is exercised or expires; (2) holds an American-style call on the same security as the call written with an exercise price (a) no greater than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets designated on the Fund’s records or placed in a segregated account with the Fund’s custodian; (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated); or (4) segregates cash or other liquid assets on the Fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

All put options written by an Underlying ETF will be covered by: (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Underlying ETF’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any); or (2) holding a put option on the same security as the option written where the exercise price of the written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.

An Underlying ETF may trade put and call options on securities, securities indices and currencies, as the Underlying ETF’s investment adviser determines is appropriate in seeking the Underlying ETF’s investment objective, and except as restricted by the Underlying ETF’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, an Underlying ETF may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If an Underlying ETF is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

An Underlying ETF may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. An Underlying ETF purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Underlying ETF, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

An Underlying ETF may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Underlying ETF writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Underlying ETF will realize as profit the premium received for such option. When a call option of which the Underlying ETF is the writer is exercised, the Underlying ETF will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Underlying ETF is the writer is exercised, the Underlying ETF will be required to purchase the underlying securities at a price in excess of the market value of such securities.

An Underlying ETF may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks of Options on Commodities, Currencies and Securities.  The buyer of call and put options risk losing the entire premium paid to purchase the options. The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying asset above the exercise price. The seller (writer) of a put option assumes the risk of a theoretical unlimited decline in the market value of the underlying asset below the exercise price.

Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund or an Underlying ETF purchases an OTC option, it relies on the counterparty from whom it purchased the option to make (in the case of a call option) or take delivery of (in the case of a put option) the underlying asset upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s and the Underlying ETFs ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund or an Underlying ETF were unable to affect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Futures and Options on Futures. The Fund and the Underlying ETFs may engage in futures and options transactions.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). Underlying ETFs in which the Fund may invest may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Fund invests in futures or in Underlying ETFs that invest in futures, options on futures or other instruments subject to regulation by the CFTC, it will do so in reliance upon and in accordance with CFTC Rule 4.5. The Adviser has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5. Therefore, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, neither the Adviser nor the Adviser is deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund.

The Fund and Underlying ETFs may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When the Fund or an Underlying ETF purchases or sells a futures contract, or sells an option thereon, it is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund or Underlying ETF may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund or an Underlying ETF continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund or Underlying ETF may undertake and on the potential increase in the speculative character of the Fund or the Underlying ETF’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund or an Underlying ETF may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund or an Underlying ETF will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund or an Underlying ETF may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund or the Underlying ETF may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund or Underlying ETF may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Underlying ETF will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Underlying ETF may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Underlying ETF may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Underlying ETF will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Underlying ETF may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

Futures Risks. There are significant risks associated with the Fund and an Underlying ETF’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on an investment adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce an Underlying ETF’s exposure to price fluctuations, while others tend to increase its market exposure.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Covered Call Tax Risk. The Fund’s covered call strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders are subject to federal income tax at rates of up to 20%. The Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends received deduction for corporate shareholders. For these reasons, a significant portion of distributions received by Fund shareholders may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. You should consult your tax advisor as to the tax consequences of acquiring, owning, and disposing of shares of the Fund.

Options on Indices.  The Fund or Underlying ETF may purchase and write (sell) put and call options on indices. An index fluctuates with changes in the market values of the securities included in the index.  Options on indices operate consistent with options on a specific asset except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on changes in the value of an individual asset. If the exercise price of a call option is less than the value of the index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the exercise price and the closing price of the index, multiplied by a factor (typically $100), on the date of exercise. If the strike price of a put option exceeds the value of the index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the exercise price and the closing price of the index, multiplied by a factor (typically $100), on the exercise date. Options on indices give the holder the right to receive an amount of cash upon exercise of the option.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options that the Fund may buy or sell.

Risks of Options on Indices. If the Fund or Underlying ETF has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures Contracts and Options on Futures Contracts.  A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase of an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at an agreed-upon price (the “Settlement Price”). When the Fund or Underlying ETF writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund or Underlying ETF writes a call, it assumes a short futures position.  If the Fund or Underlying ETF writes a put, it assumes a long futures position.  When the Fund or Underlying ETF purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund or Underlying ETF realizes a gain or loss from futures contracts depends upon movements in value of the underlying asset.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.

Index Futures and Options on Index Futures.  The Fund or an Underlying Fund may invest in index futures and options on index futures. An index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying assets comprising the index is made. The Fund may purchase and sell futures contracts only for indices for which it can obtain the best price with consideration also given to liquidity.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Fund may invest in interest rate futures contracts and purchase options on interest rate futures contracts as a substitute for a comparable market position in the underlying asset or to speculate on the direction of interest rates. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund’s portfolio securities which are the subject of the transaction.

Swap Agreements. The Fund may enter into swap agreements including credit default, currency rate, equity index, interest rate, and total return swap agreements. Swap agreements are individually negotiated bilateral contracts created to gain exposure to of different types of investments or market factors. The term of swap agreement ranging from a few weeks to more than a year. For example, swap agreements may be structured to increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities or inflation rates. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.

These transactions generally do not involve the delivery of securities or other underlying assets or principal. Most swap agreements entered into by the Fund will require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Therefore, the risk of loss with respect to swaps is thus limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Risks of Swap Agreements. Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Additionally, whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to correctly predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered illiquid. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for the Fund. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Interest Rate Swaps. Interest rate swaps involve the agreement by one party to make regular payments equal to a floating rate of interest times a “notional principal amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in return for payments from the counterparty equal to a fixed rate times the same amount, for a specific period of time. Payments may be made in the same or different currencies.

Forms include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Equity Index Swaps. Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A party may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Fund’s performance will be adversely affected. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swaps. The buyer of a credit default swap makes periodic premium payments to the seller during the swap term in exchange for the seller agreeing to make certain defined payments to the buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the underlying security whose value may have significantly decreased. As a seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Credit default swap agreements may involve greater risks than if the Fund had invested in the underlying obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

Total Return Swaps. A total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based fixed or floating rate plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

Illiquid Investments

The Fund may not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the percentage of the Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid investments.

The Fund may not be able to sell illiquid investments when desired or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations and such investments may have an adverse impact on NAV.

Investments in Other Investment Companies, including Underlying ETFs

The Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act.  Pursuant to Section 12(d)(1)(A), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:  (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.   To the extent permitted by the 1940 Act or rule, regulation, no-action relief, or exemptive relief thereunder, the Fund may invest its assets in securities of investment companies in excess of the limits discussed above, subject to applicable conditions.

When the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

The Fund will invest in Underlying ETFs that are index-based, which hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index.

The Fund also may invest in Underlying ETFs that are actively managed.

The acquisition of the Fund’s shares by investment companies is subject to the same limitations of Section 12(d)(1) of the 1940 Act discussed above. Similarly, investments in excess of the limitations may be permitted by the 1940 Act or rule, regulation, no-action relief, or exemptive relief thereunder, subject to applicable conditions.

Pooled Investment Vehicles

The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, the Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold currency or commodities, such as gold or oil, or other property that is itself not a security. If the Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Certain pooled vehicles may be exchange-traded products (“ETPs”) that are not taxable as regulated investment companies (“RICs”). These non-RIC ETPs may produce non-qualifying income for purposes of the “90% Test” (as defined below), which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, this non-qualifying income may be attributed to the Fund and could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. For the fiscal years ended November 30, 2022 and November 30, 2021, the Predecessor Fund’s portfolio turnover rate was 215% and 393% respectively, of the average value of its portfolio. The variation in the Predecessor Fund’s portfolio turnover rates over the two most recently completed fiscal years is a result of the investment strategy that the Fund uses to seek to meet its investment objective.

Recent Market Circumstances

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. Government has recently reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation).

Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit” and which triggered a two-year period of negotiations on the terms of withdrawal. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, following which the terms of exit were negotiated. On January 31, 2020, the UK formally withdrew from the EU, subject to a transition period that ended on December 31, 2020. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe also has been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries, and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. The potential for wider conflict may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries affected by the invasion. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a fund from selling these investments. Any exposure that a fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the fund’s portfolio.

The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals) are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Periods of market volatility may continue to occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world. As the extent of the impact on global markets from the coronavirus pandemic is difficult to predict, the extent to which the pandemic may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the pandemic and the actions taken by authorities and other entities to contain the pandemic or treat its impact.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions, which may be deemed to be loans. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash, cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

Short Sales

The Fund intends to engage regularly in short sales transactions in which the Fund sells a security it does not own such as an Underlying ETF. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements

The Underlying ETFs in which the Fund may invest may enter into swap agreements, including, but not limited to, total return swaps, index swaps, and interest rate swaps. An Underlying ETF may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Underlying ETF will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Underlying ETF’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

An Underlying ETF’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Underlying ETF’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. An Underlying ETF bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

An Underlying ETF may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Underlying ETF the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Underlying ETF will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Underlying ETF on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Underlying ETF receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Underlying ETF will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Underlying ETF is contractually obligated to make. If a swap counterparty defaults, the Underlying ETF’s risk of loss consists of the net amount of payments the Underlying ETF is contractually entitled to receive, if any. The net amount of the excess, if any, of the Underlying ETF’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by a custodian.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the

Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Securities backed by the full faith and credit of the United States are generally considered to be among the most creditworthy investments available. While the U.S. Government continuously has honored its credit obligations, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its impact on the securities markets; however, it is very likely that default by the United States would result in losses and market prices and yields of securities supported by the full faith and credit of the U.S. Government would be adversely affected.

●	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

●	Receipts. Interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

●	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

●	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of shares.

Zero Coupon Bonds

The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”). While

zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

LENDING PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund will be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enable the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. The Fund typically will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

Risks of Securities Lending. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. Other risks in lending portfolio securities include possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

LEVERAGE

The Fund may engage in various forms of leverage. Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy equity and fixed income securities), selling short equity and fixed income securities, using derivatives and participating in other forms of direct or indirect borrowings.

Risks of Leverage. Generally, leverage creates the risk of magnified capital. Leverage may involve the creation of a liability that requires the payment of interest (or the creation of a liability that does not entail any interest costs (for instance, a futures contract). The risks of leverage include a higher volatility of the NAV of the Fund and the relatively greater effect on the NAV caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income than if the portfolio was not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the use of leverage would result in a lower rate of return than if leverage was not employed. In an extreme case, if the Fund’s investment income was not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund, as applicable, to liquidate certain of its investments at an inappropriate time.

SHORT SELLING

The Fund may engage in short selling. The Fund may use short selling to limit its exposure to a possible market decline in its portfolio investments or to take advantage of anticipated market declines of certain securities. Short selling involves selling securities, which may or may not be owned, by borrowing the securities and delivering them to a purchaser, with an obligation to return the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices.

Risks of Short Selling. To the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the losses from short sales. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short Sales “Against the Box.” Short sales of securities that the Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

CYBER SECURITY

Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT LIMITATIONS

Fundamental Limitations

The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.	Borrowing Money. The Fund will not Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

2.	Commodities. The Fund will not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

3.	Diversification. The Fund will not purchase securities of an issuer if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, including i) With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding (voting securities of any one issuer.

4.	Concentration. The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or shares of investment companies. To the extent that the Fund invests in open-end funds, ETFs, and other pooled investment vehicle, it is required “look-through” those vehicles to their underlying securities for purposes of determining whether the Fund is concentrated in a particular industry group of industries.

5.	Loans. The Fund will not make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	Real Estate. The Fund will not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7.	Senior Securities. The Fund will not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8.	Underwriting. The Fund will not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess amount above the fixed percentage will not be a violation of the policy or limitation unless the excess amount results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth above.

If the Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental Limitations

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund has the following non-fundamental policy, which may be changed without shareholder approval. Without providing 60 days’ prior notice to shareholders, the Fund may not change its policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities and instruments issued by or economically tied to U.S. issuers.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously.

The Fund’s investment objective is Non-Fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to the Fund’s shareholders.

The Fund has adopted the following Non-Fundamental investment restrictions which may be changed by the Board without the approval of the Fund’s shareholders. Any changes in the Fund’s Non-Fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness.

TRUSTEES AND OFFICERS OF THE TRUST

A.       General Information

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee as of December 31 of the year that he or she turns, age 78, death, resignation, or removal. At the invitation of the Board, a Trustee may serve as an Emeritus Trustee for no more than 2 years after December 31 of the year that he or she turns 78, subject to such terms as the Board may specify, including with respect to compensation. Officers are re-elected annually by the Board. The address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this SAI, the Trustees oversee the operations of 15 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (“Ultimus”) and a member of the board of managers of Ultimus Fund Distributors, LLC, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC, each an affiliate of Ultimus (2018 to present); (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

Interested Trustee of 33 series of the Ultimus Managers Trust (a registered management company) (April 2023 to present)

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Walter B. Grimm Birth Year: 1945 Trustee and chair Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); President, Leigh Investments, Inc. (1988 to present); and

Board member, Boys & Girls Club of Coachella (2018 to present).

None

Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.	None

Janet Smith-Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

None

Mary Madick Birth Year: 1958 Trustee Began Serving: November 2013

Principal Occupations(s): President, US Health Holdings, a division of Ascension Insurance (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

None

**	Mr. John C. Davis, Independent Trustee, passed away on September 15, 2021. The Board of the Trust, on behalf of shareholders, wishes to acknowledge the contributions of Mr. Davis and expresses their thanks and gratitude for his years of service to the Trust.**

Officers. The following table provides information regarding the Officers.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Officer Positions

Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): President, Northern Lights Compliance Services, LLC (2023 to present).

Previous Position(s): Senior Vice President, Director of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to January 2023).

Paul Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel – Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen L. Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

B. Qualifications of the Trustees

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Mr. Walter B. Grimm – Mr. Grimm has over 20 years of experience in the financial services industry, including as a trustee of other mutual funds and as the head of Client Services and Relationship Management areas for a mutual fund servicing company. He was selected to serve as a Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations. Mr. Grimm has been a Trustee since November 2013 and began serving as Chair of the Board in March 2018.

Mr. David James – Mr. James currently serves as Executive Vice President and Chief Legal and Risk Officer of Ultimus. Mr. James has over 25 years of experience in the mutual fund servicing industry. He has been a Trustee since March 2021. Before joining Ultimus in 2018, Mr. James served as the Department Head of State Street Bank and Trust Company’s Fund Administration Legal Department, a group of over 54 attorneys and paralegals that provided legal regulatory services to over 60 mutual fund complexes. Mr. James spent 15 years at State Street, and prior to that role, he worked in the legal departments for Fidelity Investments and PNC Global Investment Servicing (US), Inc. Before entering the financial services industry in 1997, Mr. James began his legal career as a trial attorney in Boston. Mr. James serves on (i) ICI’s Chief Risk Officer Committee, (ii) NICSA’s Legal and Regulatory Committee, and (iii) NICSA’s Compliance and Risk Committee. He has also served on industry panels for BoardIQ, Independent Directors Council of the ICI, NICSA, State Street, and Boston Financial Data Services. Mr. James holds law degree from Ohio Northern University Pettit College of Law

(1995). He also holds a Bachelor of Science in Political Science from East Tennessee State University (1993). He is a member of the Massachusetts and New York Bars and maintains active Ohio Corporate Counsel Status.

Ms. Lori Kaiser - Ms. Kaiser is the CEO of Kaiser Consulting, an international professional services firm that she founded in 1992, which specializes in accounting, finance, and IT consulting. She is a Certified Public Accountant and a Chartered Global Management Accountant, with over 20-years’ experience serving the needs of auto/auto-parts manufacturers and various other industries, including financial, communications, not-for-profits, mutual funds, and insurance. She advises executive management on issues of risk identification and mitigation, mergers, acquisitions, and integrations. Prior to Kaiser Consulting, Ms. Kaiser was the Chief Financial Officer at Lowestpremium.com, an online insurance aggregator enabling users to search for the lowest auto insurance rates. Earlier in her career, Ms. Kaiser served as Corporate Controller for Nationwide Communications, Inc., the media subsidiary of Nationwide Insurance Company, and she began her career in the audit practice of KPMG, LLP in Columbus, Ohio.

Ms. Kaiser has board and community service experience with a variety of organizations. She is a Board member of the Business Advisory Council at Miami University’s Farmer School of Business. Ms. Kaiser also serves on the Board of Trustees and is Chair for the Ohio Society of Certified Public Accountants. She also serves on the Board of National Church residences, the nation’s largest not-for-profit provider of affordable senior housing, and is on its Finance and Audit Committee. She also serves on the Board of Trustees for Franklin University and is also an Audit Committee member. As a member of the Executive Board of the Columbus Chamber of Commerce, she chairs its Small Business Council. She is also on the Governing Council of the AICPA. Ms. Kaiser completed a three-year term on the Board of Directors of the National Association of Women Business Owners, where she also served as Treasurer and as a member of the Executive Committee. Ms. Kaiser was selected to serve as a Trustee as a result of her board and executive level leadership experience, as well as her extensive financial, IT and risk management experience. Ms. Kaiser has been a Trustee since July 2018. Ms. Kaiser earned an MBA with honors from the University of Chicago and received a BS from Miami University, graduating cum laude. In addition, she is an adjunct professor in the MBA Program at Ohio State University Fisher School of Business. Ms. Kaiser also serves as Chair of the Trust’s Audit Committee and has been designated as an “audit committee financial expert” to the Trust’s Audit Committee, as that designation is defined by SEC rules.

Ms. Janet S. Meeks - Ms. Meeks has 43 years of experience in the healthcare and financial services industries. Ms. Meeks founded Healthcare Alignment Advisers, LLC in 2015, a consulting company located in Westerville, Ohio, that provides advice to healthcare executives with respect to, among other things, strategy development and implementation and currently serves as the Chief Executive Officer. Ms. Meeks previously served for nine years as President and Chief Operating Officer of Mount Carmel St. Ann’s Hospital (MCSA), a regional medical center located in Westerville, Ohio, and currently ranked among the Top 100 hospitals nationally. She served in executive roles for four nationally known healthcare systems, including Trinity Health and Vanderbilt University Medical Center. Before entering the healthcare sector, Ms. Meeks worked in the financial services industry for Bank of Mississippi.

As an experienced corporate director, Ms. Meeks currently serves on the Board of Directors of National Church Residences, where she also serves on the Executive Committee, the Healthcare Quality Committee and as Chairperson of the Affordable Housing Subsidiary Committee, which oversees 300 properties nationally. Ms. Meeks also serves on the Advisory Board of LeaderStat, a national healthcare staffing, consulting and executive search organization. She has also served on the Governance Committee and Human Resources/Executive Compensation Committee of that organization. Ms. Meeks has served as a faculty member of the AHA Society for Healthcare Planning and Marketing National Conferences, the Healthcare Strategy Institute National Conferences, and as an Instructor for the University of Mississippi School of Business Administration. Ms. Meeks has published extensively and is an accomplished national speaker. Ms. Meeks was selected to serve as a Trustee as a result of her board and executive level leadership experience and her extensive financial industry, marketing, and strategy expertise. Ms. Meeks has been a Trustee since July 2018 and serves as Chair of the Valuation Committee. Ms. Meeks is a two-time graduate of the University of Mississippi, where she received an undergraduate degree in banking and finance and an MBA in finance.

Ms. Mary Madick – Ms. Madick has over 25 years of experience in customer service, processing operations, and systems implementation experience both in the managed care and financial services arenas. Prior to work in the managed care arena, Ms. Madick served as the Vice President in charge of Business Applications for a large mutual fund company and as a Senior Vice President of Transfer Agency Operations for a mutual fund services provider. She was selected to serve as a Trustee of the Trust based primarily on her significant corporate experience as well as her operational knowledge of mutual fund operations. Ms. Madick has been a Trustee since November 2013. Ms. Madick also serves as Chair of the Nominating Committee.

C.       Risk Management

The overall management and affairs of the Trust are supervised by the Board. The Board consists of five individuals. The Trustees are fiduciaries and are governed by the laws of the State of Ohio in this regard. The Board establishes policies for the operation of the Trust and appoints the officers who conduct the daily business of the Trust. The Board provides oversight over the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various officers and service providers to the Trust and its individual series, such as the Adviser, Distributor, administrator, custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, administrator, custodian, and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In all cases, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Independent Trustees – Mr. Walter Grimm, Ms. Lori Kaiser, Ms. Janet S. Meeks, and Ms. Mary Madick – and one Interested Trustee – Mr. David James. Accordingly, four-fifths of the members of the Board are Independent Trustees and are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series. The Board has established three standing committees, an Audit Committee, a Nominating Committee, and a Valuation Committee, which are discussed in greater detail below. Each of the Audit Committee and Nominating Committee is comprised entirely of Independent Trustees. The Valuation Committee is comprised of all of the Trustees of the Trust, including the Independent Trustees, plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members.

As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Nominating Committee and the Valuation Committee as described below:

●	The Audit Committee consists of all of the Independent Trustees. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board.

●	The Nominating Committee consists of all of the Independent Trustees. The Nominating Committee is responsible for identifying and nominating Trustee candidates to the full Board. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Trust.

●	The Valuation Committee consists of all of the Trustees plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members. The Valuation Committee is responsible for reviewing or approving fair valuation determinations pursuant to the Trust’s Portfolio Valuation Procedures. As part of its function, the Valuation Committee considers all fair value pricing methodologies proposed by the Valuation Designees and approves such methodologies, and any amendments thereto.

The Trust’s Audit Committee generally meets at least quarterly. The Audit Committee reviews reports provided by administrative service providers, legal counsel, and independent accountants. The Nominating Committee and Valuation Committee meet as needed. The Committees report directly to the Board. For the fiscal year ended October 31, 2022, the Audit Committee met six times, none of which involved matters relating to the Fund. For the fiscal year ended October 31, 2022, the Nominating Committee did not meet and the Valuation Committee met four times. The inclusion of all Independent Trustees as members of the Audit Committee, Nominating Committee and Valuation Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO reports to the Board at least quarterly any material compliance items that have arisen, and on an annual basis provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;

●	Assess how Trust personnel monitor and evaluate risks;

●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

●	Consider feedback from and provide feedback regarding critical risk issues to administrative and advisory personnel responsible for implementing risk management programs; and

●	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet on a quarterly basis, typically for 1-2 days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees may participate in teleconferences to review and discuss 15(c) materials, and to interview advisers and sub-advisers whose contracts are up for renewal at the next regularly scheduled Board meeting. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

●	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

●	Code of Ethics review

●	NAV Errors, if any

●	Distributor Compliance Reports

●	Timeliness of SEC Filings

●	Dividends and other Distributions

●	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

●	Review of 12b-1 Payments

●	Multiple Class Expense Reports

●	Anti-Money Laundering/Customer Identification Reports

●	Administrator and CCO Compliance Reports

●	Market Timing Reports

From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings to discuss various topics.

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Nominating Committee will make efforts to identify and solicit qualified minorities and women.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; and the distribution arrangements of the funds. At least annually, the Trustees conducts an assessment of the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

D.       Trustee Ownership of Shares of the Fund and of the Fund Complex

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2022.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Series Within the Trust(1)
Interested Trustee
David James	None	$1 - $10,000
Independent Trustees
Walter B. Grimm	None	$50,001 - $100,000
Lori Kaiser	None	None
Janet Smith Meeks	None	None
Mary M. Morrow	None	None

(1)	The Trust currently consists of 15 series.

Set forth below is the annual compensation paid to the Independent Trustees and by the Trust on an aggregate basis. No Interested Trustee or officer receives compensation from the Trust although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed. Trustees’ fees and Trustee and officer reimbursable travel expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the Funds in such manner as the Trustees determine to be fair and equitable. None of the Trustees receive pension or retirement benefits for his or her services to the Trust.

Trustee	Compensation from the Fund	Total Compensation From Trust
Interested Trustee
David James	None	None
Independent Trustees
Walter B. Grimm*	$0	$49,500
Lori Kaiser*	$0	$49,500
Janet Smith-Meeks*	$0	$49,500
Mary Madick*	$0	$49,500

*	Annual compensation for 2022. As the Fund commenced operations in 2023, no compensation was paid by the Fund to the Trustees in 2022.

SERVICE PROVIDERS

INVESTMENT ADVISORY SERVICES

Investment Adviser

HTAA, LLC, (the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. Subject to the supervision of the Trustees of the Trust, the Adviser manages the investment and reinvestment of the Fund’s assets. The Adviser is controlled by Hull Investments LLC and Marson B. Hull. Marson B. Hull has ownership in both Hull Investments and HTAA, LLC through his trust, The M. Blair Hull, Jr. Trust Dated December 8, 1988. The Trust has a 54% majority ownership in Hull Investments, which has a majority ownership in HTAA Holdings, LLC. HTAA Holdings, LLC is the parent company of HTAA, LLC. The Adviser’s address 141 West Jackson Boulevard, Suite 1650, Chicago, Illinois 60604.

Under the investment advisory agreement between the Trust and the Adviser (“Investment Advisory Agreement”), the Adviser, at its expense, furnishes a continuous investment program for the Fund and makes investment decisions on its behalf, all subject to such policies as the Trustees may determine. Investment decisions are subject to the provisions of the Trust Agreement and By-Laws, and the 1940 Act. In addition, the Adviser makes decisions consistent with the Fund’s investment objectives, policies, and restrictions as set forth in the Prospectus and this SAI, and such policies and instructions as the Trustees may, from time to time, establish. Under the Investment Advisory Agreement, the Adviser may delegate to another investment adviser the responsibility of investing the Fund’s assets subject to the supervision of the Adviser and the Board. The delegation of investment advisory services to another investment adviser does not relieve the Adviser from any duty or liability it would otherwise have under the Investment Advisory Agreement.

The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability for any error of judgment, or mistake of law, or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of the Adviser.

The Investment Advisory Agreement may be terminated without penalty with respect to the Fund at any time by the vote of the Trustees or by the shareholders of that Fund upon 60 days’ written notice, or by the Adviser on 90 days’ written notice. The Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s). The Investment Advisory Agreement also terminates without payment of any penalty in the event of its assignment.

The Investment Advisory Agreement provides for an initial term of two years. Thereafter, the Investment Advisory Agreement shall continue from year to year so long as such continuance is approved at least annually with respect to the Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a vote of the majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

For its services, the Adviser is paid a fee by the Trust, which fee is calculated daily and paid quarterly, at an annual rate of 0.91% of the Fund’s average daily net assets.

Pursuant to the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund, and subject to the general supervision of the Board, the Adviser has also agreed to pay all other regular and recurring expenses of the Fund such the costs of various third-party services required by the Fund, including administration, certain custody, audit, legal, transfer agency, and printing costs (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses) so that total annual fund operating expense remain at 0.95% of the Fund’s average daily net assets.  The Fund bears other fees and expenses that are not covered by the Investment Advisory Agreement, which may vary and will affect the total expense ratio of the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

Because the Fund had not commenced operations in the Trust as the effective date of this SAI, the Adviser has not yet collected any fees for its services to the Fund.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGER

Other Accounts Under Management

Petra Bakosova serves as the Fund’s portfolio manager. This section includes information about the portfolio manager, including information about other accounts the portfolio manager manages, the portfolio manager’s compensation, and the dollar range of shares of the Fund owned by the portfolio manager.

Unless otherwise noted, the following information about the Fund’s portfolio manager is provided as of May 1, 2023 and no “Other Account” described below has an advisory fee that is based on the performance of that account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ms. Petra Bakosova	0	$0	0	$0	0	$0

Ownership of Fund Shares

 As of May 1, 2023, the portfolio manager’s beneficially owned shares of the Fund as summarized in the following table:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of May 1, 2023
Ms. Petra Bakosova	None

Compensation

Ms. Bakosova is compensated by the Adviser and does not receive any compensation directly from the Fund. Her compensation is not directly related to the performance of the underlying assets of the Fund.

Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a portfolio manager spends on a single portfolio, the Adviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for portfolio managers to devote more attention to those accounts that pay high advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and compliance with its applicable Code of Ethics. Finally, the Adviser has structured its portfolio managers’ compensation in a manner, and the Trust has adopted policies and procedures reasonably designed, to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

OTHER SERVICE PROVIDERS

Administrator and Fund Accountant

Ultimus Fund Solutions, LLC (“Ultimus”) is the administrator and fund accountant for the Fund pursuant to a Master Services Agreement. As compensation for the foregoing services, Ultimus receives a fee, accrued daily, and paid monthly by the Adviser from the management fee. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Custodian and Transfer Agent

Brown Brothers Harriman & Co. (“BBH” or “Custodian”) is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. BBH also serves as the Fund’s Transfer Agent. BBH is located at 50 Post Office Square, Boston, MA 02110. The fees paid to BBH in connection with these services are paid by the Adviser.

Compliance Consulting

Under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”) provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Adviser pays NLCS a base fee per annum, plus an asset-based fee computed at an annual rate. In addition, the Adviser reimburses NLCS for its reasonable out-of-pocket expenses relating to these compliance services. NLCS’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. Martin Dean currently serves as the Trust’s Chief Compliance Officer.

Distributor

Northern Lights Distributors, LLC (the “Distributor”) is the distributor of the Fund’s shares. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.” The Distributor’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Aggregations

Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants of the Depository Trust Company (the “DTC”) (as defined in “DTC Acts as Securities Depository” below).

Securities Lending

The Fund may be authorized to lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions, but the Fund is not currently authorized to do so. Since the Fund does not currently lend securities, it does not have any securities lending income, fees, or compensation to report.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the Fund’s annual financial statements.

Legal Counsel

Practus, LLP is counsel to the Trust and will pass upon the legality of the shares offered hereby.

Supplemental Payments to Financial Intermediaries

Financial intermediaries that promote the sale of Fund shares may be paid fees out of the assets of the Distributor, the Adviser and their affiliates (but not out of Fund assets).

Financial intermediaries who solicit the sale of Fund shares may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, these financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Fund shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

From time to time, the Distributor, the Adviser, and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Fund shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Adviser, and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor, the Adviser, and their affiliates also may hold or sponsor, at their expense, sales events, conferences, and programs for employees or associated persons of financial intermediaries in order to facilitate the sale of Fund shares and may pay the travel and lodging expenses of attendees. The Distributor, the Adviser, and their affiliates also may provide, at their expense, meals, and entertainment in conjunction with meetings with these financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

CODES OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at www.sec.gov.

VOTING PROXIES OF FUND PORTFOLIO SECURITIES

The Trust and the Adviser have each adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Fund’s Board, the Fund has delegated to the Adviser the authority to vote all proxies relating to the Fund’s portfolio securities. In each case, proxies will be voted in accordance with the Adviser’s proxy voting policy, subject to the supervision of the Board. The Adviser has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest.

The policies and procedures used by the Adviser to determine how to vote certain proxies relating to portfolio securities are set forth in Appendix B to this SAI. For a complete copy of the Adviser’s proxy voting policies and procedures, as well as any separate guidelines it uses, please refer to www.hulltacticalfunds.com.

Proxy Voting Report

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available: (1) without charge, upon request, by calling 844-484-2484 toll free; and (2) on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings.

The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet websites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the NSCC. Consistent with this policy, the Fund may make available through the facilities of the NSCC or through posting on www.hulltacticalfunds.com prior to the opening of trading on each Business Day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e., Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e., Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, the “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.hulltacticalfunds.com after the close of markets in the U.S.

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the Trust’s exemptive relief, agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No consideration may be received by the Fund, the Adviser, or any other person in connection with the disclosure of portfolio information.

No person is authorized to disclose any of the Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board exercises oversight of the disclosure of Fund portfolio holdings by: (1) overseeing the implementation and enforcement of the policy, the Trust’s Code of Ethics and other relevant policies and procedures of the Trust and its service providers by the CCO; (2) considering reports and recommendations by the CCO concerning material compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) considering proposed amendments to this policy. The Board also receives and reviews periodically and at least annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

SHAREHOLDER RIGHTS

All shareholders are entitled to one vote for each Fund share held on the record date for any action requiring a vote by the shareholders. Shareholders of the Trust will vote in the aggregate and not by Fund except as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund.

Each share of the Fund represents a pro rata interest in the assets of the Fund. Fund shares have no preemptive, exchange, subscription or conversion rights and there are no restrictions on the transfer of Fund shares. Each Fund share participates pro rata in all dividends and distributions of the Fund and in the net distributable assets upon liquidation.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (1) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (2) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Under the Trust Agreement, the Trustees have the power to liquidate any Fund without shareholder approval. While the Trustees have no present intent to exercise this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

The rights of shareholders cannot be modified without a majority vote of the shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

While changes to the Fund’s investment portfolio will generally be implemented through the issuance and redemption of the Fund’s Creation Units in exchange for a Creation Basket, there may be occasions wherein the Adviser will purchase or sell securities directly on behalf of the Fund. To the extent that the Fund issues or redeems Creation Units partly or solely for cash, the Adviser may have to execute portfolio transactions on behalf of the Fund.

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, and in most cases, exact dollar values for those services are not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. To the extent that the Adviser engages in brokerage transactions with a broker-dealer that is an affiliated person, it will do so in accordance with applicable law. The Adviser’s use of an affiliated broker-dealer creates a potential conflict of interest to favor an affiliate. The Adviser’s brokerage allocation process and best execution reviews seek to identify and address potential conflicts of interest.

Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; (2) cause clients to engage in more securities transactions than would otherwise be optimal; and (3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Adviser does not currently use the Fund’s assets for, or participate in, any third party soft dollar arrangements, although they may do so in the future. However, they may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research.

The Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

For the fiscal years ended November 30, 2020, 2021, and 2022, the Predecessor Fund paid $6,900, $11,447, and $7,545, respectively, in aggregate brokerage commissions on portfolio transactions.

Directed Brokerage. For the fiscal year ended November 30, 2022, the Predecessor Fund did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those members who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

For the fiscal years ended November 30, 2020, 2021, and 2022, the Predecessor Fund did not pay brokerage commissions to affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Fund’s shares.

As of November 30, 2022, the Predecessor Fund did not hold any securities of its “regular brokers and dealers.”

BOOK ENTRY ONLY SYSTEM

The information below supplements disclosure in the Prospectus regarding the book entry system. This information should be read in conjunction with the disclosure included in the Prospectus.

DTC acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Generally, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchange and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of the Fund’s shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in the Fund’s shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of the Fund’s shares. The Trust recognizes DTC or its nominee as the record owner of the Fund’s shares for all purposes. Beneficial Owners of the Fund’s shares are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of the Fund’s shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is affected as follows. DTC will make available to the Trust upon request and for a fee a listing of the Fund’s shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding the Fund’s shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of the Fund’s shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of the Fund’s shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to any Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of the Fund’s shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of May 1, 2023, the Fund had not yet commenced operations, therefore no persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act) own any outstanding shares of the Fund. The Fund is the successor to Hull Tactical US ETF, a series of Exchange Traded Concepts Trust (the “Predecessor Fund”), which is expected to be reorganized into the Fund on or about June 2, 2023. The following persons or “groups” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) are DTC members reflecting ownership of 5% or more of the Predecessor Fund’s outstanding shares as of May 1, 2023:

Name & Address	Percentage of Fund	Type of Ownership
UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, New Jersey, 07086	47%	Record
National Financial Services LLC 245 Summer Street, Mail Zone L10C Boston, Massachusetts, 02210	14%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California, 94105	7%	Record
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, Nebraska, 68154	8%	Record
Goldman Sachs & Co. LLC 200 West Street New York, NY, 10282	5%	Record

As of May 1, 2023, the Trustees and Officers of the Trust as a group did not own any shares of the Fund.

PURCHASE AND REDEMPTION OF CREATION UNITS

PURCHASE (CREATION). The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), of an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of a cash payment. However, the Fund reserves the right to accept as consideration for the purchase of a Creation Unit either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s portfolio and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of the Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Adviser to the Fund with a view to the investment objectives of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. The Trust also reserves the right to offer an “all cash” option for creations of Creation Units for the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 3:00 p.m., Eastern Time, an hour earlier than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) (“Closing Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to 3:00 p.m., Eastern Time, on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process, should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING THE CLEARING PROCESS. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE THE CLEARING PROCESS. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the

Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m., Eastern Time on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 p.m., Eastern Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee*
Hull Tactical US ETF	$500

*	To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s

CNS; and (ii) $15 per security for “inkind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the Creation Transaction Fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the “Fund Securities” that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

CASH REDEMPTION AMOUNT. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced by the Administrator on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee”. In the event that the Fund Securities have a value greater than the NAV of the shares of the Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

PLACEMENT OF REDEMPTION ORDER USING CLEARING PROCESS. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 3:00 p.m., Eastern Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within three Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date, but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for the Fund.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee*
Hull Tactical US ETF	$500

*	To the extent a Creation Unit consists of more than 100 securities, an additional Redemption Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “inkind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the Redemption Transaction Fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the Total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. Futures contracts will be valued at the settlement or closing price determined by the applicable exchange. Cash Instruments may be valued at market values, as furnished by recognized dealers in such securities or assets. Cash Instruments also may be valued on the basis of information furnished by an independent pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Shares of money market mutual funds held by the Fund will be valued at their respective NAVs.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Fair Value Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Fair Value Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices). In these cases, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of the Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends by the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Federal Income Taxes

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an individual retirement account (“IRA”), 401(k) or other tax-advantaged account. Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company Status. The Fund has elected and intends to continue to qualify each year to be treated as a RIC under the Internal Revenue Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Internal Revenue Code, the Fund must distribute annually to its shareholders at least an amount equal to the sum of 90% of the Fund’s net investment company taxable income for such year (including, for this purpose, dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends paid deduction, and at least 90% of its net tax-exempt interest income for such year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. One of these additional requirements for RIC qualification is that the Fund must receive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”). The Fund expects to invest in certain Underlying ETFs and underlying mutual funds (collectively, “Underlying Funds”), some of which will have qualified and will intend to continue to qualify for treatment each year as a RIC.

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate income tax rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders.

In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

Notwithstanding the Distribution Requirement described above, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year and 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry forward a net capital loss indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. The Fund may invest in Underlying Funds with capital loss carryforwards. Underlying Funds with net capital losses may also carry forward those net capital losses indefinitely. Generally, neither the Fund nor any Underlying Fund may carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Internal Revenue Code.

The Fund will not be able to offset gains distributed by any Underlying Fund in which it invests against losses incurred by another Underlying Fund in which it invests because the Underlying Funds cannot distribute losses. The Fund’s sales of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could cause the Fund to recognize taxable gains or losses. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on sales of shares in the Underlying Funds may be deferred. Short-term capital gains earned by an Underlying Fund will be treated as ordinary dividends when distributed to the Fund and therefore may not be offset by any short-term capital losses incurred by the Fund. Thus, the Fund’s short-term capital losses may instead offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individual and certain other non-corporate shareholders. As a result of these factors, the use of the fund of funds structure by the Fund could adversely affect the amount, timing and character of distributions to its shareholders.

Net capital gain distributions by an Underlying Fund will be treated as long-term capital gain, even if the Fund has held shares of the Underlying Fund for less than one year. If not disallowed under the wash sale rules (described below), any loss incurred by the Fund on the sale of such Underlying Fund shares that have a tax holding period of six months or less will be treated as long-term capital loss to the extent of the gain distribution received on the shares disposed of by the Fund.

Taxation of Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income (as discussed below), whether you take them in cash or in additional shares.

Subject to certain limitations and requirements, dividends reported by the Fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are (i) paid from dividends received by the Fund from Underlying Funds that themselves received such income as dividends on common and preferred stock of U.S. corporations or on stock of certain eligible foreign corporations, and (ii) reported as such by the Underlying Funds, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If the Fund invests directly in stock of U.S. corporations other than Underlying Funds or in stock of certain eligible foreign corporations, dividends the Fund receives on those investments may also be reported by the Fund as qualified dividend income. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such ETF or underlying fund. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gains distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

Certain dividends received by the Fund from an Underlying Fund and attributable to the Underlying Fund’s dividend income from stock of U.S. corporations (generally, dividends received by an Underlying Fund in respect of any share of stock (1) as to which the Underlying Fund has met certain holding period requirements and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Underlying Fund may be eligible for the dividends-received deduction generally available to corporate shareholders under the Internal Revenue Code, provided such dividends are also appropriately so reported as eligible for the dividends-received deduction by the Fund. Capital gain distributions distributed to the Fund from Underlying Funds and capital gain dividends distributed to an Underlying Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to Fund shareholders. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If the Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares of the Fund on which the distribution was received are sold. After a shareholder’s basis in the shares of the Fund has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

The Fund’s shareholders will be notified annually by the Fund (or their broker) as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

Sales, Exchanges, or Redemptions. A sale of shares by a shareholder or redemption of Creation Units by an Authorized Participant in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares have been held for more than 12 months, and short-term capital gain or loss if the shares are held for 12 months or less. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service (“IRS”), however, may assert that an Authorized Participant may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the holder’s circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year and were held as capital assets in the hands of the exchanging Authorized Participant. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (including capital gain distributions and capital gains realized on the sale of shares of the Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

Taxation of Fund and Underlying Fund Investments. Certain of the Fund’s and Underlying Funds’ investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund or Underlying Funds (i.e., may affect the Fund’s and an Underlying Fund’s ability to qualify as a RIC, affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or Underlying Funds and defer losses and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund or Underlying Funds to mark to market certain types of positions in their portfolios (e.g., treat them as if they were closed out) which may cause the Fund or Underlying Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC Distribution Requirement for avoiding income and excise taxes. Accordingly, in order to avoid certain income and excise taxes, the Fund or Underlying Funds may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

Certain investments by the Fund, such as certain ETPs, commodity-linked instruments and certain over-the-counter derivatives, do not produce qualifying income for purposes of the “90% Test” described above, which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. In addition, the determination of the value and the identity of the issuer of certain derivative investments are often unclear for purposes of the “Asset Test” described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the nonqualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the “Asset Test” with respect to such derivatives.

The Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options subject to section 1256 of the Code (“Section 1256 Contracts”) in addition to the gains and losses actually realized with respect to Section 1256 Contracts during the year. Gain or loss from Section 1256 Contracts will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio, (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

Offsetting positions held by the Fund involving certain derivative instruments, such as options, forwards, and futures, as well as its long and short positions in portfolio securities, may be considered to constitute “straddles” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain and potentially affecting the ability of a dividend received by a taxpayer to qualify for treatment as qualified dividend income or be eligible for the dividends received deduction); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by the Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with the dealer’s activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss. In addition, the straddle rules could cause distributions from the Fund that would otherwise constitute “qualified dividend income” or qualify for the dividends received deduction to fail to satisfy the applicable holding period requirements.

To the extent the Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the Fund for writing such options is likely to be entirely short-term capital gain to the Fund. In addition, if such an option is closed by the Fund, any gain or loss realized by the Fund as a result of closing the transaction will also generally be short-term capital gain or loss. If such an option is exercised any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will generally be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

In general, for purposes of the 90% Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Internal Revenue Code section 7704(d), and (iii) that generally derives less than 90% of its income from the same sources as described in the 90% Test will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund may invest in certain pooled investment vehicles which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the 90% Test, but the Fund’s investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Fund will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the 90% and Asset Tests. pooled investment vehicles and other partnerships that the Fund may invest in will deliver Schedule K-1s to the Fund to report its share of income, gains, losses, deductions and credits of the pooled investment vehicle or other partnership. These Schedule K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Internal Revenue Code is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership” as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A RIC, such as the Fund, is not permitted to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in a RIC that invests in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

If the Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

Foreign Investments. The Fund or an Underlying Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund cannot guarantee that the Underlying Funds will satisfy the requirements for passing through to their shareholders (including the Fund) any share of foreign taxes paid by such Underlying Funds, with the result that the shareholders of the Fund may not be required to include such taxes in their respective gross incomes and therefore will not be entitled to any tax deductions or credits for such taxes on their own returns.

If more than 50 percent of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, then the Fund will be eligible to and intends to file and election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, the Fund (or financial intermediaries, such as brokers, through which a shareholder holds shares) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Internal Revenue Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign tax credits, if any, received by the Fund as a result of an investment in an Underlying Fund taxable as a RIC will not be passed through to you will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a “qualified fund of funds” under the Internal Revenue Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Backup Withholding. The Fund (or financial intermediaries, such as brokers, through which a shareholder holds shares) will be required in certain cases to withhold (as “backup withholding”) at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of dividends paid to any shareholder who: (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to backup withholding; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Foreign Shareholders. Any foreign shareholders in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), a U.S. withholding tax of 30% will apply to payments to certain foreign entities of U.S.-source interest and dividends unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Fund will not pay additional amounts in respect to any amounts withheld. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of the Fund’s common shares.

A beneficial holder of shares of the Fund who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example, shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares of the Fund acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account. State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of foreign, federal, state, and local taxes.

FINANCIAL STATEMENTS

The Predecessor Fund’s audited financial statements for the fiscal year ended November 30, 2022, including the report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, are included in the Fund’s annual report and are incorporated by reference into this SAI. The Predecessor Fund’s Annual Report to shareholders for the fiscal year ended November 30, 2022, has been previously sent to shareholders of the Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the SEC. You can obtain a copy of the Annual Report without charge by calling Shareholder Services at 844-484-2484 or upon written request to:

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

APPENDIX A

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings Group Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “b” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa - Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.

A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A-1

APPENDIX B

HTAA, LLC

PROXY VOTING POLICY AND PROCEDURES

PROXY VOTING

A public company’s shareholders typically have the right to vote on various corporate issues. Clients typically delegate to an adviser the authority to vote proxies for shares they own. Under the Advisers Act, an adviser has a duty of care and loyalty with respect to all services undertaken for clients, including proxy voting.

Rule 206(4)-6 under the Advisers Act requires that an adviser must vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires an adviser to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, and (ii) to disclose to clients how they may obtain information on how the adviser voted. In addition, Rule 204-2 requires the adviser to keep records of proxy voting and client requests for information.

The Board of Trustees of the Funds has appointed and granted HTAA the authority to vote proxies for the securities in the Funds. The Adviser will vote proxies for securities held in a client’s account, using the following procedures to comply with the Advisers Act.

1.       Proxy Voting Policy and Procedures and Proxy Voting Guidelines – The Adviser generally votes proxies for securities the Adviser has selected that are held in client accounts, unless the client has directed the Adviser to send proxies to the client or another person. The Adviser has adopted Proxy Voting Policy and Procedures and Proxy Voting Guidelines and all proxies will be voted in accordance with such guidelines, which are included in this Manual as Appendix V. Employees are expected to refer to these procedures when dealing with proxy voting issues.

2.       Third Party Proxy Voting Service – The Adviser may retain an outside proxy voting service to make recommendations on proxy voting matters and to assist the Adviser in developing proxy-voting guidelines. However, the Adviser will not delegate its proxy voting responsibility to an outside service.

3.       New Accounts – When the Adviser receives a new client account (or is instructed by an existing client to commence voting proxies), the Adviser instructs the client’s custodian to send and deliver all proxies and proxy related materials directly to the proxy vendor. The proxy vendor provides a proxy voting service utilized by the Adviser to assist the Adviser in the voting of proxies, and to accept votes on the Adviser’s behalf.

4.       Contrary Voting Recommendations – In accordance with the Adviser’s Proxy Voting Policy and Procedures, the CEO or designee may submit voting recommendations that are contrary to the Adviser Proxy Voting Guidelines or vote recommendation received from the proxy vendor. In such instances, the Management Committee will review the recommendation in order to determine whether the CEO or designee’s voting rationale appears reasonable and in the best interest of clients. If the Management Committee does not agree that the CEO or designee’s rationale is reasonable and in the best interests of clients, the Adviser will vote the proxy and document the reason(s) for the decision. The Adviser shall consider such other matters as may be brought before it for review and action.

HTAA, LLC

Proxy Voting Policy and Procedures

Proxy Voting Policy

HTAA, LLC (“HTAA” or the “Adviser”) votes proxies for the securities in the Funds it manages and votes proxies for securities held in a client’s account using the following guidelines to comply with Rule 206(4)-6 under the Advisers Act. Specifically, Rule 206(4)-6 requires that the Adviser:

●	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

●	Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

●	Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

A.	Objective

Where the Adviser is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, the Adviser generally votes in accordance with the recommendations of the proxy vendor (see discussion below) on these issues, although, on occasion the Adviser abstains from voting on these issues.

When making proxy-voting decisions, the Adviser generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by the Adviser. The Guidelines, which have been developed with reference to the positions of the proxy vendor, set forth the Adviser’s positions on recurring issues and criteria for addressing non-recurring issues and incorporates many of proxy vendor’s standard operating policies.

B.	Accounts for Which the Adviser Has Proxy Voting Responsibility

The Adviser generally is responsible for voting proxies with respect to securities selected by the Adviser and held in client accounts. The Adviser’s form of Investment Advisory Agreement provides clients with an alternative as to whether the client or the Adviser will be responsible for proxy voting. However, the Adviser does not vote proxies for securities not selected by the Adviser but that are nevertheless held in a client account or where the Adviser otherwise is not vested with discretionary authority over securities held in a client account.

C.	Adherence to Client Proxy Voting Policies

Although clients do not always have proxy-voting policies, if a client has such a policy and instructs the Adviser to follow it, the Adviser is required to comply with it except in any instance in which doing so would be contrary to the economic interests of the client or otherwise imprudent or unlawful.

The Adviser must, to the extent possible, comply with each client’s proxy voting policy. If such policies conflict, the Adviser may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account, for example (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of the Adviser’s clients and the interests of the Adviser and its employees. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

●	proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with the Adviser;[12]

●	a proponent of a proxy proposal has a business relationship with the Adviser; or

●	the Adviser has business relationships with participants in proxy contests, corporate directors or director candidates.

The Adviser’s Management Committee is primarily responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Any person with knowledge of a personal conflict of interest relating to a particular matter shall disclose that conflict to the Chief Compliance Officer and may be required to recuse him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Management Committee for resolution. Application of the Guidelines or voting in accordance with the proxy vendor vote recommendation should, in most cases, adequately address any possible conflicts of interest.

E.	Special Issues with Voting Foreign Proxies

Although the Adviser has arrangements with the proxy vendor, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

●	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

●	To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. The Adviser may refrain from voting shares of foreign stocks subject to blocking restrictions where, in the

[12]	For this purpose, Adviser generally will consider as “non-routine” any matter listed in New York Stock Exchange Rule 452.11, relating to when a member adviser may not vote a proxy without instructions from its customer (for example, contested matters are deemed non-routine).

Adviser’s judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

●	Often it is difficult to ascertain the date of a shareholder meeting because certain countries, such as France, do not require companies to publish announcements in any official stock exchange publication.

●	Time frames between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

●	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

●	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

●	Lack of a “proxy voting service” by custodians in certain countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), the Adviser may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

F.	Reports

Clients may obtain information from the Adviser about how we voted proxies with respect to their securities. If requested, the Adviser provides clients with periodic reports on the Adviser’s proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the client’s reasonably request.

G.	Operational Procedures

The Adviser’s Chief Executive Officer (“CEO”)is responsible for administering the proxy voting process as set forth in these procedures. The CEO or designee works with the proxy vendor, the proxy voting service, and is responsible for ensuring that meeting notices are reviewed. The CEO or designee will process proxies of a routine nature in accordance with the Adviser’s Proxy Voting Guidelines when the vote recommendation from the proxy vendor and company management are in agreement on how the proposal should be voted. A response or feedback from the CEO or designee will be provided in writing when proposals are not covered by the Guidelines, the proxy vendor recommends a vote contrary to company management, or the Guidelines are unclear on how a proxy should be voted. A response from the CEO or designee is required to be in writing and will be maintained by the Adviser. The CEO or designee is responsible for the actual submission of the proxies in a timely fashion.

The CEO or designee may submit a proxy recommendation that is contrary to the Guidelines or the proxy vendor vote recommendation if he determines that it is in the best interest of clients. If the CEO or designee submits voting recommendations that are inconsistent with the Guidelines or the proxy vendor vote recommendations, then the CEO or designee is required to document the rationale for his recommendation. The Management Committee will review the recommendation in order to determine whether the CEO or designee’s voting rationale appears reasonable and in the best interests of clients. If the Management Committee does not agree that the CEO or designee’s rationale is reasonable and in the best interests of clients, the Management Committee will vote the proxy and document the reason(s) for its decision. The Adviser is responsible for maintaining the documentation provided by the CEO or designee and the Management Committee and assuring that it adequately reflects the basis for any recommendation or vote that is cast in opposition to the Guidelines or proxy vendor vote recommendation.

H.	Securities Subject to Lending Arrangements

For various legal or administrative reasons, the Adviser, customarily and typically does not, and is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. The Adviser will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, the Adviser may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in the Adviser’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V08862-S64102	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		For	Against	Abstain

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) between Exchange Traded Concepts Trust, on behalf of the Hull Tactical US ETF (the “Target ETF”), and Capitol Series Trust (“CST” or “Acquiring Trust”), on behalf of the Hull Tactical US ETF, a newly-created series of CST (the “Acquiring ETF”), that provides for: (i) the acquisition of the assets of the Target ETF by the Acquiring ETF in exchange solely for shares of the Acquiring ETF and the assumption of the liabilities of the Target ETF by the Acquiring ETF, (ii) the pro rata distribution of such shares to the shareholders of the Target ETF, and (iii) the complete liquidation and dissolution of the Target ETF.	☐	☐	☐

NOTE: Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

V08863-S64102

PROXY CARD FOR

Hull Tactical US ETF

A series of Exchange Traded Concepts Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 26, 2023

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Hull Tactical US ETF, a series of Exchange Traded Concepts Trust (the “Trust”), hereby designate and appoint [TBD], or his designees, with power of substitution and re-substitution, as proxy to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on May 26, 2023 at 10900 Hefner Pointe Drive, Suite 400. Oklahoma City, Oklahoma 73120, at 10:00 a.m. (Central Standard Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE HULL TACTICAL US ETF. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Remember to sign and date the reverse side before mailing in your vote.

PART C

OTHER INFORMATION

Item 15. Indemnification

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VI of Registrant’s Amended and Restated Agreement and Declaration of Trust. The Investment Advisory Agreements provide that, in the absence of willful misfeasance, bad faith or negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreements, Under these agreements, Advisers shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment, suffered by the Fund in connection with the performance of the Investment Advisory Contracts. Indemnification of Registrant’s other services providers is against certain losses is provided for, respectively, as follows:

•	Distributor, by Sections 6 and 7 of the Trust’s Distribution Agreement with Northern Lights Distributors, LLC, incorporated herein by reference as Exhibit (7)(1);
•	Custodian and Transfer Agent, by Sections 10 and 11 of the Trust’s Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co, incorporated herein by reference as Exhibit (9)(1);
•	Fund Accountant and Administrator, by Section 10 of the Trust’s ETF Master Services Agreement with Ultimus Fund Solutions, incorporated herein by reference as Exhibit (13)(2);
•	Compliance Consultant and Chief Compliance Officer, by Section 9 of the Trust’s Amended and Restated Compliance Consulting Agreement with Northern Lights Compliance Services, LLC (“NLCS”), incorporated herein by reference as Exhibit (13)(6);

Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16. Exhibits:

(1)
1	Amended and Restated Agreement and Declaration of Trust (“Trust Instrument”) dated November 18, 2021 as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

2	Amendment to Appendix B to Trust Instrument dated February 2, 2022, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

3	Amendment to Appendix B to Trust Instrument dated March 7, 2023, as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(2)
1	By-Laws adopted as of September 18, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

2	Amendment No. 1 to By-Laws adopted as of November 18, 2013 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 41 on December 27, 2017.)

3	Amendment No. 2 to By-Laws adopted as of June 16, 2016 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(3)	Not applicable

(4)
1	Form of Agreement and Plan of Reorganization – (Exhibit incorporated herein by reference as filed to Registrant’s Proxy Statement filed on Form N-14 on March 13, 2023, File No. 333-270510, Accession No. 0001580642-23-001482).

(5)	Instruments Defining Rights of Security Holders are herein incorporated by reference to the Trust Instrument

(6)

1	Investment Advisory Agreement between the Registrant, on behalf of the Hull Tactical US ETF, and HTAA, LLC dated March 7, 2023 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(7)
1	ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

2	Schedule B-2 dated March 8, 2022 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

3	Schedule B-3 dated March 7, 2023 to the ETF Distribution Agreement dated December 8, 2021 between the Registrant and Northern Lights Distributors, LLC on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(8)	Not applicable

(9)
1	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

2	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 127 on May 31, 2022).

3	Amendment to Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(10)
1	Distribution and Service Plan dated March 7, 2023 on behalf of the Hull Tactical US ETF – Exhibit incorporated herein by reference as filed to Registrant’s Proxy Statement filed on Form N-14/A, Pre-Effective Amendment No. 1 on April 12, 2023, File No. 333-270510, Accession No. 0001580642-23-002066.

(11)	Opinion of counsel as to the legality of the securities registered with regard to the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

(12)	Opinion of Practus, LLC as to certain tax consequences – Exhibit incorporated herein by reference as filed to Registrant’s Proxy Statement filed on Form N-14/A, Pre-Effective Amendment No. 2 on May 15, 2023, File No. 333-270510, Accession No. 0001580642-23-002726.

(13)
1	Consulting Agreement for compliance services dated December 8, 2021 between the Registrant and Northern Lights Compliance Services, LLC, on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

2	ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Clockwise Capital Innovation ETF and the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

3	Form of Authorized Participant Agreement between the Registrant, Northern Lights Distributors, LLC and a participant – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 121 on December 22, 2021.)

4	Fund Accounting Fee Letter and Fund Administration Fee Letter dated March 8, 2022 to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Fairlead Tactical Sector ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 126 on March 8, 2022.)

5	Derivatives Risk Management Program Support Services Addendum between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Preserver Alternative Opportunities Fund, dated June 23, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 128 on August 26, 2022).

6	Amended and Restated Consulting Agreement for compliance services dated September 14, 2022 between the Registrant and Northern Lights Compliance Services, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 129 on December 29, 2022).

7	Amended Schedule A to the ETF Master Services Agreement dated December 8, 2021 between the Registrant and Ultimus Fund Solutions, LLC, and Fund Accounting Fee Letter and Fund Administration Fee Letter on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

8	Derivatives Risk Management Program Support Services Addendum to the ETF Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated December 8, 2021 on behalf of the Hull Tactical US ETF – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.)

9	Amendment No. 1 dated March 6, 2023 to the Amended and Restated Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC dated September 14, 2022 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 134 on May 17, 2023.).

(14)	Consent of Cohen & Company, Ltd. – (Exhibit incorporated herein by reference as filed to Registrant’s Proxy Statement filed on Form N-14 on May 16, 2023.

(15)	Not applicable

(16)	Powers of Attorney of the Board of Trustees of Capitol Series Trust - (Exhibit incorporated herein by reference as filed to Registrant’s Proxy Statement filed on Form N-14 on March 13, 2023, File No. 333-270510, Accession No. 0001580642-23-001482).

(17)	Not applicable

(+)	Exhibit is being filed electronically with registration statement.

Item 17

Undertakings:

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio on May 17, 2023.

Capitol Series Trust
(Registrant)

/s/ Paul Leone
Paul Leone
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date(s) indicated:

Signature	Title	Date

*	Trustee and Chair	May 17, 2023
Walter B. Grimm

*	Trustee	May 17, 2023
Mary Madick

*	Trustee	May 17, 2023
David James

*	Trustee	May 17, 2023
Lori Kaiser

*	Trustee	May 17, 2023
Janet S. Meeks

/s/ Matthew J. Miller	President and Chief Executive Officer	May 17, 2023
Matthew J. Miller

/s/ Zachary P. Richmond	Treasurer/Chief Financial Officer and Principal Accounting Officer	May 17, 2023
Zachary P. Richmond

/s/ Tiffany R. Franklin		May 17, 2023
* By: Tiffany R. Franklin
Power of Attorney